UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: January 31

Registrant is making a filing for 8 of its series:

Wells Fargo 100% Treasury Money Market Fund, Wells Fargo Cash Investment Money Market Fund, Wells Fargo Government Money Market Fund, Wells Fargo Heritage Money Market Fund, Wells Fargo Money Market Fund, Wells Fargo Municipal Cash Management Money Market Fund, Wells Fargo National Tax-Free Money Market Fund, and Wells Fargo Treasury Plus Money Market Fund.

Date of reporting period: January 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report
January 31, 2021
Government Money Market Funds
■	Wells Fargo 100% Treasury Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Government Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo 100% Treasury Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Government Money Market Funds

This page is intentionally left blank.

Performance highlights (unaudited)
Investment objective
The Fund seeks current income exempt from most state and local individual income taxes, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Michael C. Bird, CFA®‡
Jeffrey L. Weaver, CFA®‡
Laurie White
Average annual total returns (%) as of January 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (WFTXX)	11-8-1999	0.14	0.67	0.34	0.62	0.60
Administrator Class (WTRXX)	6-30-2010	0.20	0.89	0.44	0.35	0.30
Institutional Class (WOTXX)[3]	10-31-2014	0.24	0.97	0.49	0.23	0.20
Service Class (NWTXX)	12-3-1990	0.15	0.74	0.37	0.52	0.50
Sweep Class	6-30-2010	0.11	0.55	0.28	0.53	0.50
Yield summary (%) as of January 31, 20212
	Class A	Administrator Class	Institutional Class	Service Class	Sweep Class
7-day current yield	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Government Money Market Funds

Performance highlights (unaudited)
Effective maturity distribution as of January 31, 2021[4]
Portfolio composition as of January 31, 2021[4]

Weighted average maturity as of January 31, 2021[5]
50 days

Weighted average life as of January 31, 2021[6]
102 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.30% for Administrator Class, 0.20% for Institutional Class, 0.50% for Service Class, and 0.50% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.48%, -0.21%, -0.09%, -0.38%, and -0.39% for Class A, Administrator Class, Institutional Class, Service Class, and Sweep Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.
[4]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.
[7]	The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

Government Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The Fund’s fiscal year that ended January 31, 2021, saw interest rates return to zero as the U.S. government and U.S. Federal Reserve (Fed), along with other nations and major central banks, took aggressive steps to limit economic damage from the COVID-19 global pandemic. The fiscal year began with the Fed targeting the range on the federal funds rate at 1.50% to 1.75%. As it became apparent the budding pandemic would significantly impair economic activity for some time, the Fed acted quickly by cutting its interest rate target range to 0.00% to 0.25% in two steps in March 2020. It also began buying Treasury and mortgage-backed securities to soothe erratic markets, and it continued to do so throughout the year in another round of quantitative easing (QE) similar to those taken during the recovery from the 2008 global financial crisis. As of the end of the fiscal year, the Fed has committed to buying $120 billion of securities per month until substantial further progress is made toward its goals. Additionally, in September, the Fed formalized a commitment to meeting its 2% inflation target when it stated its intention to not raise rates until inflation reached 2% and was on track to moderately exceed 2% for some time.
The pandemic-induced U.S. economic contraction was exceptionally sharp and short. After growing at an average rate of 2.4% in the preceding two years, U.S. gross domestic product shrank by 5% in the first quarter of 2020 before falling a further 31% in the second quarter. The rebound came quickly, though, with growth of 33% and 4% in the third and fourth quarters, respectively. The unemployment rate began the fiscal year at a 50-year low of 3.5%, peaked at 14.8% in April, and fell to 6.3% by year-end. Consumer price inflation remained well below the Fed’s 2% target: After ending the prior fiscal year at 1.8%, the Core PCE Price Index7, the Fed’s preferred price measure, fell to 1.5% by year-end.
Interest rates on all categories of government money market securities moved lower throughout the year, consistent with the Fed’s moves. Three-month Treasury bills (T-bills) began the fiscal year yielding 1.54% and ended it yielding just 0.06%. Similarly, 6-month T-bill yields fell from 1.52% to 0.07% from the beginning to the end of the fiscal year. The lower yields are the result not only of the Fed lowering its interest rate target range but also of the growth in banking system reserves that has resulted from its ongoing QE. Reserves have increased from $1.6 trillion at the beginning of the fiscal year to $3.2 trillion at the end.
Our investment strategy remained consistent. We invested in T-bills and U.S. Treasury notes—including floating-rate notes—while taking into account the Fund’s overall level of liquidity and average maturity and seeking to maintain a stable $1.00 net asset value.
Strategic outlook
Money market interest rates look to be extremely low, at or near zero, for an extended period of time, perhaps for several years or more. The Fed is committed to maintaining extremely accommodative monetary policy in the form of both low nominal rates and its current round of open-ended QE to increase both employment and inflation to levels it believes meet its mandates. Reducing and eventually stopping QE, which will represent the first step in policy normalization, will depend on the evolution of the economic recovery. That recovery will, in turn, depend on the degree to which the robust fiscal and monetary policy response is able to overcome any economic scarring that has resulted from the pandemic recession. It will also be dependent on the evolution of the pandemic itself, especially on the effectiveness of the vaccination campaign. Based on past experience, the Fed was likely to be extremely cautious in removing accommodation anyway, but by clarifying the need to achieve its 2% inflation target before raising rates, it formalized its reticence. As to whether there is risk to interest rates in the other direction, the Fed has continued to indicate an unwillingness to pursue negative rates, consistent with its stance during the previous downturn. It would likely take a significant deterioration in its outlook for the Fed to consider that path.
Please see footnotes on page 7.

8  |  Government Money Market Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.10	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
Administrator Class
Actual	$1,000.00	$1,000.10	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
Institutional Class
Actual	$1,000.00	$1,000.10	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
Service Class
Actual	$1,000.00	$1,000.10	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
Sweep Class
Actual	$1,000.00	$1,000.10	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Government Money Market Funds  |  9

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities: 97.33%
U.S. Cash Management Bill ☼	0.04%	3-30-2021	$ 295,000,000	$ 294,960,924
U.S. Cash Management Bill ☼	0.05	5-18-2021	45,000,000	44,988,075
U.S. Cash Management Bill ☼%%	0.08	7-6-2021	90,000,000	89,970,355
U.S. Cash Management Bill ☼	0.09	4-27-2021	190,000,000	189,959,626
U.S. Cash Management Bill ☼	0.09	5-4-2021	95,000,000	94,977,422
U.S. Cash Management Bill ☼	0.09	5-11-2021	45,000,000	44,988,491
U.S. Cash Management Bill ☼	0.09	5-25-2021	90,000,000	89,974,434
U.S. Cash Management Bill ☼	0.09	6-1-2021	95,000,000	94,970,708
U.S. Cash Management Bill ☼	0.09	6-8-2021	90,000,000	89,971,425
U.S. Cash Management Bill ☼	0.09	6-15-2021	45,000,000	44,984,841
U.S. Cash Management Bill ☼	0.09	6-22-2021	90,000,000	89,968,099
U.S. Cash Management Bill ☼	0.09	6-29-2021	50,000,000	49,980,883
U.S. Cash Management Bill ☼	0.10	4-6-2021	95,000,000	94,982,604
U.S. Cash Management Bill ☼	0.10	4-20-2021	95,000,000	94,979,417
U.S. Cash Management Bill ☼	0.11	4-13-2021	95,000,000	94,980,327
U.S. Treasury Bill ☼##	0.08	2-2-2021	577,920,000	577,918,637
U.S. Treasury Bill ☼	0.08	2-23-2021	815,000,000	814,958,212
U.S. Treasury Bill ☼	0.08	3-11-2021	770,000,000	769,932,299
U.S. Treasury Bill ☼	0.08	3-18-2021	480,000,000	479,950,038
U.S. Treasury Bill ☼	0.08	4-29-2021	485,000,000	484,900,542
U.S. Treasury Bill ☼	0.08	6-17-2021	65,000,000	64,979,382
U.S. Treasury Bill ☼	0.09	2-9-2021	780,000,000	779,984,887
U.S. Treasury Bill ☼	0.09	2-18-2021	735,000,000	734,968,129
U.S. Treasury Bill ☼	0.09	3-9-2021	335,000,000	334,968,855
U.S. Treasury Bill ☼	0.09	3-23-2021	280,000,000	279,963,958
U.S. Treasury Bill ☼	0.09	3-25-2021	480,000,000	479,939,665
U.S. Treasury Bill ☼	0.09	4-8-2021	525,000,000	524,912,715
U.S. Treasury Bill ☼	0.09	4-15-2021	475,000,000	474,909,764
U.S. Treasury Bill ☼	0.09	5-20-2021	235,000,000	234,933,489
U.S. Treasury Bill ☼	0.09	6-24-2021	95,000,000	94,964,905
U.S. Treasury Bill ☼	0.09	7-8-2021	45,000,000	44,981,749
U.S. Treasury Bill ☼	0.09	7-15-2021	45,000,000	44,981,344
U.S. Treasury Bill ☼	0.09	7-22-2021	50,000,000	49,977,913
U.S. Treasury Bill ☼	0.09	7-29-2021	45,000,000	44,980,531
U.S. Treasury Bill ☼	0.09	1-27-2022	20,000,000	19,981,700
U.S. Treasury Bill ☼	0.10	2-4-2021	1,113,780,000	1,113,773,988
U.S. Treasury Bill ☼	0.10	2-11-2021	635,000,000	634,982,539
U.S. Treasury Bill ☼	0.10	2-25-2021	485,000,000	484,971,983
U.S. Treasury Bill ☼	0.10	3-2-2021	720,000,000	719,958,188
U.S. Treasury Bill ☼	0.10	3-4-2021	530,000,000	529,958,365
U.S. Treasury Bill ☼	0.10	3-16-2021	330,000,000	329,965,607
U.S. Treasury Bill ☼	0.10	4-1-2021	525,000,000	524,916,712
U.S. Treasury Bill ☼	0.10	5-6-2021	190,000,000	189,952,132
U.S. Treasury Bill ☼	0.10	5-13-2021	195,000,000	194,946,302
U.S. Treasury Bill ☼	0.10	5-27-2021	45,000,000	44,986,344
U.S. Treasury Bill ☼	0.10	6-3-2021	95,000,000	94,969,415
U.S. Treasury Bill ☼	0.10	6-10-2021	45,000,000	44,984,681
U.S. Treasury Bill ☼	0.10	7-1-2021	95,000,000	94,961,250
U.S. Treasury Bill ☼	0.11	2-16-2021	725,000,000	724,973,664
U.S. Treasury Bill ☼	0.11	12-30-2021	90,000,000	89,910,314
U.S. Treasury Bill ☼	0.12	4-22-2021	485,000,000	484,899,688
U.S. Treasury Bill ☼	0.12	12-2-2021	50,000,000	49,951,022
U.S. Treasury Bill ☼	0.14	10-7-2021	20,000,000	19,981,056
U.S. Treasury Bill ☼	0.14	11-4-2021	85,000,000	84,908,767
The accompanying notes are an integral part of these financial statements.

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2021

		Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.06%) ±		0.14%	7-31-2022	$ 210,000,000	$ 209,992,739
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.06%) ±		0.14	10-31-2022	400,000,000	399,986,396
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.11%) ±		0.19	4-30-2022	738,000,000	738,100,821
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.14%) ±		0.22	4-30-2021	340,000,000	339,981,072
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.15%) ±		0.23	1-31-2022	365,000,000	364,885,436
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.22%) ±		0.30	7-31-2021	170,000,000	169,989,103
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.30%) ±		0.38	10-31-2021	310,000,000	310,103,538
U.S. Treasury Note		1.13	2-28-2021	85,000,000	85,043,479
U.S. Treasury Note		1.50	8-31-2021	20,000,000	20,156,781
U.S. Treasury Note		1.75	11-30-2021	50,000,000	50,681,359
U.S. Treasury Note		1.88	11-30-2021	40,000,000	40,586,767
U.S. Treasury Note		2.00	2-28-2021	45,000,000	45,036,428
U.S. Treasury Note		2.00	8-31-2021	48,000,000	48,527,421
U.S. Treasury Note		2.00	11-15-2021	30,000,000	30,447,769
U.S. Treasury Note		2.13	9-30-2021	85,000,000	86,119,243
U.S. Treasury Note		2.25	2-15-2021	85,000,000	85,054,724
U.S. Treasury Note		2.25	3-31-2021	40,000,000	40,095,155
U.S. Treasury Note		2.38	3-15-2021	20,000,000	20,045,198
U.S. Treasury Note		2.38	4-15-2021	30,000,000	30,120,857
U.S. Treasury Note		2.50	2-28-2021	20,000,000	20,014,055
U.S. Treasury Note		2.50	1-15-2022	20,000,000	20,455,586
U.S. Treasury Note		2.63	7-15-2021	20,000,000	20,223,173
U.S. Treasury Note		2.88	11-15-2021	50,000,000	51,083,089
U.S. Treasury Note		3.63	2-15-2021	30,000,000	30,023,705
Total U.S. Treasury securities (Cost $18,556,432,256)					18,556,432,256
Total investments in securities (Cost $18,556,432,256)	97.33%				18,556,432,256
Other assets and liabilities, net	2.67				508,952,830
Total net assets	100.00%				$19,065,385,086

##	All or a portion of this security is segregated for when-issued securities.
±	Variable rate investment. The rate shown is the rate in effect at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
%%	The security is purchased on a when-issued basis.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at amortized cost	$ 18,556,432,256
Cash	7,187
Receivable for investments sold	1,179,830,416
Receivable for interest	7,123,834
Receivable for Fund shares sold	4,983,987
Receivable from manager	1,071,187
Prepaid expenses and other assets	386,266
Total assets	19,749,835,133
Liabilities
Payable for investments purchased	584,960,256
Payable for when-issued transactions	89,970,355
Payable for Fund shares redeemed	6,536,635
Administration fees payable	1,447,073
Distribution fee payable	69,537
Dividends payable	69,213
Trustees’ fees and expenses payable	1,364
Accrued expenses and other liabilities	1,395,614
Total liabilities	684,450,047
Total net assets	$19,065,385,086
Net assets consist of
Paid-in capital	$ 19,065,313,538
Total distributable earnings	71,548
Total net assets	$19,065,385,086
Computation of net asset value per share
Net assets – Class A	$ 202,999,162
Shares outstanding – Class A1	202,991,821
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 493,676,791
Shares outstanding – Administrator Class[1]	493,659,387
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$ 12,321,170,027
Shares outstanding – Institutional Class[1]	12,320,799,272
Net asset value per share – Institutional Class	$1.00
Net assets – Service Class	$ 5,225,755,103
Shares outstanding – Service Class[1]	5,225,597,960
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$ 821,784,003
Shares outstanding – Sweep Class[1]	821,754,646
Net asset value per share – Sweep Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Statement of operations—year ended January 31, 2021

Investment income
Interest	$ 67,693,113
Expenses
Management fee	26,185,220
Administration fees
Class A	672,428
Administrator Class	528,300
Institutional Class	9,778,393
Service Class	6,237,197
Sweep Class	222,099
Shareholder servicing fees
Class A	763,011
Administrator Class	528,236
Service Class	12,993,938
Sweep Class	1,850,802
Distribution fee
Sweep Class	2,204,284
Custody and accounting fees	395,207
Professional fees	53,354
Registration fees	211,324
Shareholder report expenses	54,767
Trustees’ fees and expenses	18,958
Other fees and expenses	162,438
Total expenses	62,859,956
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,756,365)
Class A	(891,263)
Administrator Class	(584,325)
Institutional Class	(3,687,064)
Service Class	(13,065,569)
Sweep Class	(3,275,269)
Net expenses	38,600,101
Net investment income	29,093,012
Net realized gains on investments	159,636
Net increase in net assets resulting from operations	29,252,648
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 29,093,012		$ 220,324,593
Net realized gains on investments		159,636		1,197,710
Net increase in net assets resulting from operations		29,252,648		221,522,303
Distributions to shareholders from
Net investment income and net realized gains
Class A		(473,676)		(5,743,559)
Administrator Class		(1,039,690)		(11,061,889)
Institutional Class		(21,057,299)		(141,126,498)
Service Class		(6,608,812)		(56,995,623)
Sweep Class		(614,373)		(6,082,256)
Total distributions to shareholders		(29,793,850)		(221,009,825)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	879,783,683	879,783,683	1,190,400,202	1,190,400,202
Administrator Class	1,892,103,152	1,892,103,152	2,451,512,619	2,451,512,619
Institutional Class	42,133,377,022	42,133,377,022	25,146,673,331	25,146,673,331
Service Class	22,226,504,129	22,226,504,129	18,262,618,012	18,262,618,012
Sweep Class	7,128,257,353	7,128,257,353	4,752,687,515	4,752,687,515
		74,260,025,339		51,803,891,679
Reinvestment of distributions
Class A	497,162	497,162	5,712,034	5,712,034
Administrator Class	828,749	828,749	6,629,965	6,629,965
Institutional Class	12,824,015	12,824,015	90,583,672	90,583,672
Service Class	2,348,163	2,348,163	17,911,478	17,911,478
Sweep Class	638,970	638,970	6,057,655	6,057,655
		17,137,059		126,894,804
Payment for shares redeemed
Class A	(1,145,613,117)	(1,145,613,117)	(1,111,780,649)	(1,111,780,649)
Administrator Class	(1,953,668,446)	(1,953,668,446)	(2,595,952,750)	(2,595,952,750)
Institutional Class	(37,389,255,328)	(37,389,255,328)	(24,969,710,678)	(24,969,710,678)
Service Class	(21,233,428,405)	(21,233,428,405)	(16,846,608,441)	(16,846,608,441)
Sweep Class	(6,849,965,760)	(6,849,965,760)	(4,634,944,630)	(4,634,944,630)
		(68,571,931,056)		(50,158,997,148)
Net increase in net assets resulting from capital share transactions		5,705,231,342		1,771,789,335
Total increase in net assets		5,704,690,140		1,772,301,813
Net assets
Beginning of period		13,360,694,946		11,588,393,133
End of period		$ 19,065,385,086		$ 13,360,694,946
The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.14%	1.54%	1.35%	0.32%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.63%	0.71%	0.79%	0.79%
Net expenses	0.31% [3]	0.60%	0.62%	0.64%	0.36%
Net investment income	0.15%	1.49%	1.35%	0.31%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$202,999	$468,360	$384,013	$291,246	$363,639

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.29% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.20%	1.84%	1.67%	0.67%	0.07%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.36%	0.44%	0.52%	0.52%
Net expenses	0.22% [3]	0.30%	0.30%	0.30%	0.30%
Net investment income	0.19%	1.85%	1.63%	0.65%	0.06%
Supplemental data
Net assets, end of period (000s omitted)	$493,677	$554,447	$692,247	$914,471	$1,226,947

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.08% higher.
The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.24%	1.95%	1.77%	0.77%	0.17%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.24%	0.31%	0.40%	0.40%
Net expenses	0.18% [3]	0.20%	0.20%	0.20%	0.20%
Net investment income	0.17%	1.92%	1.79%	0.78%	0.18%
Supplemental data
Net assets, end of period (000s omitted)	$12,321,170	$7,564,485	$7,296,690	$4,700,731	$3,566,678

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.02% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.15%	1.64%	1.46%	0.46%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.53%	0.61%	0.69%	0.69%
Net expenses	0.25% [3]	0.50%	0.50%	0.50%	0.36%
Net investment income	0.12%	1.58%	1.45%	0.45%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$5,225,755	$4,230,537	$2,796,397	$2,945,498	$3,337,172

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.25% higher.
The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Sweep Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.01	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	(0.00) [2]	(0.00) [2]	0.00 [1]
Total from investment operations	0.00 [1]	0.01	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.11%	1.34%	1.13%	0.18%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.79%	0.87%	0.95%	1.11%
Net expenses	0.27% [3]	0.79%	0.83%	0.77%	0.36%
Net investment income	0.08%	1.30%	1.14%	0.16%	0.00%
Supplemental data
Net assets, end of period (000s omitted)	$821,784	$542,866	$419,046	$481,702	$672,256

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.23% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo 100% Treasury Money Market Fund (the “Fund”) which is a diversified series of the Trust.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20  |  Government Money Market Funds

Notes to financial statements
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
U.S. Treasury securities	$0	$18,556,432,256	$0	$18,556,432,256
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130

Government Money Market Funds  |  21

Notes to financial statements
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.80
Service Class	0.12
Sweep Class	0.03
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Administrator Class	0.30
Institutional Class	0.20
Service Class	0.50
Sweep Class	0.50
Prior to December 1 ,2020, Sweep Class shares expenses were capped at 0.78% and prior to June 1, 2020, the expenses were capped at 0.83%.
Distribution fee
The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.10% of the average daily net assets of Sweep Class shares. Prior to December 1, 2020, the annual rate charged to Sweep Class shares was 0.35% of its average daily net assets.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class.

22  |  Government Money Market Funds

Notes to financial statements
Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $29,793,850 and $221,009,825 of ordinary income for the years ended January 31, 2021 and January 31, 2020, respectively.
As of January 31, 2021, distributable earnings on a tax basis consisted of $144,091 in undistributed ordinary income.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

Government Money Market Funds  |  23

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo 100% Treasury Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

24  |  Government Money Market Funds

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2021, $36,339,428 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $855,381 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, 100.00% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 97.27% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

Government Money Market Funds  |  25

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

26  |  Government Money Market Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Government Money Market Funds  |  27

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

28  |  Government Money Market Funds

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00362 03-22
A300/AR300 01-21

Annual Report
January 31, 2021
Institutional Money Market Funds
■	Wells Fargo Cash Investment Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Cash Investment Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Institutional Money Market Funds

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Performance highlights (unaudited)
Investment objective
The Fund seeks current income, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadvisers
Wells Capital Management Incorporated
Wells Capital Management Singapore
Portfolio managers
Michael C. Bird, CFA®‡
Jeffrey L. Weaver, CFA®‡
Laurie White
Average annual total returns (%) as of January 31, 2021
		Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Administrator Class (WFAXX)	7-31-2003	0.32	1.11	0.56	0.36	0.33
Institutional Class (WFIXX)	10-14-1987	0.41	1.24	0.64	0.24	0.20
Select Class (WFQXX)	6-29-2007	0.49	1.31	0.71	0.20	0.13
Service Class (NWIXX)	10-14-1987	0.26	0.96	0.49	0.53	0.45
Yield summary (%) as of January 31, 20212
	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield	0.01	0.01	0.02	0.01
7-day compound yield	0.01	0.01	0.02	0.01
30-day simple yield	0.01	0.01	0.04	0.01
30-day compound yield	0.01	0.01	0.04	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)
Effective maturity distribution as of January 31, 2021[3]
Portfolio composition as of January 31, 2021[3]

Weighted average maturity as of January 31, 2021[4]
9 days

Weighted average life as of January 31, 2021[5]
10 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.33% for Administrator Class, 0.20% for Institutional Class, 0.13% for Select Class, and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.23%, -0.11%, -0.07%, and -0.38% for Administrator Class, Institutional Class, Select Class, and Service Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[4]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[5]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Institutional Money Market Funds  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
The money market sector is heavily influenced by the Federal Open Market Committee’s (FOMC’s) assessment of the economy, its target rates, and expectations of changes to those target rates. Consequently, we try to glean insight about rate moves by dissecting U.S. Federal Reserve (Fed) statements and Fed member speeches and by analyzing the Summary of Economic Projections. In times of stress, we analyze the causes and possible outcomes for the money markets and other sectors and look for public and private response functions to adjust our portfolios to meet our shareholders’ needs.
As we entered this reporting period, the FOMC was solidly on hold at a target rate range of 1.50% to 1.75%. Risk assets were performing well as LIBOR-OIS (London Interbank Offered Rate-Overnight Interest Swap) spreads tightened from 39 basis points (bps; 100 bps equal 1.00%) at the end of 2019 to 13 bps in February. The LIBOR-OIS spread is the difference between the LIBOR and the OIS rate. It represents the difference between an interest rate with some credit risk built in (LIBOR) and one that is relatively risk-free (OIS) over a certain time period and reflects not only credit risk but also term-premia, the additional return investors demand to compensate them for holding a longer-term bond.
An oil shock at the beginning of March followed by concerns over global economic growth as a result of the pandemic made for a stressed market. At a time of uncertainty and market stress, the demand for liquidity increased across all asset classes as investors adjusted to a rapidly evolving risk event—the COVID-19 pandemic. The FOMC lowered its target rate range to 0.00% to 0.25% to provide monetary support for stressed markets. However, as bank balance sheets have benefited from recent regulation focusing on capital requirements and leverage ratios, these same regulations have hampered their ability to provide intermediation in markets—specifically to make markets in securities—and so proved to be limiting in providing broad-based market liquidity. The Fed recognized this and swiftly implemented a slew of programs to deal with the developing liquidity crisis by dusting off its playbook from the global financial crisis. The collective goal for each of the programs was to support the credit needs of American households and businesses and to restart the flow of capital through improved capital-market functionality. The programs were targeted to provide stability not only to money markets but also to investment-grade, speculative-grade, mortgage, and municipal markets and exchange-traded funds, as well as directly to corporations as issuers in those markets.
For prime money market funds, the most important program was the Money Market Mutual Fund Liquidity Facility (MMLF). The basic mechanism for risk transfer happened as the Federal Reserve Bank of Boston made loans available to eligible financial institutions (banks) secured by high-quality assets purchased by the financial institution from money market mutual funds. It was particularly effective in providing liquidity support for money market funds, as the banks participating in the MMLF are exempt from risk-based capital and leverage requirements, allowing banks to intermediate the flow of credit and support market prices and liquidity without penalty. As a result, prices in money market securities stabilized and market liquidity quickly improved. With credit fundamentals during this period remaining quite stable, as opposed to the 2008–2009 experience, the focus this time was on improving market liquidity and supporting economic growth.
The stabilizing effects of the MMLF were so effective that assets moved back into the prime space following March’s dislocations. Prime assets, as reported by Crane Data, increased by June to a post-reform record of $1.1 trillion and remained remarkably stable throughout the second half of the year. Increasing assets and stability in the markets led to dramatically decreasing credit spreads. LIBOR-OIS spiked to a high of 1.38% at the end of March and slowly narrowed to the mid-teens by year-end as liquidity needs eased and credit fundamentals remained favorable.
As the spike in volatility across most asset classes ebbed and risk asset prices soared, market participants focused on fiscal and monetary responses to the pandemic to support economic growth. Fiscal response started out strong with the Coronavirus Aid, Relief, and Economic Security (CARES) Act to provide widespread relief. However, the election and usual legislative stalemates caused the hope of more fiscal response to dim and uncertainty to increase. At the end of 2020, Congress passed a slimmed-down fiscal stimulus bill to extend unemployment benefits and provide relief to small businesses. Monetary policy, on the other hand, has been remarkably stable. The FOMC has remained accommodative and has kept a consistent message throughout the pandemic:
"to maintain this target range until it is confident that the economy has weathered recent events and is on track to achieve its maximum employment and price stability goals.”

8  |  Institutional Money Market Funds

Performance highlights (unaudited)
At its annual Jackson Hole policy symposium in August, the FOMC announced that it would seek inflation that averages 2% over time, thus allowing for inflation to run higher than 2% after a period of weakness. At the conclusion of the September 16 FOMC meeting, the FOMC left interest rates unchanged (0.00% to 0.25%) and once again noted its expectation to maintain an accommodative stance until inflation averages 2% over time, with longer-term inflation expectations well anchored at 2%, and until employment reaches its maximum level. The Fed repeated that it would use its full range of tools to support the economic recovery and would continue its buying program of Treasury and mortgage-backed securities but cautioned, “The path of the economy will depend significantly on the course of the virus.”
Strategic outlook
As the FOMC is clearly in an accommodative monetary policy mode for the foreseeable future, money market yield curves continue to flatten. The lack of a stimulus package this fall and a slimmed-down stimulus package in December resulted in muted Treasury bill supply and plummeting government yields. Credit metrics in the prime space, too, continue to be well supported by the liquidity injected into the economy and regulatory relief by the Fed. Bank capital requirements are stable, and liquidity and interest coverage ratios remain favorable. The combination of solid market liquidity, well-supported credit metrics, and lower government yields have induced managers to broaden the search for yield, causing prime yields to compress as well.
At the same time, long-term investment-grade debt issuance has maintained its record pace, meaning the need to issue short-term debt has decreased, causing a supply dynamic that promotes a flatter curve. In addition to yields flattening, credit spreads in the money market space have narrowed in the face of strong demand.
Going forward, we believe the market will look for continued fiscal response to fight the pandemic, effectiveness of the vaccine, and monetary support to achieve sustained economic growth and price stability. As always, we tend to take a conservative approach when constructing our portfolios and favor keeping excess liquidity over the stated regulatory requirements, running shorter weighted average maturities and looking to extend maturities if the opportunity offers a favorable risk/reward proposition. As we demonstrated in March 2020, having this additional liquidity buffer allowed us to meet the liquidity needs of our shareholders while still affording us to opportunistically add securities to lock in higher yields.

Institutional Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$ 999.78	$1.21	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	$1.22	0.24%
Institutional Class
Actual	$1,000.00	$ 999.98	$0.96	0.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.18	$0.97	0.19%
Select Class
Actual	$1,000.00	$1,000.30	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$ 999.78	$1.16	0.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.98	$1.17	0.23%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Certificates of deposit: 12.95%
ABN Amro Bank NV	0.10%	2-2-2021	$ 25,000,000	$ 25,000,000
Australia & New Zealand Banking Group Limited	0.07	2-1-2021	30,000,000	30,000,000
HSBC Bank USA NA	0.10	2-1-2021	30,000,000	30,000,000
Mizuho Bank Limited	0.08	2-1-2021	20,000,000	20,000,000
Norinchukin Bank	0.30	5-20-2021	2,000,000	2,000,696
Oversea-Chinese Banking	0.21	3-1-2021	4,000,000	4,000,275
Rabobank Netherlands (New York)	0.07	2-1-2021	25,000,000	25,000,000
Sumitomo Mitsui Banking Corporation (1 Month LIBOR+0.10%) ±	0.23	4-7-2021	8,000,000	8,000,890
Sumitomo Mitsui Trust NY	0.27	5-18-2021	5,000,000	5,001,375
Toronto Dominion Bank	1.30	2-26-2021	5,000,000	5,004,591
UBS AG Stamford Branch (1 Month LIBOR+1.25%) ±	1.38	2-10-2021	7,000,000	7,002,885
Total Certificates of deposit (Cost $161,000,000)				161,010,712

Closed end municipal bond fund obligations: 1.05%
Invesco Dynamic Credit Opportunities Fund Variable Rate Demand Preferred Shares Series W-7 (60 shares) 0.36% 144A§øø	6,000,000	6,000,000
Nuveen Short Duration Credit Opportunities Fund Taxable Fund Preferred Shares Series A (7,000 shares) 0.36% 144Aø	7,000,000	7,000,000
Total Closed end municipal bond fund obligations (Cost $13,000,000)		13,000,000

Commercial paper: 42.73%
Asset-backed commercial paper: 22.44%
Alinghi Funding Company LLC 144A☼	0.10	2-2-2021	30,000,000	29,999,567
Alpine Securitization LLC (1 Month LIBOR+0.09%) 144A±	0.21	7-16-2021	4,000,000	4,000,000
Anglesea Funding LLC 144A	0.17	5-17-2021	8,000,000	8,000,287
Anglesea Funding LLC (1 Month LIBOR+0.11%) 144A±	0.24	3-15-2021	8,000,000	8,000,282
Anglesea Funding LLC (1 Month LIBOR+0.11%) 144A±	0.24	3-19-2021	4,000,000	4,000,421
Barton Capital Corporation 144A☼	0.10	2-2-2021	25,000,000	24,999,639
Bennington Sark Capital Company 144A☼	0.10	2-2-2021	10,000,000	9,999,856
Bennington Sark Capital Company 144A☼	0.16	2-4-2021	10,000,000	9,999,783
Cedar Spring Capital Corporation 144A☼	0.15	2-16-2021	18,002,000	18,000,614
Chesham Finance Limited 144A☼	0.10	2-1-2021	20,000,000	19,999,783
Chesham Finance Limited 144A☼	0.10	2-1-2021	10,000,000	9,999,892
Collateralized Commercial Paper Flex Company LLC 144A☼	0.25	2-16-2021	3,000,000	2,999,769
Collateralized Commercial Paper V Company LLC ☼	0.25	2-3-2021	8,000,000	7,999,856
Collateralized Commercial Paper V Company LLC ☼	0.25	2-11-2021	5,000,000	4,999,738
Collateralized Commercial Paper V Company LLC ☼	0.25	2-16-2021	3,000,000	2,999,769
Columbia Funding Company 144A☼	0.26	3-2-2021	3,000,000	2,999,571
Columbia Funding Company 144A☼	0.26	3-3-2021	3,000,000	2,999,555
Columbia Funding Company 144A☼	0.26	3-4-2021	2,000,000	1,999,692
Concord Minutemen Capital Company 144A☼	0.29	2-12-2021	12,000,000	11,999,309
Institutional Secured Funding LLC 144A☼	0.18	2-2-2021	20,000,000	19,999,558
Institutional Secured Funding LLC 144A☼	0.18	2-4-2021	10,000,000	9,999,645
Ionic Capital Management LLC ☼	0.24	2-5-2021	3,000,000	2,999,895
Manhattan Asset Funding Company LLC 144A☼	0.21	2-9-2021	5,000,000	4,999,786
Manhattan Asset Funding Company LLC 144A☼	0.21	2-11-2021	10,000,000	9,999,476
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Asset-backed commercial paper (continued)
Mountcliff Funding LLC 144A☼	0.14%	2-1-2021	$ 21,000,000	$ 20,999,773
Nieuw Amsterdam Receivables Corporation 144A☼	0.22	2-10-2021	5,000,000	4,999,785
Ridgefield Funding Company 144A☼	0.25	2-12-2021	10,000,000	9,999,436
Versailles CDS LLC (1 Month LIBOR+0.10%) 144A±	0.23	5-19-2021	5,000,000	5,000,000
Versailles CDS LLC ☼	0.25	2-1-2021	4,000,000	3,999,945
				278,994,682
Financial company commercial paper: 11.74%
Banco Santander SA (1 Month LIBOR+0.24%) 144A±	0.38	2-1-2021	4,000,000	4,000,080
Citigroup Global Markets Incorporated 144A☼	0.08	2-1-2021	10,000,000	9,999,925
Credit Agricole SA ☼	0.07	2-1-2021	30,000,000	29,999,798
Erste Finance LLC 144A☼	0.07	2-1-2021	30,000,000	29,999,567
Federation des Caisses 144A☼	0.10	2-4-2021	30,000,000	29,999,550
Nationwide Building Society 144A☼	0.17	2-9-2021	4,000,000	3,999,829
Nationwide Building Society 144A☼	0.17	2-23-2021	8,000,000	7,999,161
Swedbank AB ☼	0.09	2-1-2021	20,000,000	19,999,843
Swedbank AB ☼	0.09	2-3-2021	10,000,000	9,999,865
				145,997,618
Other commercial paper: 8.55%
BNG Bank NV 144A☼	0.21	3-15-2021	2,400,000	2,399,610
Caisse des Depots 144A☼	0.15	2-8-2021	25,000,000	24,999,347
COFCO Capital Corporation ☼	0.21	2-23-2021	3,000,000	2,999,646
COFCO Capital Corporation ☼	0.22	2-9-2021	5,000,000	4,999,763
European Investment Bank ☼	0.14	2-17-2021	15,000,000	14,999,232
Nederlandse Waterschapsbank NV 144A☼	0.10	2-2-2021	7,000,000	6,999,925
Nederlandse Waterschapsbank NV 144A☼	0.14	2-4-2021	12,000,000	11,999,802
Nederlandse Waterschapsbank NV 144A☼	0.14	2-25-2021	7,000,000	6,999,375
NRW Bank 144A☼	0.10	2-3-2021	18,000,000	17,999,775
NRW Bank 144A☼	0.18	2-24-2021	4,000,000	3,999,636
Province of Alberta 144A☼	0.21	2-8-2021	8,000,000	7,999,800
				106,395,911
Total Commercial paper (Cost $531,388,651)				531,388,211
Municipal obligations: 17.97%
Arizona: 0.40%
Variable rate demand notes ø: 0.40%
Arizona Health Facility Authority Floater Series 2015 XF 2050 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.07	1-1-2037	5,000,000	5,000,000
California: 4.80%
Other municipal debt : 0.40%
California Series B-4 (Education revenue)	0.14	3-3-2021	5,000,000	5,000,000
Variable rate demand notes ø: 4.40%
California Tender Option Bond Trust Receipts/Certificates Los Angeles Community College District Series 2016-TXG002 (GO revenue, Bank of America NA LIQ) 144A	0.28	8-1-2049	5,000,000	5,000,000
Mizuho Floater Residual Trust Various States Series 2020-MIZ9040 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.15	10-15-2038	5,000,000	5,000,000
The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Variable rate demand notes ø(continued)
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Tax revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.24%	3-1-2036	$ 1,700,000	$ 1,700,000
San Francisco CA City & County Certificate of Participation Series B001 (Miscellaneous revenue, Morgan Stanley Bank LIQ) 144A	0.23	11-1-2041	8,000,000	8,000,000
San Francisco CA City & County Housing Revenue Block 8 Tower Apartments Series H1 (Housing revenue, Bank of China LOC)	0.11	11-1-2056	6,000,000	6,000,000
San Francisco CA City & County Housing Revenue Block 8 Tower Apartments Series H2 (Housing revenue, Bank of China LOC)	0.10	11-1-2056	9,000,000	9,000,000
University of California Revenue Various Taxable Series Z-1 (Education revenue)	0.10	7-1-2041	20,000,000	20,000,000
				54,700,000
Colorado: 1.83%
Variable rate demand notes ø: 1.83%
Colorado HFA MFHR Class II Series B (Housing revenue, FHLB SPA)	0.17	5-1-2052	16,730,000	16,730,000
Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous revenue) 144A	0.09	1-1-2027	6,000,000	6,000,000
				22,730,000
Delaware: 0.24%
Variable rate demand notes ø: 0.24%
Tender Option Bond Trust Receipts Floater Series 2020 TPG015 (Miscellaneous revenue, Bank of America NA LIQ) 144A	0.46	2-1-2038	3,000,000	3,000,000
Georgia: 1.61%
Variable rate demand notes ø: 1.61%
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series A (Industrial development revenue, Korea Development Bank LOC)	0.22	12-1-2022	8,000,000	8,000,000
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series A (Industrial development revenue, Korea Development Bank LOC)	0.22	12-1-2022	12,000,000	12,000,000
				20,000,000
Kentucky: 0.32%
Variable rate demand notes ø: 0.32%
Daviess County KY Waste Disposal Facility Revenue Scott Paper Company Project B (Industrial development revenue)	0.09	12-1-2023	4,000,000	4,000,000
Maine: 2.01%
Variable rate demand notes ø: 2.01%
Maine State Housing AMT Purchase Variable Refunding Bond Series D2 (Housing revenue, TD Bank NA SPA)	0.06	11-15-2046	25,000,000	25,000,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Michigan: 0.50%
Variable rate demand notes ø: 0.50%
Michigan State Housing Development AMT Refunding Bond Series B (Housing revenue, Industrial & Commercial Bank of China Limited SPA)	0.14%	6-1-2038	$ 6,270,000	$ 6,270,000
New Hampshire: 0.89%
Variable rate demand notes ø: 0.89%
New Hampshire Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial development revenue, Kookmin Bank LOC) 144A	0.22	10-1-2028	11,000,000	11,000,000
New Jersey: 0.78%
Variable rate demand notes ø: 0.78%
Tender Option Bond Trust Receipts Series 2017-XI0052 (Miscellaneous revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.07	6-15-2042	9,725,000	9,725,000
New York: 1.05%
Other municipal debt : 1.05%
Long Island Power Authority Series 2015-GR1A (Utilities revenue, TD Bank NA LOC)	0.17	2-19-2021	5,000,000	5,000,084
New York Dormitory Authority Personal Income Tax Revenue Series B (Tax revenue)	5.00	3-31-2021	8,000,000	8,065,437
				13,065,521
Oregon: 0.16%
Variable rate demand notes ø: 0.16%
Portland OR Portland International Airport (Airport revenue, Bank of China LOC)	0.09	7-1-2026	2,000,000	2,000,000
Other: 3.38%
Variable rate demand notes ø: 3.38%
JPMorgan Chase Puttable Tax-Exempt Receipts/Derivative Inverse Tax-Exempt Receipts & Custodial Receipts Trust Series 5039 (Miscellaneous revenue, JPMorgan Chase & Company LIQ, JPMorgan Chase & Company LOC)	0.22	11-16-2022	15,000,000	15,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-014 (GO revenue, Barclays Bank plc LOC) 144A	0.42	9-1-2027	13,045,000	13,045,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-019 (GO revenue, Barclays Bank plc LOC) 144A	0.42	12-1-2030	250,000	250,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-008 (GO revenue, Barclays Bank plc LOC) 144A	0.42	5-1-2024	3,710,000	3,710,000
The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

		Interest rate	Maturitydate	Principal	Value
Variable rate demand notes ø(continued)
Taxable Municipal Funding Trust Various States Floaters Series 2020-012 (GO revenue, Barclays Bank plc LOC) 144A		0.16%	9-1-2030	$ 5,000,000	$ 5,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-11 (GO revenue, Barclays Bank plc LOC) 144A		0.42	9-1-2030	4,980,000	4,980,000
					41,985,000
Total Municipal obligations (Cost $223,466,507)					223,475,521
Other instruments: 1.23%
Altoona Blair County Development Corporation 144A§øø		0.16	4-1-2035	12,000,000	12,000,000
Morris Family Insurance Trust §øø		0.15	10-1-2059	3,350,000	3,350,000
Total Other instruments (Cost $15,350,000)					15,350,000
Other notes: 2.25%
Corporate bonds and notes: 2.25%
Cellmark Incorporated Taxable Notes Series 2018A §		0.15	6-1-2038	7,000,000	7,000,000
Jets Stadium Development LLC Series A-4B 144A§		0.18	4-1-2047	10,000,000	10,000,000
Jets Stadium Finance 144A§		0.18	4-1-2047	5,000,000	5,000,000
SSAB AB Series A §øø		0.15	6-1-2035	6,000,000	6,000,000
Total Other notes (Cost $28,000,000)					28,000,000
Repurchase agreements^^: 21.80%
Standard Chartered Bank, dated 1-29-2021, maturity value $155,000,775 (1)		0.06	2-1-2021	155,000,000	155,000,000
TD Securities USA LLC, dated 1-29-2021, maturity value $116,025,580 (2)		0.06	2-1-2021	116,025,000	116,025,000
Total Repurchase agreements (Cost $271,025,000)					271,025,000
Total investments in securities (Cost $1,243,230,158)	99.98%				1,243,249,444
Other assets and liabilities, net	0.02				220,893
Total net assets	100.00%				$1,243,470,337

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
§	The security is subject to a demand feature which reduces the effective maturity.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:
(1) U.S. government securities, 0.00% to 6.25%, 3-25-2021 to 1-1-2051, fair value including accrued interest is $158,195,152.
(2) U.S. government securities, 1.50% to 5.00%, 11-1-2032 to 2-1-2051, fair value including accrued interest is $119,505,750.
☼	Zero coupon security. The rate represents the current yield to maturity.

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Portfolio of investments—January 31, 2021
Abbreviations:
AMT	Alternative minimum tax
FHLB	Federal Home Loan Bank
GO	General obligation
HFA	Housing Finance Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $972,205,158)	$ 972,224,444
Investments in repurchase agreements, at value (cost $271,025,000)	271,025,000
Cash	57,105
Receivable for interest	435,221
Receivable for Fund shares sold	235,050
Prepaid expenses and other assets	50,022
Total assets	1,244,026,842
Liabilities
Payable for Fund shares redeemed	246,799
Management fee payable	99,630
Administration fees payable	72,557
Custodian and accounting fee payable	43,063
Professional fees payable	34,414
Shareholder servicing fees payable	30,595
Trustees’ fees and expenses payable	1,372
Accrued expenses and other liabilities	28,075
Total liabilities	556,505
Total net assets	$1,243,470,337
Net assets consist of
Paid-in capital	$ 1,243,797,745
Total distributable loss	(327,408)
Total net assets	$1,243,470,337
Computation of net asset value per share
Net assets – Administrator Class	$ 93,800,974
Shares outstanding – Administrator Class[1]	93,750,137
Net asset value per share – Administrator Class	$1.0005
Net assets – Institutional Class	$ 457,106,256
Shares outstanding – Institutional Class[1]	456,857,222
Net asset value per share – Institutional Class	$1.0005
Net assets – Select Class	$ 588,297,820
Shares outstanding – Select Class[1]	587,940,770
Net asset value per share – Select Class	$1.0006
Net assets – Service Class	$ 104,265,287
Shares outstanding – Service Class[1]	104,198,367
Net asset value per share – Service Class	$1.0006
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Statement of operations—year ended January 31, 2021

Investment income
Interest	$10,257,860
Expenses
Management fee	2,467,192
Administration fees
Administrator Class	105,323
Institutional Class	572,811
Select Class	288,093
Service Class	123,871
Shareholder servicing fees
Administrator Class	105,319
Service Class	258,057
Custody and accounting fees	120,906
Professional fees	43,743
Registration fees	57,422
Shareholder report expenses	11,922
Trustees’ fees and expenses	18,795
Other fees and expenses	15,433
Total expenses	4,188,887
Less: Fee waivers and/or expense reimbursements
Fund-level	(605,272)
Administrator Class	(52,951)
Institutional Class	(71,995)
Select Class	(288,093)
Service Class	(166,069)
Net expenses	3,004,507
Net investment income	7,253,353
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(352,632)
Net change in unrealized gains (losses) on investments	(257,569)
Net realized and unrealized gains (losses) on investments	(610,201)
Net increase in net assets resulting from operations	6,643,152
The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 7,253,353		$ 36,632,698
Net realized gains (losses) on investments		(352,632)		34,071
Net change in unrealized gains (losses) on investments		(257,569)		127,430
Net increase in net assets resulting from operations		6,643,152		36,794,199
Distributions to shareholders from
Net investment income and net realized gains
Administrator Class		(367,268)		(2,407,953)
Institutional Class		(3,236,653)		(14,579,571)
Select Class		(3,408,258)		(17,436,431)
Service Class		(275,245)		(2,226,786)
Total distributions to shareholders		(7,287,424)		(36,650,741)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	117,756,578	117,828,491	166,638,886	166,722,945
Institutional Class	1,779,808,479	1,781,045,245	1,831,980,290	1,832,914,828
Select Class	1,623,159,099	1,624,541,813	1,684,650,000	1,685,556,431
Service Class	622,882,821	623,346,385	602,544,349	602,908,075
		4,146,761,934		4,288,102,279
Reinvestment of distributions
Administrator Class	349,014	349,206	2,313,623	2,314,813
Institutional Class	3,231,274	3,233,176	14,345,607	14,353,032
Select Class	3,203,697	3,205,915	17,299,112	17,308,618
Service Class	277,096	277,277	2,160,753	2,162,060
		7,065,574		36,138,523
Payment for shares redeemed
Administrator Class	(142,515,034)	(142,594,551)	(186,852,404)	(186,947,329)
Institutional Class	(2,180,435,890)	(2,181,933,989)	(1,509,798,838)	(1,510,574,286)
Select Class	(2,043,656,029)	(2,044,615,162)	(1,431,658,767)	(1,432,436,357)
Service Class	(621,166,999)	(621,629,116)	(652,883,191)	(653,275,838)
		(4,990,772,818)		(3,783,233,810)
Net increase (decrease) in net assets resulting from capital share transactions		(836,945,310)		541,006,992
Total increase (decrease) in net assets		(837,589,582)		541,150,450
Net assets
Beginning of period		2,081,059,919		1,539,909,469
End of period		$ 1,243,470,337		$ 2,081,059,919
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0006	$1.0005	$1.0005	$1.0004	$1.0000
Net investment income	0.0033	0.0202	0.0189	0.0096	0.0029
Net realized and unrealized gains (losses) on investments	(0.0001)	0.0001	0.0000 [1]	0.0001	0.0004
Total from investment operations	0.0032	0.0203	0.0189	0.0097	0.0033
Distributions to shareholders from
Net investment income	(0.0033)	(0.0202)	(0.0189)	(0.0096)	(0.0029)
Net realized gains	(0.0000) [1]	(0.0000) [1]	0.0000	0.0000	0.0000
Total distributions to shareholders	(0.0033)	(0.0202)	(0.0189)	(0.0096)	(0.0029)
Net asset value, end of period	$1.0005	$1.0006	$1.0005	$1.0005	$1.0004
Total return	0.32%	2.04%	1.91%	0.97%	0.33%
Ratios to average net assets (annualized)
Gross expenses	0.37%	0.36%	0.37%	0.38%	0.36%
Net expenses	0.28% [2]	0.33%	0.33%	0.33%	0.33%
Net investment income	0.35%	2.01%	1.90%	0.96%	0.26%
Supplemental data
Net assets, end of period (000s omitted)	$93,801	$118,226	$136,126	$109,551	$118,548

[1]	Amount is less than $0.00005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.05% higher.
The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0006	$1.0005	$1.0005	$1.0004	$1.0000
Net investment income	0.0042	0.0215	0.0202	0.0109	0.0043
Net realized and unrealized gains (losses) on investments	(0.0002)	0.0001	0.0000 [1]	0.0001	0.0003
Total from investment operations	0.0040	0.0216	0.0202	0.0110	0.0046
Distributions to shareholders from
Net investment income	(0.0041)	(0.0215)	(0.0202)	(0.0109)	(0.0042)
Net realized gains	(0.0000) [1]	(0.0000) [1]	0.0000	0.0000	0.0000
Total distributions to shareholders	(0.0041)	(0.0215)	(0.0202)	(0.0109)	(0.0042)
Net asset value, end of period	$1.0005	$1.0006	$1.0005	$1.0005	$1.0004
Total return	0.41%	2.17%	2.04%	1.10%	0.46%
Ratios to average net assets (annualized)
Gross expenses	0.25%	0.24%	0.25%	0.26%	0.23%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	0.45%	2.09%	2.01%	1.08%	0.37%
Supplemental data
Net assets, end of period (000s omitted)	$457,106	$854,736	$517,981	$639,823	$756,218

[1]	Amount is less than $0.00005.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Select Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0006	$1.0005	$1.0005	$1.0000	$1.0000
Net investment income	0.0048	0.0222	0.0209	0.0116	0.0049
Net realized and unrealized gains (losses) on investments	0.0000	0.0001	0.0000 [1]	0.0001	0.0004
Total from investment operations	0.0048	0.0223	0.0209	0.0117	0.0053
Distributions to shareholders from
Net investment income	(0.0048)	(0.0222)	(0.0209)	(0.0116)	(0.0049)
Net realized gains	(0.0000) [1]	(0.0000) [1]	0.0000	0.0000	0.0000
Total distributions to shareholders	(0.0048)	(0.0222)	(0.0209)	(0.0116)	(0.0049)
Net asset value, end of period	$1.0006	$1.0006	$1.0005	$1.0005	$1.0004
Total return	0.49%	2.24%	2.11%	1.17%	0.53%
Ratios to average net assets (annualized)
Gross expenses	0.21%	0.20%	0.21%	0.22%	0.19%
Net expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	0.47%	2.18%	2.08%	1.14%	0.44%
Supplemental data
Net assets, end of period (000s omitted)	$588,298	$1,005,823	$735,332	$717,508	$873,167

[1]	Amount is less than $0.00005.
The accompanying notes are an integral part of these financial statements.

22  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0007	$1.0006	$1.0006	$1.0005	$1.0000
Net investment income	0.0026	0.0184	0.0171	0.0079	0.0011
Net realized and unrealized gains (losses) on investments	(0.0001)	0.0002	0.0001	0.0001	0.0006
Total from investment operations	0.0025	0.0186	0.0172	0.0080	0.0017
Distributions to shareholders from
Net investment income	(0.0026)	(0.0185)	(0.0172)	(0.0079)	(0.0012)
Net realized gains	(0.0000) [1]	(0.0000) [1]	0.0000	0.0000	0.0000
Total distributions to shareholders	(0.0026)	(0.0185)	(0.0172)	(0.0079)	(0.0012)
Net asset value, end of period	$1.0006	$1.0007	$1.0006	$1.0006	$1.0005
Total return	0.26%	1.87%	1.73%	0.80%	0.17%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.54%	0.54%	0.55%	0.52%
Net expenses	0.34% [2]	0.50%	0.50%	0.50%	0.50%
Net investment income	0.26%	1.88%	1.71%	0.78%	0.08%
Supplemental data
Net assets, end of period (000s omitted)	$104,265	$102,275	$150,471	$187,635	$189,632

[1]	Amount is less than $0.00005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.10% higher.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  23

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Cash Investment Money Market Fund (the “Fund”) which is a diversified series of the Trust.
The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

24  |  Institutional Money Market Funds

Notes to financial statements
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the aggregate cost of all investments for federal income tax purposes was $1,243,230,158 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$23,028
Gross unrealized losses	(3,742)
Net unrealized gains	$19,286
As of January 31, 2021, the Fund had capital loss carryforwards which consisted of $353,203 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Institutional Money Market Funds  |  25

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Certificates of deposit	$0	$ 161,010,712	$0	$ 161,010,712
Closed end municipal bond fund obligations	0	13,000,000	0	13,000,000
Commercial paper	0	531,388,211	0	531,388,211
Municipal obligations	0	223,475,521	0	223,475,521
Other instruments	0	15,350,000	0	15,350,000
Other notes	0	28,000,000	0	28,000,000
Repurchase agreements	0	271,025,000	0	271,025,000
Total assets	$0	$1,243,249,444	$0	$1,243,249,444
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.
Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

26  |  Institutional Money Market Funds

Notes to financial statements
Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Administrator Class	0.33%
Institutional Class	0.20
Select Class	0.13
Service Class	0.45
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $76,540,000, $122,510,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended January 31, 2021.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $7,287,424 and $36,650,741 of ordinary income for the years ended January 31, 2021 and January 31, 2020, respectively.
As of January 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$4,789	$19,286	$(353,203)
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification

Institutional Money Market Funds  |  27

Notes to financial statements
clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENTS
After the close of business on March 26, 2021, Wells Fargo Heritage Money Market Fund acquired the net assets of the Fund in a tax-free exchange for shares of Wells Fargo Heritage Money Market Fund. Shareholders of Administrator Class, Institutional Class, Select Class and Service Class shares of the Fund received corresponding shares of Wells Fargo Heritage Money Market Fund.
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreements. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

28  |  Institutional Money Market Funds

Report of independent registered public accounting firm
To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Cash Investment Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

Institutional Money Market Funds  |  29

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2021, $4,862,857 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $34,071 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, 1.97% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 99.53% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

30  |  Institutional Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Institutional Money Market Funds  |  31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Institutional Money Market Funds

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Institutional Money Market Funds  |  33

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00358 03-22
A302/AR302 01-21

Annual Report
January 31, 2021
Government Money Market Funds
■	Wells Fargo Government Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Government Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Government Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Government Money Market Funds

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Performance highlights (unaudited)
Investment objective
The Fund seeks current income, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Michael C. Bird, CFA®‡
Jeffrey L. Weaver, CFA®‡
Laurie White
Average annual total returns (%) as of January 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (WFGXX)	11-8-1999	0.13	0.70	0.35	0.61	0.60
Administrator Class (WGAXX)	7-31-2003	0.17	0.88	0.45	0.34	0.34
Institutional Class (GVIXX)	7-28-2003	0.22	1.00	0.51	0.22	0.20
Select Class (WFFXX)[3]	6-30-2015	0.26	1.06	0.54	0.18	0.14
Service Class (NWGXX)	11-16-1987	0.14	0.76	0.39	0.51	0.50
Sweep Class [4]	7-31-2020	0.01	0.42	(0.10)	0.52	0.50
Yield summary (%) as of January 31, 20212
	Class A	Administrator Class	Institutional Class	Select Class	Service Class	Sweep Class
7-day current yield	0.01	0.01	0.01	0.03	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.03	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.03	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.03	0.01	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Government Money Market Funds

Performance highlights (unaudited)
Portfolio composition as of January 31, 2021[5]
Effective maturity distribution as of January 31, 2021[5]

Weighted average maturity as of January 31, 2021[6]
44 days

Weighted average life as of January 31, 2021[7]
97 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.34% for Administrator Class, 0.20% for Institutional Class, 0.14% for Select Class, 0.50% for Service Class, and 0.50% for Sweep Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.48%, -0.21%, -0.09%, -0.05%, -0.38%, and -0.39% for Class A, Administrator Class, Institutional Class, Select Class, Service Class, and Sweep Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Select Class shares would be higher.
[4]	Historical performance shown for the Sweep Class shares prior to their inception reflects the performance of the Service Class shares, and includes the higher expenses applicable to the Sweep Class shares.
[5]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[6]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[7]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.
[8]	The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

Government Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The Fund’s fiscal year that ended January 31, 2021, saw interest rates return to zero as the U.S. government and U.S. Federal Reserve (Fed), along with other nations and major central banks, took aggressive steps to limit economic damage from the COVID-19 global pandemic. The fiscal year began with the Fed targeting the range on the federal funds rate at 1.50% to 1.75%. As it became apparent the budding pandemic would significantly impair economic activity for some time, the Fed acted quickly by cutting its interest rate target range to 0.00% to 0.25% in two steps in March 2020. It also began buying Treasury and mortgage-backed securities to soothe erratic markets, and it continued to do so throughout the year in another round of quantitative easing (QE) similar to those taken during the recovery from the 2008 global financial crisis. As of the end of the fiscal year, the Fed has committed to buying $120 billion of securities per month until substantial further progress is made toward its goals. Additionally, in September, the Fed formalized a commitment to meeting its 2% inflation target when it stated its intention to not raise rates until inflation reached 2% and was on track to moderately exceed 2% for some time.
The pandemic-induced U.S. economic contraction was exceptionally sharp and short. After growing at an average rate of 2.4% in the preceding two years, U.S. gross domestic product shrank by 5% in the first quarter of 2020 before falling a further 31% in the second quarter. The rebound came quickly, though, with growth of 33% and 4% in the third and fourth quarters, respectively. The unemployment rate began the fiscal year at a 50-year low of 3.5%, peaked at 14.8% in April, and fell to 6.3% by year-end. Consumer price inflation remained well below the Fed’s 2% target: After ending the prior fiscal year at 1.8%, the Core PCE Price Index8, the Fed’s preferred price measure, fell to 1.5% by year-end.
Interest rates on all categories of government money market securities moved lower throughout the year, consistent with the Fed’s moves. Three-month Treasury bills (T-bills) began the fiscal year yielding 1.54% and ended it yielding just 0.06%. Similarly, 6-month T-bill yields fell from 1.52% to 0.07% from the beginning to the end of the fiscal year. The lower yields are the result not only of the Fed lowering its interest rate target range but also of the growth in banking system reserves that has resulted from its ongoing QE. Reserves have increased from $1.6 trillion at the beginning of the fiscal year to $3.2 trillion at the end. Similarly, yields on government-sponsored enterprise (GSE) securities moved lower in lockstep with T-bills throughout the year.
The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight Treasury repo rates, as measured by the Fed’s Secured Overnight Financing Rate, fell from 1.60% at the beginning of the fiscal year to 0.06% at the end.
Our investment strategy continued to emphasize maintaining both a stable $1.00 net asset value and adequate liquidity to meet shareholder redemptions. Accordingly, we invested in T-bills; U.S. Treasury notes; GSE discount notes; and other securities, including floating-rate notes and repos collateralized by Treasury securities and GSE obligations.
Strategic outlook
Money market interest rates look to be extremely low, at or near zero, for an extended period of time, perhaps for several years or more. The Fed is committed to maintaining extremely accommodative monetary policy in the form of both low nominal rates and its current round of open-ended QE to increase both employment and inflation to levels it believes meet its mandates. Reducing and eventually stopping QE, which will represent the first step in policy normalization, will depend on the evolution of the economic recovery. That recovery will, in turn, depend on the degree to which the robust fiscal and monetary policy response is able to overcome any economic scarring that has resulted from the pandemic recession. It will also be dependent on the evolution of the pandemic itself, especially on the effectiveness of the vaccination campaign. Based on past experience, the Fed was likely to be extremely cautious in removing accommodation anyway, but by clarifying the need to achieve its 2% inflation target before raising rates, it formalized its reticence. As to whether there is risk to interest rates in the other direction, the Fed has continued to indicate an unwillingness to pursue negative rates, consistent with its stance during the previous downturn. It would likely take a significant deterioration in its outlook for the Fed to consider that path.
Please see footnotes on page 7.

8  |  Government Money Market Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.05	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Administrator Class
Actual	$1,000.00	$1,000.05	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Institutional Class
Actual	$1,000.00	$1,000.06	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Select Class
Actual	$1,000.00	$1,000.21	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$1,000.05	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Sweep Class
Actual	$1,000.00	$1,000.06	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Government Money Market Funds  |  9

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Corporate bonds and notes: 0.01%
Mitchell 2019 Irrevocable Life Insurance Trust §	0.15%	9-1-2059	$ 18,495,000	$ 18,495,000
Total Corporate bonds and notes (Cost $18,495,000)				18,495,000
Government agency debt: 18.37%
FFCB	0.09	1-6-2022	108,000,000	107,973,379
FFCB (U.S. SOFR +0.05%) ±	0.09	8-25-2022	250,000,000	249,960,342
FFCB ☼	0.10	9-17-2021	8,000,000	7,994,933
FFCB ☼	0.10	9-30-2021	10,000,000	9,993,306
FFCB ☼	0.10	10-14-2021	15,000,000	14,989,375
FFCB ☼	0.10	12-3-2021	15,000,000	14,987,292
FFCB (U.S. SOFR +0.06%) ±	0.10	1-13-2023	165,000,000	165,000,000
FFCB (U.S. SOFR +0.06%) ±	0.10	1-20-2023	98,000,000	98,000,000
FFCB (U.S. SOFR +0.07%) ±	0.11	8-20-2021	42,000,000	42,000,000
FFCB ☼	0.11	10-25-2021	5,000,000	4,995,936
FFCB ☼	0.11	10-28-2021	5,000,000	4,995,890
FFCB ☼	0.11	11-1-2021	4,000,000	3,996,663
FFCB (U.S. SOFR +0.08%) ±	0.12	6-10-2021	40,000,000	40,000,000
FFCB ☼	0.12	12-6-2021	12,000,000	11,987,680
FFCB (U.S. SOFR +0.08%) ±	0.12	3-10-2022	140,000,000	140,000,000
FFCB (U.S. SOFR +0.08%) ±	0.12	10-14-2022	165,000,000	165,000,000
FFCB (U.S. SOFR +0.08%) ±	0.12	11-3-2022	110,000,000	110,000,000
FFCB (1 Month LIBOR +0.00%) ±	0.13	7-16-2021	20,000,000	19,989,820
FFCB (3 Month LIBOR -0.08%) ±	0.13	8-10-2021	100,000,000	99,997,921
FFCB (U.S. SOFR +0.09%) ±	0.13	10-7-2022	140,000,000	140,000,000
FFCB +0.06%) ±	0.13	1-19-2023	200,000,000	199,980,140
FFCB (3 Month LIBOR -0.07%) ±	0.14	2-1-2021	50,000,000	50,000,000
FFCB (U.S. SOFR +0.10%) ±	0.14	5-7-2021	84,000,000	84,000,000
FFCB ☼	0.14	5-10-2021	10,000,000	9,996,189
FFCB ☼	0.14	6-15-2021	25,000,000	24,986,972
FFCB ☼	0.14	7-21-2021	20,000,000	19,986,778
FFCB (3 Month LIBOR -0.08%) ±	0.14	9-15-2021	50,000,000	49,996,066
FFCB ☼	0.14	9-27-2021	17,000,000	16,984,266
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.06%) ±	0.14	8-1-2022	260,000,000	259,940,856
FFCB (1 Month LIBOR +0.02%) ±	0.15	6-14-2021	295,855,000	295,845,710
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	0.15	10-19-2022	195,000,000	195,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.07%) ±	0.15	10-31-2022	100,000,000	99,999,998
FFCB (3 Month LIBOR -0.06%) ±	0.16	3-15-2021	75,000,000	74,999,660
FFCB (1 Month LIBOR +0.03%) ±	0.16	5-20-2021	37,500,000	37,499,293
FFCB (U.S. SOFR +0.12%) ±	0.16	6-11-2021	445,000,000	444,967,820
FFCB (1 Month LIBOR +0.03%) ±	0.16	7-13-2021	300,000,000	299,996,011
FFCB (1 Month LIBOR +0.04%) ±	0.17	2-11-2021	175,000,000	175,000,000
FFCB (3 Month LIBOR -0.06%) ±	0.17	5-13-2021	25,000,000	24,999,739
FFCB (U.S. SOFR +0.13%) ±	0.17	2-11-2022	173,400,000	173,216,529
FFCB (1 Month LIBOR +0.04%) ±	0.18	2-1-2021	133,000,000	133,000,000
FFCB (1 Month LIBOR +0.04%) ±	0.18	6-3-2021	50,000,000	50,002,720
FFCB (U.S. SOFR +0.14%) ±	0.18	9-24-2021	240,000,000	240,000,000
FFCB (1 Month LIBOR +0.07%) ±	0.19	4-29-2021	225,000,000	224,997,869
FFCB (1 Month LIBOR +0.08%) ±	0.20	3-29-2021	250,000,000	249,998,675
FFCB (1 Month LIBOR +0.07%) ±	0.20	6-24-2021	323,000,000	322,994,806
The accompanying notes are an integral part of these financial statements.

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.13%) ±	0.21%	2-8-2021	$ 100,000,000	$ 99,998,854
FFCB (1 Month LIBOR +0.08%) ±	0.21	5-27-2021	300,000,000	299,997,196
FFCB (1 Month LIBOR +0.08%) ±	0.21	7-8-2021	225,000,000	224,994,250
FFCB (1 Month LIBOR +0.08%) ±	0.21	8-25-2021	150,000,000	150,000,000
FFCB (U.S. SOFR +0.17%) ±	0.21	3-15-2022	200,000,000	199,999,989
FFCB (1 Month LIBOR +0.09%) ±	0.22	9-13-2021	90,000,000	90,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.14%) ±	0.22	9-17-2021	29,600,000	29,570,589
FFCB (3 Month LIBOR -0.03%) ±	0.22	9-27-2021	75,000,000	74,998,053
FFCB (1 Month LIBOR +0.09%) ±	0.23	5-4-2021	75,000,000	75,000,000
FFCB (1 Month LIBOR +0.10%) ±	0.23	9-9-2021	144,000,000	144,009,560
FFCB (3 Month LIBOR +0.01%) ±	0.23	9-13-2021	19,600,000	19,606,798
FFCB (U.S. SOFR +0.19%) ±	0.23	11-18-2021	181,000,000	181,000,000
FFCB (U.S. SOFR +0.19%) ±	0.23	7-14-2022	100,000,000	100,000,000
FFCB (1 Month LIBOR +0.11%) ±	0.24	3-25-2021	200,000,000	199,997,151
FFCB (1 Month LIBOR +0.10%) ±	0.24	8-5-2021	130,000,000	130,000,000
FFCB (1 Month LIBOR +0.11%) ±	0.24	9-24-2021	14,140,000	14,136,585
FFCB (U.S. SOFR +0.20%) ±	0.24	4-22-2022	181,500,000	181,186,918
FFCB (3 Month LIBOR +0.01%) ±	0.25	9-20-2021	38,600,000	38,604,438
FFCB ☼	0.29	2-22-2021	100,000,000	99,983,083
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.22%) ±	0.30	2-2-2021	300,000,000	299,999,968
FFCB (1 Month LIBOR +0.16%) ±	0.30	7-1-2021	60,000,000	60,008,253
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.24%) ±	0.32	8-2-2021	150,000,000	150,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.24%) ±	0.32	8-20-2021	225,000,000	224,995,124
FFCB (U.S. SOFR +0.28%) ±	0.32	10-1-2021	200,000,000	200,000,000
FFCB (U.S. SOFR +0.29%) ±	0.33	4-23-2021	200,000,000	200,000,000
FFCB (U.S. SOFR +0.29%) ±	0.33	6-25-2021	200,000,000	200,000,000
FFCB (U.S. Treasury 3 Month Bill Money Market Yield +0.26%) ±	0.34	5-17-2021	98,700,000	98,694,326
FFCB (U.S. SOFR +0.30%) ±	0.34	7-2-2021	250,000,000	250,000,000
FFCB ☼	0.36	3-15-2021	200,000,000	199,916,000
FFCB (U.S. SOFR +0.32%) ±	0.36	1-12-2022	125,000,000	125,000,000
FFCB ☼	0.40	3-10-2021	200,000,000	199,917,778
FFCB (U.S. SOFR +0.38%) ±	0.42	4-22-2022	365,000,000	365,000,000
FFCB ☼	0.44	3-25-2021	200,000,000	199,872,889
FFCB ☼	0.46	2-11-2021	50,000,000	49,993,611
FFCB ☼	0.49	2-17-2021	201,000,000	200,956,014
FFCB ☼	0.55	3-16-2021	150,000,000	149,901,459
FFCB	0.70	4-12-2021	161,200,000	161,284,266
FFCB ☼	1.54	2-2-2021	15,000,000	14,999,367
FHLB (U.S. SOFR +0.04%) ±	0.08	2-26-2021	425,000,000	425,000,000
FHLB (U.S. SOFR +0.04%) ±	0.08	3-3-2021	500,000,000	500,000,000
FHLB (U.S. SOFR +0.04%) ±	0.08	3-17-2021	125,000,000	125,000,000
FHLB (U.S. SOFR +0.04%) ±	0.08	3-18-2021	121,000,000	121,000,000
FHLB (U.S. SOFR +0.04%) ±	0.08	3-19-2021	500,000,000	500,000,000
FHLB (U.S. SOFR +0.05%) ±	0.09	7-16-2021	400,000,000	400,000,000
FHLB (U.S. SOFR +0.05%) ±	0.09	12-23-2021	100,000,000	100,000,000
FHLB (1 Month LIBOR -0.03%) ±	0.10	2-11-2021	500,000,000	499,998,050
FHLB (1 Month LIBOR -0.03%) ±	0.10	2-12-2021	163,000,000	162,998,615
FHLB (1 Month LIBOR -0.03%) ±	0.10	3-24-2021	125,000,000	124,994,082
FHLB (1 Month LIBOR -0.03%) ±	0.10	3-26-2021	240,000,000	239,988,036
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
FHLB (3 Month LIBOR -0.12%) ±	0.10%	4-30-2021	$ 200,000,000	$ 200,000,000
FHLB (3 Month LIBOR -0.12%) ±	0.10	5-3-2021	200,000,000	200,000,000
FHLB (1 Month LIBOR -0.03%) ±	0.10	7-14-2021	500,000,000	500,000,000
FHLB (U.S. SOFR +0.06%) ±	0.10	8-25-2021	280,000,000	280,000,000
FHLB (3 Month LIBOR +(0.13)%) ±	0.11	4-14-2021	225,000,000	225,000,000
FHLB (U.S. SOFR +0.08%) ±	0.12	3-4-2021	648,000,000	647,995,975
FHLB (U.S. SOFR +0.08%) ±	0.12	6-11-2021	713,000,000	712,931,225
FHLB (3 Month LIBOR -0.11%) ±	0.12	8-4-2021	56,040,000	56,054,850
FHLB (1 Month LIBOR -0.01%) ±	0.13	5-3-2021	83,800,000	83,794,552
FHLB	0.13	6-10-2021	300,000,000	299,993,085
FHLB (3 Month LIBOR -0.08%) ±	0.13	8-24-2021	24,520,000	24,531,308
FHLB (3 Month LIBOR -0.10%) ±	0.13	9-13-2021	48,535,000	48,508,273
FHLB (1 Month LIBOR +0.01%) ±	0.13	9-28-2021	425,000,000	425,000,000
FHLB	0.13	10-13-2021	49,620,000	49,614,167
FHLB (1 Month LIBOR +0.02%) ±	0.14	7-14-2021	50,000,000	50,000,000
FHLB (1 Month LIBOR +0.02%) ±	0.15	3-19-2021	101,000,000	101,002,857
FHLB (U.S. SOFR +0.12%) ±	0.16	2-10-2022	48,000,000	48,000,000
FHLB (U.S. SOFR +0.17%) ±	0.21	4-9-2021	189,000,000	189,000,000
FHLB (U.S. SOFR +0.27%) ±	0.31	7-14-2021	300,000,000	300,000,000
FHLB (U.S. SOFR +0.31%) ±	0.35	9-24-2021	150,000,000	150,000,000
FHLB (U.S. SOFR +0.35%) ±	0.39	3-28-2022	50,000,000	50,000,000
FHLB	1.50	2-18-2021	25,000,000	24,999,548
FHLMC ☼	0.00	2-1-2021	259,782,000	259,782,000
FHLMC ☼	0.02	2-3-2021	486,594,000	486,593,459
FHLMC ☼	0.09	4-8-2021	100,000,000	99,984,417
FHLMC ☼	0.09	4-12-2021	120,000,000	119,980,167
FHLMC (U.S. SOFR +0.05%) ±	0.09	8-27-2021	190,000,000	189,897,308
FHLMC ☼	0.10	4-9-2021	100,000,000	99,982,319
FHLMC ☼	0.10	4-14-2021	120,000,000	119,977,200
FHLMC (U.S. SOFR +0.10%) ±	0.14	9-9-2022	200,000,000	200,000,000
FHLMC (U.S. SOFR +0.14%) ±	0.18	4-22-2022	648,000,000	648,000,000
FHLMC (U.S. SOFR +0.19%) ±	0.23	6-3-2022	200,000,000	200,000,000
FHLMC ☼	0.35	3-9-2021	50,000,000	49,982,500
FHLMC (U.S. SOFR +0.32%) ±	0.36	9-23-2021	250,000,000	250,000,000
FHLMC ☼	0.40	3-18-2021	200,000,000	199,900,000
FHLMC ☼	0.40	3-19-2021	50,000,000	49,974,444
FHLMC ☼	0.44	3-25-2021	300,000,000	299,809,332
FNMA (U.S. SOFR +0.10%) ±	0.14	9-7-2021	50,000,000	49,990,925
FNMA (U.S. SOFR +0.17%) ±	0.21	3-9-2022	100,000,000	100,000,000
FNMA (U.S. SOFR +0.18%) ±	0.22	6-3-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.20%) ±	0.24	6-15-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.22%) ±	0.26	3-16-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.23%) ±	0.27	5-6-2022	200,000,000	200,076,374
FNMA (U.S. SOFR +0.27%) ±	0.31	6-24-2021	200,000,000	200,000,000
FNMA (U.S. SOFR +0.30%) ±	0.33	4-28-2022	300,000,000	300,000,000
FNMA (U.S. SOFR +0.30%) ±	0.34	1-27-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.32%) ±	0.36	4-28-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.34%) ±	0.38	1-21-2022	200,000,000	200,000,000
FNMA (U.S. SOFR +0.35%) ±	0.39	10-15-2021	300,000,000	300,000,000
FNMA (U.S. SOFR +0.35%) ±	0.39	4-7-2022	400,000,000	400,000,000
FNMA (U.S. SOFR +0.36%) ±	0.40	1-20-2022	300,000,000	300,000,000
FNMA (U.S. SOFR +0.37%) ±	0.41	3-30-2022	250,000,000	250,000,000
FNMA (U.S. SOFR +0.39%) ±	0.43	4-15-2022	450,000,000	450,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	11-15-2022	10,850,000	10,850,000
The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11%	11-15-2023	$ 15,000,000	$ 15,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-19-2027	8,666,667	8,666,667
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	9-20-2027	24,107,143	24,107,143
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	3-15-2030	18,000,000	18,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	10-15-2039	14,965,000	14,965,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	10-15-2039	15,000,000	15,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	10,385,639	10,385,639
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	18,882,980	18,882,980
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	8,119,681	8,119,681
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	13,690,161	13,690,161
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	10-15-2040	7,000,000	7,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	11-15-2025	6,600,000	6,600,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	7-9-2026	51,664,250	51,664,250
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	8-15-2026	1,410,626	1,410,626
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-20-2027	68,000,000	68,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-15-2030	13,584,906	13,584,906
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	10-15-2032	19,402,564	19,402,564
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	6-15-2034	16,031,197	16,031,197
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-20-2035	9,727,740	9,727,740
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-20-2035	3,930,400	3,930,400
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-20-2035	11,791,200	11,791,200
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-20-2035	10,219,040	10,219,040
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	4-20-2035	4,954,000	4,954,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	4-20-2035	4,954,000	4,954,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	4-20-2035	17,339,000	17,339,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	7-5-2038	8,400,000	8,400,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	7-15-2026	6,195,000	6,195,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-2-2031	10,533,875	10,533,875
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13%	9-2-2031	$ 17,930,000	$ 17,930,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-2-2031	10,538,358	10,538,358
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-2-2031	15,984,595	15,984,595
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-2-2031	12,039,995	12,039,995
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	10,716,260	10,716,260
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	12-20-2031	35,000,000	35,000,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	5-15-2033	3,548,534	3,548,534
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	1-15-2040	7,808,000	7,808,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	1-15-2040	11,712,000	11,712,000
U.S. International Development Finance Corporation (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	7-15-2040	19,342,800	19,342,800
U.S. International Development Finance Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	8-15-2026	26,519,769	26,519,769
U.S. International Development Finance Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	4,219,000	4,219,000
U.S. International Development Finance Corporation Series 1 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	1-15-2040	19,520,000	19,520,000
U.S. International Development Finance Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	10-10-2025	4,722,480	4,722,480
U.S. International Development Finance Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	9-20-2038	3,689,522	3,689,522
U.S. International Development Finance Corporation Series 2 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	9,872,460	9,872,460
U.S. International Development Finance Corporation Series 2-2 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	7-15-2040	6,804,000	6,804,000
U.S. International Development Finance Corporation Series 3 (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	10-10-2025	6,139,224	6,139,224
U.S. International Development Finance Corporation Series 3 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	7-15-2026	8,115,450	8,115,450
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	11-15-2033	21,059,830	21,059,830
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-20-2035	8,843,400	8,843,400
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-2-2031	3,137,750	3,137,750
U.S. International Development Finance Corporation Series 4 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	5,737,840	5,737,840
U.S. International Development Finance Corporation Series 5 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	5,906,600	5,906,600
U.S. International Development Finance Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) §±	0.11	7-7-2040	4,626,330	4,626,330
U.S. International Development Finance Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	4-20-2035	8,818,120	8,818,120
U.S. International Development Finance Corporation Series 6 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	17,129,140	17,129,140
U.S. International Development Finance Corporation Series 7 (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	1-20-2035	2,849,540	2,849,540
The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Government agency debt (continued)
U.S. International Development Finance Corporation Series 7 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13%	9-30-2031	$ 6,750,400	$ 6,750,400
U.S. International Development Finance Corporation Series 8 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	12,657,000	12,657,000
U.S. International Development Finance Corporation Series 9 (U.S. Treasury 3 Month Bill +0.00%) §±	0.12	5-15-2030	21,420,000	21,420,000
U.S. International Development Finance Corporation Series 9 (U.S. Treasury 3 Month Bill +0.00%) §±	0.13	9-30-2031	3,965,860	3,965,860
Total Government agency debt (Cost $26,589,739,547)				26,589,739,547
Municipal obligations: 0.36%
California: 0.17%
Variable rate demand notes ø: 0.17%
Association of Bay Area Governments Finance Authority for Nonprofit Corporation California Crossing Apartments Series A (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	12-15-2037	63,750,000	63,750,000
California CDA MFHR Bay Vista Meadow Park Project (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	11-15-2037	28,620,000	28,620,000
California Statewide Community Development Authority Uptown Newport Apartments Series 2017 AA & BB (Housing revenue, FHLB LOC)	0.09	3-1-2057	28,200,000	28,200,000
California Statewide Community Development Authority Wilshire Court Apartments Series M (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	5-15-2037	20,290,000	20,290,000
San Francisco CA City & County RDA (Housing revenue, FNMA LOC)	0.09	6-15-2034	100,000,000	100,000,000
				240,860,000
Minnesota: 0.01%
Variable rate demand notes ø: 0.01%
Hennepin County Housing & RDA Stone Arch Apartments Project (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	4-15-2035	16,915,000	16,915,000
New York: 0.06%
Variable rate demand notes ø: 0.06%
New York HFA 55 West 25th Street Series A (Housing revenue, FNMA LOC)	0.07	11-15-2038	42,100,000	42,100,000
New York HFA West 23rd Street Series 2002-A (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	5-15-2033	41,700,000	41,700,000
				83,800,000
Ohio: 0.01%
Variable rate demand notes ø: 0.01%
Ohio HFA Mortgage Backed Securities Program Series H (Housing revenue, GNMA / FNMA / FHLMC Insured, FHLB SPA)	0.08	3-1-2036	13,425,000	13,425,000
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Other: 0.05%
Variable rate demand notes ø: 0.05%
FHLMC MFHR Series M004 Class A (Housing revenue, FHLMC LIQ)	0.22%	1-15-2042	$ 21,091,922	$ 21,091,922
FHLMC MFHR Series M006 Class A (Housing revenue, FHLMC LIQ)	0.22	10-15-2045	9,416,156	9,416,156
FHLMC MFHR Series M028 (Housing revenue, FHLMC LIQ) 144A	0.09	9-15-2024	44,500,000	44,500,000
				75,008,078
Texas: 0.01%
Variable rate demand notes ø: 0.01%
Harris County Housing Finance Corporation Lafayette Village Apartments (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	6-15-2038	11,815,000	11,815,000
Texas Department of Housing & Community Affairs Windshire Apartments (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	1-15-2041	9,900,000	9,900,000
				21,715,000
Washington: 0.05%
Variable rate demand notes ø: 0.05%
Washington Housing Finance Commission Multifamily Fairwinds Redmond Senior Living Apartments Project (Housing revenue, FHLB LOC)	0.07	7-1-2041	19,250,000	19,250,000
Washington Housing Finance Commission Queen Anne Project Series A (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	9-1-2038	27,180,000	27,180,000
Washington Housing Finance Commission Seasons Apartments Project (Housing revenue, FNMA LOC, FNMA LIQ)	0.07	12-15-2040	20,040,000	20,040,000
				66,470,000
Total Municipal obligations (Cost $518,193,078)				518,193,078
Other instruments: 0.13%
ASC Admiral Way LLC §øø	0.16	8-1-2056	22,270,000	22,270,000
ASC Mercer Island LLC §øø	0.16	6-1-2057	33,900,000	33,900,000
Brandon Place Partners Series 2018 §øø	0.16	12-1-2058	15,335,000	15,335,000
Hacienda Senior Villas Series C §øø	0.16	12-1-2058	18,050,000	18,050,000
La Mesa Senior Living LP Secured §øø	0.16	8-1-2057	48,125,000	48,125,000
Plaza Patria Court Limited §øø	0.16	12-1-2058	17,325,000	17,325,000
Rohnert Park 668 LP Series A §øø	0.16	6-1-2058	20,920,000	20,920,000
Southside Brookshore §øø	0.16	9-1-2059	5,000,000	5,000,000
Total Other instruments (Cost $180,925,000)				180,925,000
Repurchase agreements^^: 36.66%
ANZ Bank New Zealand, dated 1-29-2021, maturity value $1,000,004,198 (01)	0.06	2-1-2021	999,999,198	999,999,198
Bank of America Corporation, dated 1-29-2021, maturity value $1,000,005,000 (02)	0.06	2-1-2021	1,000,000,000	1,000,000,000
Bank of Nova Scotia, dated 1-29-2021, maturity value $500,002,500 (03)	0.06	2-1-2021	500,000,000	500,000,000
The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Repurchase agreements (continued)
Barclays Capital Incorporated, dated 1-29-2021, maturity value $500,001,667 (04)	0.04%	2-1-2021	$ 500,000,000	$ 500,000,000
Barclays Capital Incorporated, dated 1-29-2021, maturity value $888,002,960 (05)	0.04	2-1-2021	888,000,000	888,000,000
Barclays Capital Incorporated, dated 1-26-2021, maturity value $250,002,917 (06)	0.06	2-2-2021	250,000,000	250,000,000
Barclays Capital Incorporated, dated 1-29-2021, maturity value $750,010,208 (07)	0.07	2-5-2021	750,000,000	750,000,000
BNP Paribas Securities Corporation, dated 1-29-2021, maturity value $100,000,500 (08)	0.06	2-1-2021	100,000,000	100,000,000
Citibank NA, dated 1-29-2021, maturity value $200,001,000 (09)	0.06	2-1-2021	200,000,000	200,000,000
Citibank NA, dated 1-29-2021, maturity value $250,001,250 (10)	0.06	2-1-2021	250,000,000	250,000,000
Citibank NA, dated 1-28-2021, maturity value $250,002,917 (11)	0.06	2-4-2021	250,000,000	250,000,000
Citigroup Global Markets Incorporated, dated 1-29-2021, maturity value $300,000,750 (12)	0.03	2-1-2021	300,000,000	300,000,000
Citigroup Global Markets Incorporated, dated 1-29-2021, maturity value $2,250,011,250 (13)	0.06	2-1-2021	2,250,000,000	2,250,000,000
Citigroup Global Markets Incorporated, dated 1-26-2021, maturity value $250,002,917 (14)	0.06	2-2-2021	250,000,000	250,000,000
Credit Agricole SA, dated 1-29-2021, maturity value $100,000,167 (15)	0.02	2-1-2021	100,000,000	100,000,000
Credit Agricole SA, dated 1-29-2021, maturity value $1,500,007,500 (16)	0.06	2-1-2021	1,500,000,000	1,500,000,000
Daiwa Capital Markets America Incorporated, dated 1-29-2021, maturity value $1,000,005,833 (17)	0.07	2-1-2021	1,000,000,000	1,000,000,000
Deutsche Bank Securities, dated 1-29-2021, maturity value $2,000,010,000 (18)	0.06	2-1-2021	2,000,000,000	2,000,000,000
Federal Reserve Bank of New York, dated 1-29-2021, maturity value $4,500,000,004 (19)	0.00	2-1-2021	4,500,000,000	4,500,000,000
Fixed Income Clearing Corporation, dated 1-29-2021, maturity value $2,250,011,250 (20)	0.06	2-1-2021	2,250,000,000	2,250,000,000
Fixed Income Clearing Corporation, dated 1-29-2021, maturity value $2,750,013,750 (21)	0.06	2-1-2021	2,750,000,000	2,750,000,000
Fixed Income Clearing Corporation, dated 1-29-2021, maturity value $3,250,017,520 (22)	0.06	2-1-2021	3,250,001,270	3,250,001,270
Fixed Income Clearing Corporation, dated 1-29-2021, maturity value $500,002,500 (23)	0.06	2-1-2021	500,000,000	500,000,000
Fixed Income Clearing Corporation, dated 1-29-2021, maturity value $909,749,549 (24)	0.06	2-1-2021	909,745,000	909,745,000
Goldman Sachs & Company, dated 1-29-2021, maturity value $200,000,500 (25)	0.03	2-1-2021	200,000,000	200,000,000
ING Financial Markets LLC, dated 1-29-2021, maturity value $250,001,250 (26)	0.06	2-1-2021	250,000,000	250,000,000
ING Financial Markets LLC, dated 1-29-2021, maturity value $400,005,831 (27)	0.06	2-1-2021	400,003,831	400,003,831
ING Financial Markets LLC, dated 1-14-2021, maturity value $200,020,167 (28)	0.11	2-16-2021	200,000,000	200,000,000
ING Financial Markets LLC, dated 1-15-2021, maturity value $300,032,083 (29)	0.11	2-19-2021	300,000,000	300,000,000
ING Financial Markets LLC, dated 1-15-2021, maturity value $600,064,167 (30)	0.11	2-19-2021	600,000,000	600,000,000
JPMorgan Securities, dated 1-29-2021, maturity value $1,000,005,000 (31)	0.06	2-1-2021	1,000,000,000	1,000,000,000
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Repurchase agreements (continued)
JPMorgan Securities, dated 1-29-2021, maturity value $2,000,010,000 (32)	0.06%	2-1-2021	$2,000,000,000	$ 2,000,000,000
JPMorgan Securities, dated 5-24-2019, maturity value $500,000,040 (33) §∂øø	0.09	2-1-2021	500,000,000	500,000,000
Mizuho Bank, dated 1-29-2021, maturity value $250,001,250 (34)	0.06	2-1-2021	250,000,000	250,000,000
MUFG Bank Limited, dated 1-8-2021, maturity value $300,000,009 (35) §∂øø	0.08	2-1-2021	300,000,000	300,000,000
MUFG Securities Canada Limited, dated 1-29-2021, maturity value $5,150,025,750 (36)	0.06	2-1-2021	5,150,000,000	5,150,000,000
MUFG Securities Canada Limited, dated 1-26-2021, maturity value $250,002,917 (37)	0.06	2-2-2021	250,000,000	250,000,000
MUFG Securities Canada Limited, dated 12-4-2020, maturity value $300,000,089 (38) §∂øø	0.08	2-1-2021	300,000,000	300,000,000
Nomura Securities Canada Limited, dated 1-29-2021, maturity value $3,000,015,000 (39)	0.06	2-1-2021	3,000,000,000	3,000,000,000
Prudential Insurance Company of America, dated 1-29-2021, maturity value $193,417,789 (40)	0.08	2-1-2021	193,416,500	193,416,500
Prudential Insurance Company of America, dated 1-29-2021, maturity value $354,943,616 (41)	0.08	2-1-2021	354,941,250	354,941,250
RBC Dominion Securities, dated 1-29-2021, maturity value $2,250,011,250 (42)	0.06	2-1-2021	2,250,000,000	2,250,000,000
RBS Securities Incorporated, dated 1-29-2021, maturity value $490,002,042 (43)	0.05	2-1-2021	490,000,000	490,000,000
Royal Bank of Canada, dated 1-29-2021, maturity value $1,750,008,750 (44)	0.06	2-1-2021	1,750,000,000	1,750,000,000
Standard Chartered Bank, dated 1-29-2021, maturity value $2,035,010,175 (45)	0.06	2-1-2021	2,035,000,000	2,035,000,000
Sumitomo Mitsui Banking Corporation, dated 1-27-2021, maturity value $208,262,148 (46)	0.15	2-10-2021	208,250,000	208,250,000
Sumitomo Mitsui Banking Corporation, dated 2-2-2021, maturity value $174,069,987 (47) §∂øø	0.16	3-16-2021	174,037,500	174,037,500
Sumitomo Mitsui Banking Corporation, dated 11-2-2020, maturity value $214,868,308 (48) §∂øø	0.17	2-2-2021	214,775,000	214,775,000
Sumitomo Mitsui Banking Corporation, dated 1-5-2021, maturity value $610,422,249 (49) §∂øø	0.17	3-1-2021	610,263,750	610,263,750
Sumitomo Mitsui Banking Corporation, dated 12-2-2020, maturity value $321,317,752 (50) §∂øø	0.17	3-2-2021	321,181,250	321,181,250
Sumitomo Mitsui Banking Corporation, dated 1-13-2021, maturity value $532,021,881 (51) §∂øø	0.17	3-8-2021	531,886,250	531,886,250
Sumitomo Mitsui Banking Corporation, dated 1-5-2021, maturity value $320,397,302 (52) §∂øø	0.17	3-31-2021	320,268,750	320,268,750
TD Securities USA LLC, dated 1-29-2021, maturity value $1,673,208,366 (53)	0.06	2-1-2021	1,673,200,000	1,673,200,000
Total Repurchase agreements (Cost $53,074,969,549)				53,074,969,549
U.S. Treasury securities: 44.26%
U.S. Cash Management Bill ☼	0.04	3-30-2021	1,360,000,000	1,359,779,886
U.S. Cash Management Bill ☼	0.05	5-18-2021	1,000,000,000	999,761,042
U.S. Cash Management Bill ☼%%	0.08	7-6-2021	500,000,000	499,835,306
U.S. Cash Management Bill ☼	0.09	4-27-2021	1,200,000,000	1,199,745,000
U.S. Cash Management Bill ☼	0.09	5-4-2021	1,100,000,000	1,099,743,933
U.S. Cash Management Bill ☼	0.09	5-11-2021	800,000,000	799,802,275
U.S. Cash Management Bill ☼	0.09	5-25-2021	500,000,000	499,857,965
U.S. Cash Management Bill ☼	0.09	6-1-2021	500,000,000	499,845,833
The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Cash Management Bill ☼	0.09%	6-8-2021	$ 500,000,000	$ 499,841,250
U.S. Cash Management Bill ☼	0.09	6-15-2021	500,000,000	499,831,569
U.S. Cash Management Bill ☼	0.09	6-22-2021	500,000,000	499,822,771
U.S. Cash Management Bill ☼	0.09	6-29-2021	500,000,000	499,808,833
U.S. Cash Management Bill ☼	0.10	4-6-2021	650,000,000	649,880,978
U.S. Cash Management Bill ☼	0.10	4-20-2021	700,000,000	699,848,333
U.S. Cash Management Bill ☼	0.11	4-13-2021	600,000,000	599,875,750
U.S. Treasury Bill ☼	0.08	2-2-2021	1,200,000,000	1,199,996,341
U.S. Treasury Bill ☼	0.08	2-23-2021	1,100,000,000	1,099,930,455
U.S. Treasury Bill ☼	0.08	3-11-2021	1,500,000,000	1,499,831,639
U.S. Treasury Bill ☼	0.08	3-18-2021	1,400,000,000	1,399,822,500
U.S. Treasury Bill ☼	0.08	4-29-2021	1,350,000,000	1,349,665,896
U.S. Treasury Bill ☼	0.08	6-17-2021	610,000,000	609,806,956
U.S. Treasury Bill §☼##	0.09	2-9-2021	1,200,000,000	1,199,970,178
U.S. Treasury Bill ☼	0.09	2-18-2021	1,900,000,000	1,899,905,036
U.S. Treasury Bill ☼	0.09	3-9-2021	1,400,000,000	1,399,861,400
U.S. Treasury Bill ☼	0.09	3-23-2021	1,550,000,000	1,549,755,694
U.S. Treasury Bill ☼	0.09	3-25-2021	1,200,000,000	1,199,837,500
U.S. Treasury Bill ☼	0.09	4-8-2021	1,000,000,000	999,818,500
U.S. Treasury Bill ☼	0.09	4-15-2021	1,250,000,000	1,249,719,153
U.S. Treasury Bill ☼	0.09	5-20-2021	700,000,000	699,790,000
U.S. Treasury Bill ☼	0.09	6-24-2021	500,000,000	499,815,292
U.S. Treasury Bill ☼	0.09	7-8-2021	700,000,000	699,716,092
U.S. Treasury Bill ☼	0.09	7-15-2021	500,000,000	499,792,722
U.S. Treasury Bill ☼	0.09	7-22-2021	500,000,000	499,779,125
U.S. Treasury Bill ☼	0.09	7-29-2021	600,000,000	599,740,417
U.S. Treasury Bill ☼	0.09	1-27-2022	500,000,000	499,542,500
U.S. Treasury Bill ☼	0.10	2-4-2021	2,050,000,000	2,049,983,000
U.S. Treasury Bill ☼	0.10	2-11-2021	2,450,000,000	2,449,925,305
U.S. Treasury Bill ☼	0.10	2-25-2021	1,300,000,000	1,299,911,333
U.S. Treasury Bill ☼	0.10	3-2-2021	930,000,000	929,925,083
U.S. Treasury Bill ☼	0.10	3-4-2021	1,600,000,000	1,599,861,705
U.S. Treasury Bill ☼	0.10	3-16-2021	1,300,000,000	1,299,843,528
U.S. Treasury Bill ☼	0.10	4-1-2021	1,250,000,000	1,249,790,550
U.S. Treasury Bill ☼	0.10	5-6-2021	1,350,000,000	1,349,649,785
U.S. Treasury Bill ☼	0.10	5-13-2021	1,200,000,000	1,199,663,333
U.S. Treasury Bill ☼	0.10	5-27-2021	700,000,000	699,815,521
U.S. Treasury Bill ☼	0.10	6-3-2021	600,000,000	599,806,833
U.S. Treasury Bill ☼	0.10	6-10-2021	300,000,000	299,897,875
U.S. Treasury Bill ☼	0.10	7-1-2021	1,100,000,000	1,099,550,833
U.S. Treasury Bill ☼	0.11	2-16-2021	1,150,000,000	1,149,947,833
U.S. Treasury Bill ☼	0.11	12-30-2021	1,310,000,000	1,308,698,007
U.S. Treasury Bill ☼	0.12	4-22-2021	1,200,000,000	1,199,719,777
U.S. Treasury Bill ☼	0.12	12-2-2021	375,000,000	374,632,667
U.S. Treasury Bill ☼	0.14	8-12-2021	170,000,000	169,870,800
U.S. Treasury Bill ☼	0.14	10-7-2021	410,000,000	409,614,222
U.S. Treasury Bill ☼	0.14	11-4-2021	550,000,000	549,409,666
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.05%) ±%%	0.11	1-31-2023	500,000,000	500,000,000
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.06%) ±	0.14	7-31-2022	365,000,000	364,984,689
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.06%) ±	0.14	10-31-2022	2,430,000,000	2,429,927,621
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.11%) ±	0.19	4-30-2022	250,000,000	250,224,705
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Portfolio of investments—January 31, 2021

		Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.14%) ±		0.22%	4-30-2021	$ 920,000,000	$ 919,992,446
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.22%) ±		0.30	7-31-2021	120,017,000	120,009,372
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.30%) ±		0.38	10-31-2021	740,000,000	740,234,176
U.S. Treasury Note		1.13	2-28-2021	110,000,000	110,042,658
U.S. Treasury Note		1.13	7-31-2021	120,000,000	120,592,878
U.S. Treasury Note		1.13	8-31-2021	80,000,000	80,476,007
U.S. Treasury Note		1.25	10-31-2021	235,000,000	236,960,409
U.S. Treasury Note		1.50	8-31-2021	210,000,000	211,667,809
U.S. Treasury Note		1.50	11-30-2021	90,000,000	91,040,308
U.S. Treasury Note		1.75	11-30-2021	375,000,000	380,110,166
U.S. Treasury Note		1.88	11-30-2021	460,000,000	466,695,540
U.S. Treasury Note		2.00	2-28-2021	295,000,000	295,212,519
U.S. Treasury Note		2.00	8-31-2021	150,000,000	151,648,191
U.S. Treasury Note		2.00	10-31-2021	245,000,000	248,456,444
U.S. Treasury Note		2.00	11-15-2021	190,000,000	192,835,869
U.S. Treasury Note		2.00	12-31-2021	130,000,000	132,244,643
U.S. Treasury Note		2.13	5-31-2021	300,000,000	301,981,702
U.S. Treasury Note		2.13	9-30-2021	550,000,000	557,253,292
U.S. Treasury Note		2.25	2-15-2021	110,000,000	110,028,948
U.S. Treasury Note		2.25	3-31-2021	250,000,000	250,698,517
U.S. Treasury Note		2.38	4-15-2021	140,000,000	140,564,003
U.S. Treasury Note		2.50	2-28-2021	220,000,000	220,179,053
U.S. Treasury Note		2.50	1-15-2022	80,000,000	81,822,345
U.S. Treasury Note		2.63	7-15-2021	195,000,000	197,175,939
U.S. Treasury Note		2.63	12-15-2021	50,000,000	51,084,830
U.S. Treasury Note		2.75	9-15-2021	158,000,000	160,548,742
U.S. Treasury Note		2.88	11-15-2021	445,240,000	454,887,063
U.S. Treasury Note		3.63	2-15-2021	270,000,000	270,213,097
U.S. Treasury Note		8.00	11-15-2021	150,300,000	159,574,358
U.S. Treasury Note		8.13	5-15-2021	213,975,000	218,800,536
Total U.S. Treasury securities (Cost $64,071,064,651)					64,071,064,651
Total investments in securities (Cost $144,453,386,825)	99.79%				144,453,386,825
Other assets and liabilities, net	0.21				307,693,267
Total net assets	100.00%				$144,761,080,092

The accompanying notes are an integral part of these financial statements.

20  |  Government Money Market Funds

Portfolio of investments—January 31, 2021
§	The security is subject to a demand feature which reduces the effective maturity.
±	Variable rate investment. The rate shown is the rate in effect at period end.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:
(01) U.S. government securities, 0.13% to 3.63%, 5-15-2021 to 11-15-2048, fair value including accrued interest is $1,014,060,910.
(02) U.S. government securities, 2.50%, 7-20-2050 to 8-20-2050, fair value including accrued interest is $1,030,000,000.
(03) U.S. government securities, 1.89% to 6.50%, 4-30-2023 to 12-1-2050, fair value including accrued interest is $513,524,528.
(04) U.S. government securities, 1.13% to 5.25%, 2-28-2022 to 5-15-2044, fair value including accrued interest is $510,000,075.
(05) U.S. government securities, 0.13% to 1.00%, 7-15-2021 to 2-15-2046, fair value including accrued interest is $905,760,035.
(06) U.S. government securities, 2.50% to 3.00%, 6-20-2050 to 12-20-2050, fair value including accrued interest is $257,500,001.
(07) U.S. government securities, 2.50% to 4.00%, 7-1-2048 to 1-1-2051, fair value including accrued interest is $772,500,000.
(08) U.S. government securities, 0.00% to 3.50%, 7-29-2021 to 5-20-2050, fair value including accrued interest is $102,050,037.
(09) U.S. government securities, 2.45% to 4.50%, 2-1-2027 to 7-1-2050, fair value including accrued interest is $206,000,001.
(10) U.S. government securities, 0.00% to 9.00%, 1-31-2021 to 11-15-2048, fair value including accrued interest is $255,009,202.
(11) U.S. government securities, 0.00% to 10.50%, 1-31-2021 to 9-1-2057, fair value including accrued interest is $255,273,577.
(12) U.S. government securities, 0.13% to 7.50%, 7-31-2024 to 1-15-2025, fair value including accrued interest is $306,000,652.
(13) U.S. government securities, 0.63% to 5.00%, 7-15-2021 to 1-20-2051, fair value including accrued interest is $2,316,726,576.
(14) U.S. government securities, 2.00% to 4.50%, 1-20-2051, fair value including accrued interest is $257,500,979.
(15) U.S. government securities, 0.38%, 1-15-2027, fair value including accrued interest is $102,000,105.
(16) U.S. government securities, 2.00% to 6.00%, 2-1-2027 to 5-1-2058, fair value including accrued interest is $1,545,000,000.
(17) U.S. government securities, 0.00% to 7.00%, 2-16-2021 to 2-1-2057, fair value including accrued interest is $1,028,759,991.
(18) U.S. government securities, 0.00% to 4.50%, 2-12-2021 to 10-1-2050, fair value including accrued interest is $2,048,786,855.
(19) U.S. government securities, 3.00%, 5-15-2042, fair value including accrued interest is $4,500,000,106.
(20) U.S. government securities, 0.00% to 6.13%, 3-11-2021 to 2-15-2049, fair value including accrued interest is $2,295,000,038.
(21) U.S. government securities, 0.25% to 3.13%, 6-15-2023 to 2-15-2043, fair value including accrued interest is $2,805,000,000.
(22) U.S. government securities, 2.00% to 3.38%, 11-15-2048 to 2-15-2050, fair value including accrued interest is $3,315,001,295.
(23) U.S. government securities, 2.00%, 2-15-2023, fair value including accrued interest is $510,204,081.
(24) U.S. government securities, 1.50% to 3.13%, 9-30-2024 to 11-15-2028, fair value including accrued interest is $928,311,224.
(25) U.S. government securities, 1.50% to 7.50%, 12-1-2022 to 2-1-2057, fair value including accrued interest is $206,000,000.
(26) U.S. government securities, 1.50% to 5.00%, 5-1-2027 to 9-1-2042, fair value including accrued interest is $257,500,000.
(27) U.S. government securities, 2.13% to 2.38%, 12-31-2022 to 5-15-2027, fair value including accrued interest is $408,003,908.
(28) U.S. government securities, 1.50% to 5.50%, 11-1-2029 to 1-1-2051, fair value including accrued interest is $206,000,000.
(29) U.S. government securities, 1.50% to 7.00%, 8-1-2028 to 1-1-2051, fair value including accrued interest is $309,000,000.
(30) U.S. government securities, 0.00% to 7.00%, 4-22-2021 to 9-1-2057, fair value including accrued interest is $617,400,075.
(31) U.S. government securities, 0.00% to 7.00%, 7-15-2029 to 12-20-2050, fair value including accrued interest is $1,029,800,103.
(32) U.S. government securities, 0.00% to 9.50%, 2-1-2021 to 9-15-2060, fair value including accrued interest is $2,059,669,947.
(33) U.S. government securities, 0.00% to 8.00%, 2-6-2026 to 1-20-2051, fair value including accrued interest is $514,508,304.
(34) U.S. government securities, 1.50% to 6.50%, 9-1-2024 to 1-1-2051, fair value including accrued interest is $257,500,000.
(35) U.S. government securities, 0.00% to 5.00%, 4-15-2022 to 1-1-2051, fair value including accrued interest is $308,031,233.
(36) U.S. government securities, 0.00% to 8.13%, 3-11-2021 to 1-1-2058, fair value including accrued interest is $5,298,970,295.
(37) U.S. government securities, 3.00% to 4.50%, 12-1-2040 to 9-1-2050, fair value including accrued interest is $257,499,354.
(38) U.S. government securities, 0.00% to 5.00%, 12-1-2021 to 2-1-2051, fair value including accrued interest is $308,472,215.
(39) U.S. government securities, 0.00% to 8.88%, 3-4-2021 to 8-20-2069, fair value including accrued interest is $3,089,448,979.
(40) U.S. government securities, 0.00% to 3.00%, 11-15-2021 to 5-15-2045, fair value including accrued interest is $197,284,830.
(41) U.S. government securities, 0.00%, 5-15-2027 to 2-15-2045, fair value is $362,040,075.
(42) U.S. government securities, 0.00% to 7.63%, 2-9-2021 to 7-1-2056, fair value including accrued interest is $2,316,469,353.
(43) U.S. government securities, 0.00% to 6.25%, 2-15-2021 to 11-15-2050, fair value including accrued interest is $499,800,000.
(44) U.S. government securities, 0.13% to 6.00%, 9-30-2022 to 1-15-2056, fair value including accrued interest is $1,801,752,781.
(45) U.S. government securities, 0.00% to 6.25%, 3-25-2021 to 1-1-2051, fair value including accrued interest is $2,076,949,259.
(46) U.S. government securities, 1.63%, 8-15-2029, fair value including accrued interest is $212,457,959.
(47) U.S. government securities, 1.50% to 3.50%, 5-31-2021 to 12-1-2047, fair value including accrued interest is $220,825,219.
(48) U.S. government securities, 1.50% to 3.50%, 5-31-2021 to 12-1-2047, fair value including accrued interest is $220,913,752.
(49) U.S. government securities, 1.38% to 3.50%, 4-30-2021 to 3-1-2048, fair value including accrued interest is $628,319,777.
(50) U.S. government securities, 1.50% to 3.50%, 10-31-2021 to 9-1-2047, fair value including accrued interest is $330,671,330.
(51) U.S. government securities, 1.50% to 3.50%, 10-31-2021 to 5-1-2048, fair value including accrued interest is $547,506,823.
(52) U.S. government securities, 1.13% to 3.50%, 2-28-2021 to 1-20-2050, fair value including accrued interest is $329,789,145.
(53) U.S. government securities, 1.50% to 5.00%, 11-1-2032 to 2-1-2051, fair value including accrued interest is $1,723,396,000.
∂	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.
##	All or a portion of this security is segregated for when-issued securities.
☼	Zero coupon security. The rate represents the current yield to maturity.
%%	The security is purchased on a when-issued basis.

The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  21

Portfolio of investments—January 31, 2021
Abbreviations:
CDA	Community Development Authority
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
HFA	Housing Finance Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
RDA	Redevelopment Authority
SOFR	Secured Overnight Financing Rate
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

22  |  Government Money Market Funds

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at amortized cost	$ 91,378,417,276
Investments in repurchase agreements, at amortized cost	53,074,969,549
Cash	702,675,514
Receivable for investments sold	1,250,000,000
Receivable for interest	50,754,166
Receivable for Fund shares sold	5,889,668
Prepaid expenses and other assets	1,996,726
Total assets	146,464,702,899
Liabilities
Payable for when-issued transactions	999,837,097
Payable for investments purchased	673,931,042
Payable for Fund shares redeemed	16,110,453
Administration fees payable	6,590,083
Management fee payable	5,743,830
Dividends payable	1,078,985
Trustees’ fees and expenses payable	1,209
Distribution fee payable	33
Accrued expenses and other liabilities	330,075
Total liabilities	1,703,622,807
Total net assets	$144,761,080,092
Net assets consist of
Paid-in capital	$ 144,760,610,200
Total distributable earnings	469,892
Total net assets	$144,761,080,092
Computation of net asset value per share
Net assets – Class A	$ 306,864,413
Shares outstanding – Class A1	306,863,171
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 4,540,262,304
Shares outstanding – Administrator Class[1]	4,540,267,987
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$ 42,883,663,152
Shares outstanding – Institutional Class[1]	42,883,330,258
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$ 95,165,936,028
Shares outstanding – Select Class[1]	95,165,864,788
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$ 1,862,889,201
Shares outstanding – Service Class[1]	1,862,880,912
Net asset value per share – Service Class	$1.00
Net assets – Sweep Class	$ 1,464,994
Shares outstanding – Sweep Class[1]	1,464,988
Net asset value per share – Sweep Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  23

Statement of operations—year ended January 31, 2021

Investment income
Interest	$ 440,102,431
Expenses
Management fee	174,844,620
Administration fees
Class A	747,711
Administrator Class	3,673,959
Institutional Class	32,399,318
Select Class	34,670,664
Service Class	2,590,370
Sweep Class	13 [1]
Shareholder servicing fees
Class A	846,004
Administrator Class	3,673,959
Service Class	5,396,277
Sweep Class	107 [1]
Distribution fee
Sweep Class	64 [1]
Custody and accounting fees	3,096,807
Professional fees	64,679
Registration fees	182,556
Shareholder report expenses	105,071
Trustees’ fees and expenses	19,425
Other fees and expenses	751,271
Total expenses	263,062,875
Less: Fee waivers and/or expense reimbursements
Class A	(1,098,618)
Administrator Class	(4,098,025)
Institutional Class	(13,572,634)
Select Class	(32,820,580)
Service Class	(5,383,866)
Sweep Class	(184) [1]
Net expenses	206,088,968
Net investment income	234,013,463
Net realized gains on investments	848,637
Net increase in net assets resulting from operations	234,862,100
[1]	For the period from July 31, 2020 (commencement of class operations) to January 31, 2021. Sweep Class shares were relaunched on July 31, 2020.
The accompanying notes are an integral part of these financial statements.

24  |  Government Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 234,013,463		$ 1,604,569,693
Net realized gains on investments		848,637		123,388
Net increase in net assets resulting from operations		234,862,100		1,604,693,081
Distributions to shareholders from
Net investment income and net realized gains
Class A		(444,535)		(5,339,379)
Administrator Class		(5,053,047)		(51,521,355)
Institutional Class		(65,216,497)		(543,232,986)
Select Class		(161,056,607)		(971,999,530)
Service Class		(2,796,854)		(32,589,068)
Sweep Class		(5) [1]		(1,259) [2]
Total distributions to shareholders		(234,567,545)		(1,604,683,577)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	245,392,922	245,392,922	361,105,716	361,105,716
Administrator Class	18,923,119,258	18,923,119,258	15,322,500,119	15,322,500,119
Institutional Class	220,379,617,551	220,379,617,551	194,991,151,341	194,991,151,341
Select Class	819,624,460,567	819,624,460,567	507,196,735,507	507,196,735,507
Service Class	88,311,417,547	88,311,417,547	61,032,711,500	61,032,711,500
Sweep Class	1,465,010 [1]	1,465,010 [1]	0 [2]	0 [2]
		1,147,485,472,855		778,904,204,183
Reinvestment of distributions
Class A	461,983	461,983	5,298,655	5,298,655
Administrator Class	1,925,746	1,925,746	17,301,405	17,301,405
Institutional Class	22,578,181	22,578,181	171,548,607	171,548,607
Select Class	103,202,391	103,202,391	629,171,721	629,171,721
Service Class	262,945	262,945	3,567,610	3,567,610
Sweep Class	3 [1]	3 [1]	0 [2]	0 [2]
		128,431,249		826,887,998
Payment for shares redeemed
Class A	(305,591,017)	(305,591,017)	(311,423,075)	(311,423,075)
Administrator Class	(18,278,691,699)	(18,278,691,699)	(13,857,369,572)	(13,857,369,572)
Institutional Class	(206,547,476,608)	(206,547,476,608)	(192,134,616,614)	(192,134,616,614)
Select Class	(776,516,340,075)	(776,516,340,075)	(501,206,742,646)	(501,206,742,646)
Service Class	(88,443,707,111)	(88,443,707,111)	(60,897,748,273)	(60,897,748,273)
Sweep Class	(25) [1]	(25) [1]	(100,075) [2]	(100,075) [2]
		(1,090,091,806,535)		(768,408,000,255)
Net increase in net assets resulting from capital share transactions		57,522,097,569		11,323,091,926
Total increase in net assets		57,522,392,124		11,323,101,430
Net assets
Beginning of period		87,238,687,968		75,915,586,538
End of period		$ 144,761,080,092		$ 87,238,687,968
[1]	For the period from July 31, 2020 (commencement of class operations) to January 31, 2021. Sweep Class shares were relaunched on July 31, 2020.
[2]	For the period from February 1, 2019 to November 29, 2019. Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and the class was subsequently closed.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.13%	1.59%	1.38%	0.38%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.60%	0.61%	0.61%	0.61%	0.61%
Net expenses	0.28% [2]	0.60%	0.60%	0.61%	0.41%
Net investment income	0.13%	1.56%	1.39%	0.38%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$306,864	$366,601	$311,616	$264,735	$274,083

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.32% higher.
The accompanying notes are an integral part of these financial statements.

26  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.17%	1.85%	1.65%	0.65%	0.10%
Ratios to average net assets (annualized)
Gross expenses	0.33%	0.34%	0.34%	0.34%	0.34%
Net expenses	0.22% [2]	0.34%	0.34%	0.34%	0.34%
Net investment income	0.14%	1.81%	1.67%	0.72%	0.11%
Supplemental data
Net assets, end of period (000s omitted)	$4,540,262	$3,893,928	$2,411,490	$1,554,764	$443,500

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.11% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  27

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	0.00 [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.22%	1.99%	1.79%	0.79%	0.24%
Ratios to average net assets (annualized)
Gross expenses	0.21%	0.22%	0.22%	0.22%	0.22%
Net expenses	0.18% [2]	0.20%	0.20%	0.20%	0.17%
Net investment income	0.16%	1.97%	1.79%	0.79%	0.25%
Supplemental data
Net assets, end of period (000s omitted)	$42,883,663	$29,289,517	$26,000,569	$21,931,321	$23,242,417

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.02% higher.
The accompanying notes are an integral part of these financial statements.

28  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Select Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.26%	2.05%	1.85%	0.85%	0.30%
Ratios to average net assets (annualized)
Gross expenses	0.17%	0.18%	0.18%	0.18%	0.18%
Net expenses	0.14%	0.14%	0.14%	0.14%	0.11%
Net investment income	0.19%	2.02%	1.82%	0.86%	0.34%
Supplemental data
Net assets, end of period (000s omitted)	$95,165,936	$51,954,718	$45,335,385	$46,288,730	$38,999,425

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  29

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.14%	1.69%	1.48%	0.49%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.51%	0.51%	0.51%	0.51%
Net expenses	0.25% [2]	0.50%	0.50%	0.50%	0.40%
Net investment income	0.13%	1.67%	1.45%	0.48%	0.02%
Supplemental data
Net assets, end of period (000s omitted)	$1,862,889	$1,994,923	$1,856,426	$2,506,898	$2,992,780

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.25% higher.
The accompanying notes are an integral part of these financial statements.

30  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
Year ended January 31
Sweep Class	2021 [1]
Net asset value, beginning of period	1.00
Distributions to shareholders from
Net investment income	(0.00) [2]
Net realized gains	(0.00) [2]
Total distributions to shareholders	(0.00) [2]
Net asset value, end of period	$1.00
Total return[3]	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.56%
Net expenses	0.13% [4]
Net investment income	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,465

[1]	For the period from July 31, 2020 (commencement of class operations) to January 31, 2021
[2]	Amount is less than $0.005.
[3]	Returns for periods of less than one year are not annualized.
[4]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.37% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  31

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Government Money Market Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and the class was closed and then relaunched on July 31, 2020.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures

32  |  Government Money Market Funds

Notes to financial statements
and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Government Money Market Funds  |  33

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Corporate bonds and notes	$0	$ 18,495,000	$0	$ 18,495,000
Government agency debt	0	26,589,739,547	0	26,589,739,547
Municipal obligations	0	518,193,078	0	518,193,078
Other instruments	0	180,925,000	0	180,925,000
Repurchase agreements	0	53,074,969,549	0	53,074,969,549
U.S. Treasury securities	0	64,071,064,651	0	64,071,064,651
Total assets	$0	$144,453,386,825	$0	$144,453,386,825
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.13% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

34  |  Government Money Market Funds

Notes to financial statements
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Sweep Class	0.03
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Administrator Class	0.34
Institutional Class	0.20
Select Class	0.14
Service Class	0.50
Sweep Class	0.50
Prior to December 1, 2020, Sweep Class shares expenses were capped at 0.77%.
Distribution fee
The Trust has adopted a distribution plan for Sweep Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Sweep Class shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.10% of the average daily net assets of Sweep Class shares. Prior to December 1, 2020, the annual rate charged to Sweep Class shares was 0.35% of its average daily net assets.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Service Class and Sweep Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $234,567,545 and $1,604,683,577 of ordinary income for the years ended January 31, 2021 and January 31, 2020, respectively.

Government Money Market Funds  |  35

Notes to financial statements
As of January 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed long-term gain
$1,584,095	$1,358
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

36  |  Government Money Market Funds

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Government Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

Government Money Market Funds  |  37

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2021, $290,904,063 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $554,082 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, 30.74% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 99.75% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

38  |  Government Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Government Money Market Funds  |  39

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

40  |  Government Money Market Funds

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Government Money Market Funds  |  41

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00361 03-22
A303/AR303 01-21

Annual Report
January 31, 2021
Institutional Money Market Funds
■	Wells Fargo Heritage Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Heritage Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Institutional Money Market Funds

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Performance highlights (unaudited)
Investment objective
The Fund seeks current income, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadvisers
Wells Capital Management Incorporated
Wells Capital Management Singapore
Portfolio managers
Michael C. Bird, CFA®‡
Jeffrey L. Weaver, CFA®‡
Laurie White
Average annual total returns (%) as of January 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Administrator Class (SHMXX)	6-29-1995	0.32	1.11	0.56	0.35	0.33
Institutional Class (SHIXX)	3-31-2000	0.41*	1.23	0.63	0.23	0.20
Select Class (WFJXX)	6-29-2007	0.48*	1.30	0.70	0.19	0.13
Service Class (WHTXX)	6-30-2010	0.27*	1.01	0.51	0.52	0.43
* Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
Yield summary (%) as of January 31, 20212
	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield	0.01	0.01	0.07	0.01
7-day compound yield	0.01	0.01	0.07	0.01
30-day simple yield	0.01	0.02	0.09	0.01
30-day compound yield	0.01	0.02	0.09	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)
Portfolio composition as of January 31, 2021[3]
Effective maturity distribution as of January 31, 2021[3]

Weighted average maturity as of January 31, 2021[4]
35 days

Weighted average life as of January 31, 2021[5]
40 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.33% for Administrator Class, 0.20% for Institutional Class, 0.13% for Select Class, and 0.43% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.14%, -0.03%, 0.01%, and -0.32% for Administrator Class, Institutional Class, Select Class, and Service Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[4]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[5]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Institutional Money Market Funds  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
The money market sector is heavily influenced by the Federal Open Market Committee’s (FOMC’s) assessment of the economy, its target rates, and expectations of changes to those target rates. Consequently, we try to glean insight about rate moves by dissecting U.S. Federal Reserve (Fed) statements and Fed member speeches and by analyzing the Summary of Economic Projections. In times of stress, we analyze the causes and possible outcomes for the money markets and other sectors and look for public and private response functions to adjust our portfolios to meet our shareholders’ needs.
As we entered this reporting period, the FOMC was solidly on hold at a target rate range of 1.50% to 1.75%. Risk assets were preforming well as LIBOR-OIS (London Interbank Offered Rate-Overnight Interest Swap) spreads tightened from 39 basis points (bps; 100 bps equal 1.00%) at the end of 2019 to 13 bps in February. The LIBOR-OIS spread is the difference between the LIBOR and the OIS rate. It represents the difference between an interest rate with some credit risk built in (LIBOR) and one that is relatively risk-free (OIS) over a certain time period and reflects not only credit risk but also term-premia, the additional return investors demand to compensate them for holding a longer-term bond.
An oil shock at the beginning of March followed by concerns over global economic growth as a result of the pandemic made for a stressed market. At a time of uncertainty and market stress, the demand for liquidity increased across all asset classes as investors adjusted to a rapidly evolving risk event—the COVID-19 pandemic. The FOMC lowered its target rate range to 0.00% to 0.25% to provide monetary support for stressed markets. However, as bank balance sheets have benefited from recent regulation focusing on capital requirements and leverage ratios, these same regulations have hampered their ability to provide intermediation in markets—specifically to make markets in securities—and so proved to be limiting in providing broad-based market liquidity. The Fed recognized this and swiftly implemented a slew of programs to deal with the developing liquidity crisis by dusting off its playbook from the global financial crisis. The collective goal for each of the programs was to support the credit needs of American households and businesses and to restart the flow of capital through improved capital-market functionality. The programs were targeted to provide stability not only to money markets but also to investment-grade, speculative-grade, mortgage, and municipal markets and exchange-traded funds, as well as directly to corporations as issuers in those markets.
For prime money market funds, the most important program was the Money Market Mutual Fund Liquidity Facility (MMLF). The basic mechanism for risk transfer happened as the Federal Reserve Bank of Boston made loans available to eligible financial institutions (banks) secured by high-quality assets purchased by the financial institution from money market mutual funds. It was particularly effective in providing liquidity support for money market funds, as the banks participating in the MMLF are exempt from risk-based capital and leverage requirements, allowing banks to intermediate the flow of credit and support market prices and liquidity without penalty. As a result, prices in money market securities stabilized and market liquidity quickly improved. With credit fundamentals during this period remaining quite stable, as opposed to the 2008–2009 experience, the focus this time was on improving market liquidity and supporting economic growth.
The stabilizing effects of the MMLF were so effective that assets moved back into the prime space following March’s dislocations. Prime assets, as reported by Crane Data, increased by June to a post-reform record of $1.1 trillion and remained remarkably stable throughout the second half of the year. Increasing assets and stability in the markets led to dramatically decreasing credit spreads. LIBOR-OIS spiked to a high of 1.38% at the end of March and slowly narrowed to the mid-teens by year-end as liquidity needs eased and credit fundamentals remained favorable.
As the spike in volatility across most asset classes ebbed and risk asset prices soared, market participants focused on fiscal and monetary responses to the pandemic to support economic growth. Fiscal response started out strong with the Coronavirus Aid, Relief, and Economic Security (CARES) Act to provide widespread relief. However, the election and usual legislative stalemates caused the hope of more fiscal response to dim and uncertainty to increase. At the end of 2020, Congress passed a slimmed-down fiscal stimulus bill to extend unemployment benefits and provide relief to small businesses. Monetary policy, on the other hand, has been remarkably stable. The FOMC has remained accommodative and has kept a consistent message throughout the pandemic:
“to maintain this target range until it is confident that the economy has weathered recent events and is on track to achieve its maximum employment and price stability goals.”

8  |  Institutional Money Market Funds

Performance highlights (unaudited)
At its annual Jackson Hole policy symposium in August, the FOMC announced that it would seek inflation that averages 2% over time, thus allowing for inflation to run higher than 2% after a period of weakness. At the conclusion of the September 16 FOMC meeting, the FOMC left interest rates unchanged (0.00% to 0.25%) and once again noted its expectation to maintain an accommodative stance until inflation averages 2% over time, with longer-term inflation expectations well anchored at 2%, and until employment reaches its maximum level. The Fed repeated that it would use its full range of tools to support the economic recovery and would continue its buying program of Treasury and mortgage-backed securities but cautioned, “The path of the economy will depend significantly on the course of the virus.”
Strategic outlook
As the FOMC is clearly in an accommodative monetary policy mode for the foreseeable future, money market yield curves continue to flatten. The lack of a stimulus package this fall and a slimmed-down stimulus package in December resulted in muted Treasury bill supply and plummeting government yields. Credit metrics in the prime space, too, continue to be well supported by the liquidity injected into the economy and regulatory relief by the Fed. Bank capital requirements are stable, and liquidity and interest coverage ratios remain favorable. The combination of solid market liquidity, well-supported credit metrics, and lower government yields have induced managers to broaden the search for yield, causing prime yields to compress as well.
At the same time, long-term investment-grade debt issuance has maintained its record pace, meaning the need to issue short-term debt has decreased, causing a supply dynamic that promotes a flatter curve. In addition to yields flattening, credit spreads in the money market space have narrowed in the face of strong demand.
Going forward, we believe the market will look for continued fiscal response to fight the pandemic, effectiveness of the vaccine, and monetary support to achieve sustained economic growth and price stability. As always, we tend to take a conservative approach when constructing our portfolios and favor keeping excess liquidity over the stated regulatory requirements, running shorter weighted average maturities and looking to extend maturities if the opportunity offers a favorable risk/reward proposition. As we demonstrated in March 2020, having this additional liquidity buffer allowed us to meet the liquidity needs of our shareholders while still affording us to opportunistically add securities to lock in higher yields.

Institutional Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$ 999.76	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	$1.27	0.25%
Institutional Class
Actual	$1,000.00	$ 999.98	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Select Class
Actual	$1,000.00	$1,000.43	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$ 999.76	$1.21	0.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.93	$1.22	0.24%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Certificates of deposit: 21.01%
ABN Amro Bank NV	0.10%	2-2-2021	$175,000,000	$ 175,000,000
ABN Amro Bank NV	0.10	2-3-2021	100,000,000	100,000,000
Australia & New Zealand Banking Group Limited	0.07	2-1-2021	175,000,000	175,000,000
Bank of Nova Scotia (3 Month LIBOR+0.09%) ±	0.30	2-10-2021	30,000,000	30,000,904
HSBC Bank USA NA	0.10	2-1-2021	90,000,000	90,000,000
KBC Bank SA	0.22	4-8-2021	150,000,000	149,999,705
Mitsubishi Trust & Bank Company	0.27	6-8-2021	55,000,000	55,011,892
Mizuho Bank Limited	0.08	2-1-2021	205,000,000	205,000,000
Norinchukin Bank	0.21	4-7-2021	70,000,000	70,006,871
Norinchukin Bank	0.25	3-24-2021	35,000,000	35,005,560
Norinchukin Bank	0.30	5-20-2021	30,000,000	30,010,436
Norinchukin Bank	0.30	6-1-2021	35,000,000	35,012,895
Oversea-Chinese Banking	0.21	3-1-2021	31,000,000	31,002,134
Oversea-Chinese Banking	0.26	4-28-2021	115,000,000	115,025,852
Rabobank Netherlands (New York)	0.07	2-1-2021	115,000,000	115,000,000
Skandinaviska Enskilda Bank AB	0.25	5-17-2021	50,000,000	50,014,082
Sumitomo Mitsui Banking Corporation (1 Month LIBOR+0.10%) ±	0.23	4-7-2021	64,000,000	64,007,116
Sumitomo Mitsui Banking Corporation (3 Month LIBOR+0.07%) ±	0.29	5-17-2021	25,000,000	25,006,559
Sumitomo Mitsui Trust NY	0.25	4-8-2021	37,000,000	37,007,866
Sumitomo Mitsui Trust NY	0.27	5-12-2021	50,000,000	50,013,855
Sumitomo Mitsui Trust NY	0.27	5-18-2021	60,000,000	60,016,505
Toronto Dominion Bank	0.19	2-11-2021	70,000,000	70,002,148
Toronto Dominion Bank	0.21	3-22-2021	70,000,000	70,008,386
Toronto Dominion Bank	0.25	3-23-2021	35,000,000	35,006,284
Toronto Dominion Bank	1.30	2-26-2021	30,000,000	30,027,547
UBS AG Stamford Branch (1 Month LIBOR+1.25%) ±	1.38	2-10-2021	70,000,000	70,028,851
Total Certificates of deposit (Cost $1,972,000,000)				1,972,215,448

Closed end municipal bond fund obligations: 0.95%
Invesco Dynamic Credit Opportunities Fund Variable Rate Demand Preferred Shares Series W-7 (300 shares) 0.27% 144A§ø	30,000,000	30,000,000
Nuveen AMT Free Quality Municipal Income Fund Preferred Shares Series C (360 shares) 0.10% 144Aø	36,000,000	36,000,000
Nuveen Floating Rate Income Fund Variable Rate Demand Preferred Shares Class A (230 shares) 0.27% 144Aø	23,000,000	23,000,000
Total Closed end municipal bond fund obligations (Cost $89,000,000)		89,000,000

Commercial paper: 56.79%
Asset-backed commercial paper: 29.46%
Albion Capital Corporation SA ☼	0.15	2-22-2021	83,081,000	83,073,135
Albion Capital Corporation SA ☼	0.20	3-22-2021	50,000,000	49,987,795
Albion Capital Corporation SA ☼	0.26	3-15-2021	41,000,000	40,991,800
Alinghi Funding Company LLC 144A☼	0.26	7-23-2021	47,300,000	47,249,875
Alpine Securitization LLC (1 Month LIBOR+0.09%) 144A±	0.21	7-16-2021	32,000,000	32,000,000
Anglesea Funding LLC 144A	0.17	5-17-2021	60,000,000	60,002,149
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Asset-backed commercial paper (continued)
Anglesea Funding LLC (1 Month LIBOR+0.07%) 144A±	0.20%	7-23-2021	$ 48,000,000	$ 48,000,000
Anglesea Funding LLC (1 Month LIBOR+0.11%) 144A±	0.24	3-15-2021	65,000,000	65,002,295
Anglesea Funding LLC (1 Month LIBOR+0.11%) 144A±	0.24	3-19-2021	33,000,000	33,003,470
Antalis SA 144A☼	0.23	4-13-2021	48,710,000	48,694,482
Autobahn Funding LLC 144A☼	0.10	2-4-2021	25,000,000	24,999,458
Bennington Sark Capital Company 144A☼	0.10	2-2-2021	54,107,000	54,106,219
Bennington Sark Capital Company 144A☼	0.16	2-4-2021	25,000,000	24,999,458
Cedar Spring Capital Corporation 144A☼	0.15	2-16-2021	35,000,000	34,997,305
Cedar Spring Capital Corporation 144A☼	0.23	7-21-2021	60,000,000	59,937,143
Cedar Spring Capital Corporation 144A☼	0.25	3-8-2021	130,298,000	130,275,307
Chesham Finance Limited 144A☼	0.10	2-1-2021	115,000,000	114,998,755
Chesham Finance Limited 144A☼	0.10	2-1-2021	40,000,000	39,999,567
Chesham Finance Limited 144A☼	0.10	2-1-2021	38,000,000	37,999,588
Collateralized Commercial Paper Flex Company LLC 144A☼	0.25	2-16-2021	25,000,000	24,998,075
Collateralized Commercial Paper Flex Company LLC 144A☼	0.28	6-17-2021	14,200,000	14,188,705
Collateralized Commercial Paper V Company LLC ☼	0.24	5-4-2021	23,930,000	23,917,875
Collateralized Commercial Paper V Company LLC (1 Month LIBOR+0.11%) ±	0.24	6-28-2021	62,600,000	62,606,825
Collateralized Commercial Paper V Company LLC ☼	0.25	2-3-2021	37,000,000	36,999,332
Collateralized Commercial Paper V Company LLC ☼	0.25	2-11-2021	27,000,000	26,998,586
Collateralized Commercial Paper V Company LLC ☼	0.25	2-16-2021	30,000,000	29,997,690
Columbia Funding Company 144A☼	0.26	3-2-2021	33,000,000	32,995,277
Columbia Funding Company 144A☼	0.26	3-3-2021	31,000,000	30,995,397
Columbia Funding Company 144A☼	0.26	3-4-2021	18,000,000	17,997,229
Concord Minutemen Capital Company 144A☼	0.22	3-23-2021	55,000,000	54,986,235
Concord Minutemen Capital Company 144A☼	0.29	2-8-2021	45,000,000	44,998,287
Concord Minutemen Capital Company 144A☼	0.29	2-12-2021	71,250,000	71,245,898
Concord Minutemen Capital Company 144A☼	0.32	6-8-2021	70,000,000	69,943,630
Great Bridge Capital Company LLC 144A☼	0.26	7-19-2021	75,000,000	74,904,881
Institutional Secured Funding LLC 144A☼	0.18	2-4-2021	58,000,000	57,997,941
Ionic Capital Management LLC ☼	0.24	2-5-2021	21,200,000	21,199,258
Legacy Capital Company 144A☼	0.16	2-18-2021	23,400,000	23,397,959
Legacy Capital Company 144A☼	0.28	2-23-2021	25,000,000	24,997,240
Lexington Parker Capital Company LLC 144A☼	0.27	7-19-2021	65,000,000	64,933,001
Liberty Funding LLC 144A☼	0.20	5-5-2021	29,000,000	28,989,328
LMA Americas LLC 144A☼	0.26	2-12-2021	30,000,000	29,998,320
Manhattan Asset Funding Company LLC 144A☼	0.21	2-9-2021	30,613,000	30,611,690
Manhattan Asset Funding Company LLC 144A☼	0.21	2-11-2021	81,000,000	80,995,759
Matchpoint Finance plc 144A☼	0.25	4-20-2021	17,000,000	16,992,962
Matchpoint Finance plc 144A☼	0.26	5-11-2021	60,000,000	59,967,020
Matchpoint Finance plc 144A☼	0.30	6-17-2021	15,000,000	14,988,069
Mountcliff Funding LLC 144A☼	0.14	2-1-2021	124,000,000	123,998,657
Mountcliff Funding LLC (1 Month LIBOR+0.13%) 144A±	0.26	8-17-2021	75,000,000	75,000,000
Mountcliff Funding LLC 144A☼	0.27	7-7-2021	35,000,000	34,962,436
Nieuw Amsterdam Receivables Corporation 144A☼	0.16	3-30-2021	32,000,000	31,990,933
Nieuw Amsterdam Receivables Corporation 144A☼	0.22	2-10-2021	32,000,000	31,998,624
Old Line Funding LLC 144A☼	0.23	3-4-2021	22,000,000	21,996,821
Old Line Funding LLC 144A☼	0.25	4-12-2021	50,000,000	49,982,866
Ridgefield Funding Company (1 Month LIBOR+0.10%) 144A±	0.24	2-5-2021	28,000,000	28,000,538
Ridgefield Funding Company 144A☼	0.25	2-12-2021	50,000,000	49,997,181
Ridgefield Funding Company 144A☼	0.29	6-9-2021	35,000,000	34,971,726
Versailles CDS LLC (1 Month LIBOR+0.10%) 144A±	0.23	4-7-2021	16,000,000	16,000,124
Versailles CDS LLC (1 Month LIBOR+0.10%) 144A±	0.23	5-19-2021	60,000,000	60,000,000
The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Asset-backed commercial paper (continued)
Versailles CDS LLC ☼	0.25%	2-1-2021	$ 33,000,000	$ 32,999,549
Versailles CDS LLC ☼	0.27	5-25-2021	70,000,000	69,955,115
				2,765,014,840
Financial company commercial paper: 15.60%
Australia & New Zealand Banking Group Limited 144A☼	0.25	6-23-2021	50,000,000	49,964,350
Australia & New Zealand Banking Group Limited 144A☼	0.26	6-18-2021	30,000,000	29,979,817
Banco Santander SA (1 Month LIBOR+0.24%) 144A±	0.38	2-1-2021	30,135,000	30,135,603
Citigroup Global Markets Incorporated 144A☼	0.08	2-1-2021	22,000,000	21,999,835
Commonwealth Bank of Australia 144A☼	0.23	2-26-2021	75,000,000	74,993,642
Credit Agricole SA ☼	0.07	2-1-2021	240,000,000	239,998,380
Dexia Credit Local SA 144A☼	0.18	4-21-2021	143,000,000	142,948,210
Dexia Credit Local SA 144A☼	0.22	2-19-2021	36,000,000	35,997,942
Dexia Credit Local SA 144A☼	0.22	2-26-2021	38,000,000	37,996,838
Erste Finance LLC 144A☼	0.07	2-1-2021	220,000,000	219,996,828
Federation des Caisses 144A☼	0.10	2-4-2021	80,000,000	79,998,800
MetLife Short Term Funding 144A☼	0.22	6-7-2021	31,635,000	31,615,502
Nationwide Building Society 144A☼	0.17	2-9-2021	35,000,000	34,998,503
Nationwide Building Society 144A☼	0.17	2-23-2021	60,000,000	59,993,708
Oversea-Chinese Banking Corporation Limited 144A☼	0.19	3-30-2021	50,000,000	49,989,167
Santander UK plc ☼	0.22	5-4-2021	44,500,000	44,478,510
Santander UK plc ☼	0.22	5-5-2021	99,300,000	99,251,277
Swedbank AB ☼	0.09	2-1-2021	70,000,000	69,999,452
Swedbank AB ☼	0.09	2-3-2021	110,000,000	109,998,518
				1,464,334,882
Other commercial paper: 11.73%
Adventist Health System ☼	0.16	2-4-2021	10,000,000	9,999,813
Adventist Health System ☼	0.25	5-7-2021	10,000,000	9,996,053
BNG Bank NV 144A☼	0.19	4-27-2021	100,000,000	99,965,778
BNG Bank NV 144A☼	0.21	3-15-2021	20,000,000	19,996,750
Caisse des Depots 144A☼	0.15	2-8-2021	125,000,000	124,996,736
Caisse des Depots 144A☼	0.22	4-27-2021	75,000,000	74,970,850
Caisse des Depots et Consignations 144A☼	0.23	5-10-2021	25,000,000	24,988,497
COFCO Capital Corporation ☼	0.21	2-23-2021	21,000,000	20,997,521
COFCO Capital Corporation ☼	0.22	2-2-2021	21,030,000	21,029,682
COFCO Capital Corporation ☼	0.22	2-9-2021	23,370,000	23,368,893
COFCO Capital Corporation ☼	0.22	2-16-2021	18,450,000	18,448,395
European Investment Bank ☼	0.14	2-17-2021	20,000,000	19,998,976
Exxon Mobil Corporation ☼	0.21	2-5-2021	16,000,000	15,999,782
Nederlandse Waterschapsbank NV 144A☼	0.10	2-2-2021	63,000,000	62,999,328
Nederlandse Waterschapsbank NV 144A☼	0.14	2-4-2021	70,740,000	70,738,833
Nederlandse Waterschapsbank NV 144A☼	0.14	2-25-2021	63,000,000	62,994,377
NRW Bank 144A☼	0.10	2-3-2021	100,520,000	100,518,744
NRW Bank 144A☼	0.18	2-24-2021	76,000,000	75,993,084
NRW Bank 144A☼	0.20	2-22-2021	70,000,000	69,994,260
Province of Alberta 144A☼	0.21	2-8-2021	47,000,000	46,998,825
Province of Alberta 144A☼	1.43	2-11-2021	16,000,000	15,999,480
Toyota Credit De Puerto Rico Corporation (1 Month LIBOR+0.10%) ±	0.23	4-16-2021	35,000,000	35,002,746
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Other commercial paper (continued)
Toyota Credit De Puerto Rico Corporation ☼	0.27%	5-25-2021	$ 40,000,000	$ 39,979,764
Toyota Finance Australia ☼	0.25	3-3-2021	35,000,000	34,995,701
				1,100,972,868
Total Commercial paper (Cost $5,330,068,899)				5,330,322,590
Municipal obligations: 15.03%
Arizona: 0.17%
Variable rate demand notes ø: 0.17%
Arizona Health Facility Authority Floater Series 2015 XF 2050 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.07	1-1-2037	16,000,000	16,000,000
California: 3.08%
Other municipal debt : 0.22%
California Series B-4 (Education revenue)	0.14	3-3-2021	20,000,000	20,000,000
Variable rate demand notes ø: 2.86%
Mizuho Floater Residual Trust Various States Series 2020-MIZ9040 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.15	10-15-2038	30,000,000	30,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Tax revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.24	3-1-2036	8,500,000	8,500,000
Peralta CA Community College District Limited Obligation Taxable Series B-3 (Education revenue, Barclays Bank plc LOC)	0.10	8-5-2025	10,000,000	10,000,000
San Diego CA Housing Revenue Park & Market Apartments Series A (Housing revenue, Bank of Tokyo-Mitsubishi LOC)	0.07	6-1-2057	32,625,000	32,625,000
San Francisco CA City & County Housing Revenue Block 8 Tower Apartments Series H1 (Housing revenue, Bank of China LOC)	0.11	11-1-2056	41,935,000	41,935,000
San Francisco CA City & County Housing Revenue Block 8 Tower Apartments Series H2 (Housing revenue, Bank of China LOC)	0.10	11-1-2056	50,870,000	50,870,000
San Francisco CA City & County Public Utilities Commission Water Revenue Taxable Series 3/A2 (Water & sewer revenue)	0.15	3-24-2021	17,000,000	17,000,000
San Francisco CA City & County San Francisco Airport Taxable Series C-4 (Airport revenue)	0.15	4-26-2021	25,000,000	25,000,000
Tender Option Bond Trust Receipts/Various States (Transportation revenue, Bank of America NA LIQ) 144A	0.05	4-1-2049	14,400,000	14,400,000
University of California Revenue Various Taxable Series Z-1 (Education revenue)	0.10	7-1-2041	38,340,000	38,340,000
				268,670,000
Colorado: 1.82%
Variable rate demand notes ø: 1.82%
Colorado HFA Adjusted Taxable Single Family Mortgage (Housing revenue, GNMA/FNMA/FHLMC Insured, FHLB SPA)	0.10	11-1-2050	15,000,000	15,000,000
The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Variable rate demand notes ø(continued)
Colorado HFA Adjusted Taxable Single Family Mortgage (Housing revenue, GNMA Insured, FHLB SPA)	0.12%	5-1-2048	$ 36,690,000	$ 36,690,000
Colorado HFA MFHR Class II Series B (Housing revenue, FHLB SPA)	0.17	5-1-2052	67,290,000	67,290,000
Colorado HFA Taxable Multi Family Project (Housing revenue, FHLB SPA)	0.10	4-1-2050	25,705,000	25,705,000
Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous revenue) 144A	0.09	1-1-2027	26,000,000	26,000,000
				170,685,000
Georgia: 1.01%
Variable rate demand notes ø: 1.01%
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series A (Industrial development revenue, Korea Development Bank LOC)	0.22	12-1-2022	34,000,000	34,000,000
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series A (Industrial development revenue, Korea Development Bank LOC)	0.22	12-1-2022	61,000,000	61,000,000
				95,000,000
Illinois: 0.34%
Variable rate demand notes ø: 0.34%
Taxable Municipal Funding Trust Various States Floaters Series 2021-11 (Health revenue, Barclays Bank plc LIQ) 144A	0.16	9-1-2030	15,600,000	15,600,000
Tender Option Bond Trust Receipts/Certificates (Health revenue, JPMorgan Chase & Company LIQ) 144A	0.22	5-15-2050	16,000,000	16,000,000
				31,600,000
Kansas: 0.10%
Variable rate demand notes ø: 0.10%
Olathe KS Multi-Modal-Diamant Boart Series B (Industrial development revenue, Svenska HandelsBanken LOC)	0.61	3-1-2027	8,900,000	8,900,000
Kentucky: 0.44%
Variable rate demand notes ø: 0.44%
Daviess County KY Waste Disposal Facility Revenue Scott Paper Company Project B (Industrial development revenue)	0.09	12-1-2023	25,000,000	25,000,000
Kentucky Housing Corporation Series O (Housing revenue, Kentucky Housing Corporation SPA)	0.14	1-1-2036	9,660,000	9,660,000
Kentucky Housing Corporation Series T (Housing revenue, Kentucky Housing Corporation SPA)	0.14	7-1-2037	6,755,000	6,755,000
				41,415,000
Maine: 0.53%
Variable rate demand notes ø: 0.53%
Maine State Housing Authority Mortgage Purchase Various Taxable Series E (Housing revenue, Barclays Bank plc SPA)	0.10	11-15-2052	30,300,000	30,300,000
Portland ME Pension Bonds (GO revenue, TD Bank NA LOC)	0.13	6-1-2026	19,845,000	19,845,000
				50,145,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Maryland: 0.16%
Variable rate demand notes ø: 0.16%
Tender Option Bond Trust Receipts/Certificates (Transportation revenue, JPMorgan Chase & Company LIQ) 144A	0.07%	5-1-2026	$ 15,000,000	$ 15,000,000
Michigan: 0.36%
Variable rate demand notes ø: 0.36%
Michigan State Housing Development AMT Refunding Bond Series B (Housing revenue, Industrial & Commercial Bank of China Limited SPA)	0.14	6-1-2038	34,040,000	34,040,000
Nevada: 0.37%
Variable rate demand notes ø: 0.37%
Clark County NV Airport Department of Aviation Series C-3 (Airport revenue, Sumitomo Mitsui Banking Corporation LOC)	0.07	7-1-2029	35,095,000	35,095,000
New Hampshire: 0.48%
Variable rate demand notes ø: 0.48%
New Hampshire Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial development revenue, Kookmin Bank LOC) 144A	0.22	10-1-2028	45,000,000	45,000,000
New York: 2.34%
Other municipal debt : 1.51%
Long Island NY Power Authority Series 2015-GR5A (Utilities revenue)	0.15	2-25-2021	45,000,000	45,001,301
Long Island Power Authority Series 2015-GR1A (Utilities revenue)	0.17	2-19-2021	35,000,000	35,000,585
New York Dormitory Authority Personal Income Tax Revenue Series B (Tax revenue)	5.00	3-31-2021	43,000,000	43,351,723
Port Authority of New York & New Jersey Series C (Airport revenue)	0.32	2-5-2021	8,000,000	8,000,199
Port Authority of New York & New Jersey Series C (Airport revenue)	0.35	3-29-2021	10,205,000	10,205,164
				141,558,972
Variable rate demand notes ø: 0.83%
New York Dormitory Authority Personal Income Tax Revenue Series XFT910 (Tax revenue, Citibank NA LIQ) 144A	0.20	3-15-2040	4,000,000	4,000,000
New York Dormitory Authority Secondary Issues Floater Series B-4 (Tax revenue, Morgan Stanley Bank LIQ) 144A	0.23	3-15-2040	16,000,000	16,000,000
New York City NY Housing Development Corporation Multifamily Housing Revenue Various Taxable Series F-2 (Housing revenue, Royal Bank of Canada SPA)	0.12	5-1-2060	12,000,000	12,000,000
New York Municipal Water Finance Authority Series T-30001-I (Water & sewer revenue, Citibank NA LIQ) 144A	0.20	6-15-2044	16,000,000	16,000,000
New York Tender Option Bond Trust Receipts/Certificates (Transportation revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08	11-15-2052	30,000,000	30,000,000
				78,000,000
The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Oregon: 0.16%
Variable rate demand notes ø: 0.16%
Portland OR Portland International Airport (Airport revenue, Bank of China LOC)	0.09%	7-1-2026	$ 14,685,000	$ 14,685,000
Other: 3.67%
Variable rate demand notes ø: 3.67%
Fortenbery Children 2017 Irrevocable Trust (Miscellaneous revenue)	0.15	5-1-2037	12,275,000	12,275,000
JPMorgan Chase Puttable Tax-Exempt Receipts/Derivative Inverse Tax-Exempt Receipts & Custodial Receipts Trust Series 5039 (Miscellaneous revenue)	0.22	11-16-2022	70,000,000	70,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-007 (GO revenue, Barclays Bank plc LOC) 144A	0.42	5-1-2029	11,000,000	11,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-014 (GO revenue, Barclays Bank plc LOC) 144A	0.42	9-1-2027	35,705,000	35,705,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-019 (GO revenue, Barclays Bank plc LOC) 144A	0.42	12-1-2030	2,315,000	2,315,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-003 (GO revenue, Barclays Bank plc LOC) 144A	0.42	1-16-2025	49,000,000	49,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-008 (GO revenue, Barclays Bank plc LOC) 144A	0.42	5-1-2024	15,900,000	15,900,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-012 (GO revenue, Barclays Bank plc LOC) 144A	0.16	9-1-2030	26,400,000	26,400,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-11 (GO revenue, Barclays Bank plc LOC) 144A	0.42	9-1-2030	122,220,000	122,220,000
				344,815,000
Total Municipal obligations (Cost $1,410,556,676)				1,410,608,972
Other instruments: 1.62%
AARP §øø	0.09	5-1-2031	45,000,000	45,000,000
Altoona Blair County Development Corporation 144A§øø	0.16	9-1-2038	14,850,000	14,850,000
Altoona Blair County Development Corporation 144A§øø	0.16	9-1-2038	39,350,000	39,350,000
Keep Memory Alive §øø	0.16	5-1-2037	33,210,000	33,210,000
Ken-Vin Life Company LLC §øø	0.15	12-1-2059	19,645,000	19,645,000
Total Other instruments (Cost $152,055,000)				152,055,000
Other notes: 2.34%
Corporate bonds and notes: 2.34%
ASC Ravenna LLC §øø	0.16	6-1-2056	31,080,000	31,080,000
Cellmark Incorporated Taxable Notes Series 2018A §øø	0.15	6-1-2038	37,000,000	37,000,000
Goose Hollow Apartments LLC §øø	0.16	7-1-2055	25,000,000	25,000,000
Jets Stadium Development LLC Series A-4B 144A§øø	0.18	4-1-2047	46,900,000	46,900,000
Jets Stadium Finance 144A§øø	0.18	4-1-2047	17,425,000	17,425,000
Lavonne V. Johnson Life Insurance Trust §øø	0.15	6-1-2039	18,615,000	18,615,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Portfolio of investments—January 31, 2021

		Interest rate	Maturitydate	Principal	Value
Corporate bonds and notes (continued)
SSAB AB Series A §øø		0.15%	6-1-2035	$ 28,000,000	$ 28,000,000
VPM Linden Manor LP §øø		0.16	9-1-2060	15,200,000	15,200,000
Total Other notes (Cost $219,220,000)					219,220,000
Repurchase agreements^^: 2.27%
Standard Chartered Bank, dated 1-29-2021, maturity value $155,000,775 (1)		0.06	2-1-2021	155,000,000	155,000,000
TD Securities USA LLC, dated 1-29-2021, maturity date $57,550,288 (2)		0.06	2-1-2021	57,550,000	57,550,000
Total Repurchase agreements (Cost $212,550,000)					212,550,000
Total investments in securities (Cost $9,385,450,575)	100.01%				9,385,972,010
Other assets and liabilities, net	(0.01)				(581,646)
Total net assets	100.00%				$9,385,390,364

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
§	The security is subject to a demand feature which reduces the effective maturity.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:
(1) U.S. government securities, 0.00% to 6.25%, 3-25-2021 to 1-1-2051, fair value including accrued interest is $158,195,152.
(2) U.S. government securities, 1.50% to 5.00%, 11-1-2032 to 2-1-2051, fair value including accrued interest is $59,276,500.
☼	Zero coupon security. The rate represents the current yield to maturity.

Abbreviations:
AMT	Alternative minimum tax
FHLB	Federal Home Loan Bank
GNMA	Government National Mortgage Association
GO	General obligation
HFA	Housing Finance Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $9,385,450,575)	$ 9,385,972,010
Cash	124,433
Receivable for interest	2,694,929
Receivable for Fund shares sold	2,900
Prepaid expenses and other assets	63,008
Total assets	9,388,857,280
Liabilities
Management fee payable	2,698,106
Administration fees payable	366,429
Dividends payable	118,774
Payable for Fund shares redeemed	12,501
Trustees’ fees and expenses payable	1,794
Accrued expenses and other liabilities	269,312
Total liabilities	3,466,916
Total net assets	$9,385,390,364
Net assets consist of
Paid-in capital	$ 9,388,684,417
Total distributable loss	(3,294,053)
Total net assets	$9,385,390,364
Computation of net asset value per share
Net assets – Administrator Class	$ 76,740,392
Shares outstanding – Administrator Class[1]	76,719,442
Net asset value per share – Administrator Class	$1.0003
Net assets – Institutional Class	$ 794,540,993
Shares outstanding – Institutional Class[1]	794,339,064
Net asset value per share – Institutional Class	$1.0003
Net assets – Select Class	$ 8,471,953,897
Shares outstanding – Select Class[1]	8,468,915,877
Net asset value per share – Select Class	$1.0004
Net assets – Service Class	$ 42,155,082
Shares outstanding – Service Class[1]	42,146,454
Net asset value per share – Service Class	$1.0002
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Statement of operations—year ended January 31, 2021

Investment income
Interest	$ 57,355,594
Expenses
Management fee	14,953,494
Administration fees
Administrator Class	111,525
Institutional Class	1,134,794
Select Class	3,528,538
Service Class	56,181
Shareholder servicing fees
Administrator Class	111,488
Service Class	108,292
Custody and accounting fees	341,195
Professional fees	64,037
Registration fees	81,700
Shareholder report expenses	32,840
Trustees’ fees and expenses	19,128
Other fees and expenses	144,973
Total expenses	20,688,185
Less: Fee waivers and/or expense reimbursements
Fund-level	(3,146,833)
Administrator Class	(33,642)
Select Class	(2,660,941)
Service Class	(61,197)
Net expenses	14,785,572
Net investment income	42,570,022
Realized and unrealized gains (losses) on investments
Net realized losses on investments	(3,462,935)
Net change in unrealized gains (losses) on investments	(935,328)
Net realized and unrealized gains (losses) on investments	(4,398,263)
Net increase in net assets resulting from operations	38,171,759
The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 42,570,022		$ 200,536,454
Net realized gains (losses) on investments		(3,462,935)		115,159
Net change in unrealized gains (losses) on investments		(935,328)		519,257
Net increase in net assets resulting from operations		38,171,759		201,170,870
Distributions to shareholders from
Net investment income and net realized gains
Administrator Class		(436,596)		(2,463,061)
Institutional Class		(6,503,976)		(34,480,790)
Select Class		(35,587,951)		(162,480,176)
Service Class		(156,658)		(1,169,303)
Total distributions to shareholders		(42,685,181)		200,593,330
Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	151,680,145	151,753,090	304,292,625	304,417,847
Institutional Class	8,350,606,674	8,354,296,880	7,307,497,722	7,310,378,605
Select Class	52,923,446,524	52,952,592,405	43,141,092,358	43,162,070,083
Service Class	191,669,359	191,728,887	284,421,114	284,525,386
		61,650,371,262		51,061,391,921
Reinvestment of distributions
Administrator Class	434,551	434,670	2,286,271	2,287,236
Institutional Class	5,364,861	5,366,701	31,083,601	31,095,996
Select Class	28,485,791	28,498,799	133,529,867	133,596,397
Service Class	125,346	125,362	805,331	805,647
		34,425,532		167,785,276
Payment for shares redeemed
Administrator Class	(188,896,671)	(188,974,481)	(285,711,749)	(285,829,450)
Institutional Class	(9,265,802,669)	(9,269,605,465)	(7,207,293,293)	(7,210,108,091)
Select Class	(51,598,922,110)	(51,624,804,401)	(42,615,048,851)	(42,635,758,688)
Service Class	(205,517,672)	(205,573,717)	(299,657,734)	(299,770,183)
		(61,288,958,064)		(50,431,466,412)
Net increase in net assets resulting from capital share transactions		395,838,730		797,710,785
Total increase in net assets		391,325,308		798,288,325
Net assets
Beginning of period		8,994,065,056		8,195,776,731
End of period		$ 9,385,390,364		$ 8,994,065,056
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0005	$1.0004	$1.0003	$1.0003	$1.0000
Net investment income	0.0033	0.0203	0.0188	0.0096	0.0028
Net realized and unrealized gains (losses) on investments	(0.0002)	0.0001	0.0001	0.0000 [1]	0.0003
Total from investment operations	0.0031	0.0204	0.0189	0.0096	0.0031
Distributions to shareholders from
Net investment income	(0.0033)	(0.0203)	(0.0188)	(0.0096)	(0.0028)
Net realized gains	0.0000	(0.0000) [1]	0.0000	(0.0000) [1]	0.0000
Total distributions to shareholders	(0.0033)	(0.0203)	(0.0188)	(0.0096)	(0.0028)
Net asset value, end of period	$1.0003	$1.0005	$1.0004	$1.0003	$1.0003
Total return	0.32%	2.05%	1.91%	0.96%	0.31%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.36%	0.40%	0.35%
Net expenses	0.29% [2]	0.33%	0.33%	0.32%	0.33%
Net investment income	0.39%	2.01%	1.87%	0.96%	0.24%
Supplemental data
Net assets, end of period (000s omitted)	$76,740	$113,555	$92,671	$92,542	$82,591

[1]	Amount is less than $0.00005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.03% higher.
The accompanying notes are an integral part of these financial statements.

22  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0004	$1.0004	$1.0003	$1.0003	$1.0000
Net investment income	0.0041	0.0216	0.0202	0.0108	0.0039
Net realized and unrealized gains (losses) on investments	0.0000	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0005
Total from investment operations	0.0041	0.0216	0.0202	0.0108	0.0044
Distributions to shareholders from
Net investment income	(0.0042)	(0.0216)	(0.0201)	(0.0108)	(0.0041)
Net realized gains	0.0000	(0.0000) [1]	0.0000	(0.0000) [1]	0.0000
Total distributions to shareholders	(0.0042)	(0.0216)	(0.0201)	(0.0108)	(0.0041)
Net asset value, end of period	$1.0003	$1.0004	$1.0004	$1.0003	$1.0003
Total return	0.42%	2.18%	2.04%	1.09%	0.44%
Ratios to average net assets (annualized)
Gross expenses	0.23%	0.23%	0.24%	0.28%	0.23%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	0.46%	2.14%	2.03%	1.11%	0.36%
Supplemental data
Net assets, end of period (000s omitted)	$794,541	$1,704,936	$1,573,458	$1,104,814	$749,052

[1]	Amount is less than $0.00005.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Select Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0005	$1.0005	$1.0004	$1.0004	$1.0000
Net investment income	0.0049	0.0223	0.0208	0.0116	0.0048
Net realized and unrealized gains (losses) on investments	(0.0001)	0.0000 [1]	0.0001	0.0000 [1]	0.0004
Total from investment operations	0.0048	0.0223	0.0209	0.0116	0.0052
Distributions to shareholders from
Net investment income	(0.0049)	(0.0223)	(0.0208)	(0.0116)	(0.0048)
Net realized gains	0.0000	(0.0000) [1]	0.0000	(0.0000) [1]	0.0000
Total distributions to shareholders	(0.0049)	(0.0223)	(0.0208)	(0.0116)	(0.0048)
Net asset value, end of period	$1.0004	$1.0005	$1.0005	$1.0004	$1.0004
Total return	0.49%	2.25%	2.11%	1.16%	0.52%
Ratios to average net assets (annualized)
Gross expenses	0.19%	0.19%	0.20%	0.24%	0.19%
Net expenses	0.13%	0.13%	0.13%	0.12%	0.13%
Net investment income	0.40%	2.21%	2.10%	1.19%	0.43%
Supplemental data
Net assets, end of period (000s omitted)	$8,471,954	$7,119,681	$6,459,320	$5,717,659	$3,386,093

[1]	Amount is less than $0.00005.
The accompanying notes are an integral part of these financial statements.

24  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0004	$1.0004	$1.0003	$1.0003	$1.0000
Net investment income	0.0031	0.0194	0.0177	0.0085	0.0016
Net realized and unrealized gains (losses) on investments	(0.0004)	(0.0001)	0.0002	0.0000 [1]	0.0005
Total from investment operations	0.0027	0.0193	0.0179	0.0085	0.0021
Distributions to shareholders from
Net investment income	(0.0029)	(0.0193)	(0.0178)	(0.0085)	(0.0018)
Net realized gains	0.0000	(0.0000) [1]	0.0000	(0.0000) [1]	0.0000
Total distributions to shareholders	(0.0029)	(0.0193)	(0.0178)	(0.0085)	(0.0018)
Net asset value, end of period	$1.0002	$1.0004	$1.0004	$1.0003	$1.0003
Total return	0.28%	1.95%	1.81%	0.85%	0.21%
Ratios to average net assets (annualized)
Gross expenses	0.50%	0.51%	0.51%	0.55%	0.52%
Net expenses	0.34% [2]	0.43%	0.43%	0.43%	0.43%
Net investment income	0.33%	1.92%	1.79%	0.84%	0.13%
Supplemental data
Net assets, end of period (000s omitted)	$42,155	$55,893	$70,327	$61,415	$67,439

[1]	Amount is less than $0.00005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.09% higher.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  25

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Heritage Money Market Fund (the “Fund”) which is a diversified series of the Trust.
The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

26  |  Institutional Money Market Funds

Notes to financial statements
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the aggregate cost of all investments for federal income tax purposes was $9,385,450,578 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$543,218
Gross unrealized losses	(21,786)
Net unrealized gains	$521,432
As of January 31, 2021, the Fund had capital loss carryforwards which consisted of $3,466,779 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Institutional Money Market Funds  |  27

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Certificates of deposit	$0	$ 1,972,215,448	$0	$ 1,972,215,448
Closed end municipal bond fund obligations	0	89,000,000	0	89,000,000
Commercial paper	0	5,330,322,590	0	5,330,322,590
Municipal obligations	0	1,410,608,972	0	1,410,608,972
Other instruments	0	152,055,000	0	152,055,000
Other notes	0	219,220,000	0	219,220,000
Repurchase agreements	0	212,550,000	0	212,550,000
Total assets	$0	$9,385,972,010	$0	$9,385,972,010
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.
Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds

28  |  Institutional Money Market Funds

Notes to financial statements
Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Administrator Class	0.33%
Institutional Class	0.20
Select Class	0.13
Service Class	0.43
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $42,685,181 and $200,593,330 of ordinary income for the years ended January 31, 2021 and January 31, 2020, respectively.

Institutional Money Market Funds  |  29

Notes to financial statements
As of January 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$9,606	$521,432	$(3,466,779)
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

30  |  Institutional Money Market Funds

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Heritage Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

Institutional Money Market Funds  |  31

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2021, $28,136,399 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $115,159 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, 2.42% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 99.73% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

32  |  Institutional Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Institutional Money Market Funds  |  33

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |  Institutional Money Market Funds

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Institutional Money Market Funds  |  35

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00359 03-22
A304/AR304 01-21

Annual Report
January 31, 2021
Retail Money Market Funds
■	Wells Fargo Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Retail Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Retail Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Retail Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Retail Money Market Funds

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Performance highlights (unaudited)
Investment objective
The Fund seeks current income, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadvisers
Wells Capital Management Incorporated
Wells Capital Management Singapore
Portfolio managers
Michael C. Bird, CFA®‡
Jeffrey L. Weaver, CFA®‡
Laurie White
Average annual total returns (%) as of January 31, 2021
		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net [2]
Class A (STGXX)	7-1-1992	–	–	–	0.27	0.86	0.44	0.69	0.60
Class C *	6-30-2010	-0.92	0.39	0.20	0.08	0.39	0.20	1.44	1.35
Premier Class(WMPXX)[3]	3-31-2016	–	–	–	0.54	1.24	0.62	0.30	0.20
Service Class (WMOXX)	6-30-2010	–	–	–	0.31	0.96	0.48	0.59	0.50
* Class C shares are available only to shareholders making an exchange out of Class C shares of another mutual fund within the Wells Fargo family of funds.
Yield summary (%) as of January 31, 20212
	Class A	Class C *	Premier Class	Service Class
7-day current yield	0.01	0.01	0.08	0.01
7-day compound yield	0.01	0.01	0.08	0.01
30-day simple yield	0.01	0.01	0.09	0.01
30-day compound yield	0.01	0.01	0.09	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Class A shares, Premier Class shares, and Service Class shares are sold without a front-end sales charge or contingent deferred sales charge. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Retail Money Market Funds

Performance highlights (unaudited)
Portfolio composition as of January 31, 2021[4]
Effective maturity distribution as of January 31, 2021[4]

Weighted average maturity as of January 31, 2021[5]
40 days

Weighted average life as of January 31, 2021[6]
49 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 1.35% for Class C, 0.20% for Premier Class, and 0.50% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.45%, -1.23%, 0.09%, and -0.34% for Class A, Class C, Premier Class, and Service Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Premier Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Premier Class shares would be higher.
[4]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.

Retail Money Market Funds  |  7

Performance highlights (unaudited)
MANAGERS' DISCUSSION
The money market sector is heavily influenced by the Federal Open Market Committee’s (FOMC’s) assessment of the economy, its target rates, and expectations of changes to those target rates. Consequently, we try to glean insight about rate moves by dissecting U.S. Federal Reserve (Fed) statements and Fed member speeches and by analyzing the Summary of Economic Projections. In times of stress, we analyze the causes and possible outcomes for the money markets and other sectors and look for public and private response functions to adjust our portfolios to meet our shareholders’ needs.
As we entered this reporting period, the FOMC was solidly on hold at a target rate range of 1.50% to 1.75%. Risk assets were performing well as LIBOR-OIS (London Interbank Offered Rate-Overnight Interest Swap) spreads tightened from 39 basis points (bps; 100 bps equal 1.00%) at the end of 2019 to 13 bps in February. The LIBOR-OIS spread is the difference between the LIBOR and the OIS rate. It represents the difference between an interest rate with some credit risk built in (LIBOR) and one that is relatively risk-free (OIS) over a certain time period and reflects not only credit risk but also term-premia, the additional return investors demand to compensate them for holding a longer-term bond.
An oil shock at the beginning of March followed by concerns over global economic growth as a result of the pandemic made for a stressed market. At a time of uncertainty and market stress, the demand for liquidity increased across all asset classes as investors adjusted to a rapidly evolving risk event—the COVID-19 pandemic. The FOMC lowered its target rate range to 0.00% to 0.25% to provide monetary support for stressed markets. However, as bank balance sheets have benefited from recent regulation focusing on capital requirements and leverage ratios, these same regulations have hampered their ability to provide intermediation in markets—specifically to make markets in securities—and so proved to be limiting in providing broad-based market liquidity. The Fed recognized this and swiftly implemented a slew of programs to deal with the developing liquidity crisis by dusting off its playbook from the global financial crisis. The collective goal for each of the programs was to support the credit needs of American households and businesses and to restart the flow of capital through improved capital-market functionality. The programs were targeted to provide stability not only to money markets but also to investment-grade, speculative-grade, mortgage, and municipal markets and exchange-traded funds, as well as directly to corporations as issuers in those markets
For prime money market funds, the most important program was the Money Market Mutual Fund Liquidity Facility (MMLF). The basic mechanism for risk transfer happened as the Federal Reserve Bank of Boston made loans available to eligible financial institutions (banks) secured by high-quality assets purchased by the financial institution from money market mutual funds. It was particularly effective in providing liquidity support for money market funds, as the banks participating in the MMLF are exempt from risk-based capital and leverage requirements, allowing banks to intermediate the flow of credit and support market prices and liquidity without penalty. As a result, prices in money market securities stabilized and market liquidity quickly improved. With credit fundamentals during this period remaining quite stable, as opposed to the 2008–2009 experience, the focus this time was on improving market liquidity and supporting economic growth.
The stabilizing effects of the MMLF were so effective that assets moved back into the prime space following March’s dislocations. Prime assets, as reported by Crane Data, increased by June to a post-reform record of $1.1 trillion and remained remarkably stable throughout the second half of the year. Increasing assets and stability in the markets led to dramatically decreasing credit spreads. LIBOR-OIS spiked to a high of 1.38% at the end of March and slowly narrowed to the mid-teens by year-end as liquidity needs eased and credit fundamentals remained favorable.
As the spike in volatility across most asset classes ebbed and risk asset prices soared, market participants focused on fiscal and monetary responses to the pandemic to support economic growth. Fiscal response started out strong with the Coronavirus Aid, Relief, and Economic Security (CARES) Act to provide widespread relief. However, the election and usual legislative stalemates caused the hope of more fiscal response to dim and uncertainty to increase. At the end of 2020, Congress passed a slimmed-down fiscal stimulus bill to extend unemployment benefits and provide relief to small businesses. Monetary policy, on the other hand, has been remarkably stable. The FOMC has remained accommodative and has kept a consistent message throughout the pandemic:
"to maintain this target range until it is confident that the economy has weathered recent events and is on track to achieve its maximum employment and price stability goals.”

8  |  Retail Money Market Funds

Performance highlights (unaudited)
At its annual Jackson Hole policy symposium in August, the FOMC announced that it would seek inflation that averages 2% over time, thus allowing for inflation to run higher than 2% after a period of weakness. At the conclusion of the September 16 FOMC meeting, the FOMC left interest rates unchanged (0.00% to 0.25%) and once again noted its expectation to maintain an accommodative stance until inflation averages 2% over time, with longer-term inflation expectations well anchored at 2%, and until employment reaches its maximum level. The Fed repeated that it would use its full range of tools to support the economic recovery and would continue its buying program of Treasury and mortgage-backed securities but cautioned, “The path of the economy will depend significantly on the course of the virus.”
Strategic outlook
As the FOMC is clearly in an accommodative monetary policy mode for the foreseeable future, money market yield curves continue to flatten. The lack of a stimulus package this fall and a slimmed-down stimulus package in December resulted in muted Treasury bill supply and plummeting government yields. Credit metrics in the prime space, too, continue to be well supported by the liquidity injected into the economy and regulatory relief by the Fed. Bank capital requirements are stable, and liquidity and interest coverage ratios remain favorable. The combination of solid market liquidity, well-supported credit metrics, and lower government yields have induced managers to broaden the search for yield, causing prime yields to compress as well.
At the same time, long-term investment-grade debt issuance has maintained its record pace, meaning the need to issue short-term debt has decreased, causing a supply dynamic that promotes a flatter curve. In addition to yields flattening, credit spreads in the money market space have narrowed in the face of strong demand.
Going forward, we believe the market will look for continued fiscal response to fight the pandemic, effectiveness of the vaccine, and monetary support to achieve sustained economic growth and price stability. As always, we tend to take a conservative approach when constructing our portfolios and favor keeping excess liquidity over the stated regulatory requirements, running shorter weighted average maturities and looking to extend maturities if the opportunity offers a favorable risk/reward proposition. As we demonstrated in March 2020, having this additional liquidity buffer allowed us to meet the liquidity needs of our shareholders while still affording us to opportunistically add securities to lock in higher yields.

Retail Money Market Funds  |  9

Fund expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.05	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	$1.27	0.25%
Class C
Actual	$1,000.00	$1,000.05	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	$1.27	0.25%
Premier Class
Actual	$1,000.00	$1,000.65	$0.65	0.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.48	$0.66	0.13%
Service Class
Actual	$1,000.00	$1,000.05	$1.26	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.88	$1.27	0.25%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Certificates of deposit: 18.38%
ABN Amro Bank NV	0.10%	2-2-2021	$100,000,000	$ 100,000,000
Australia & New Zealand Banking Group Limited	0.07	2-1-2021	70,000,000	70,000,000
Bank of Montreal (3 Month LIBOR+0.11%) ±	0.34	12-15-2021	25,000,000	25,000,000
Bank of Nova Scotia (3 Month LIBOR+0.09%) ±	0.30	2-10-2021	10,000,000	10,000,000
HSBC Bank USA NA	0.10	2-1-2021	80,000,000	80,000,000
KBC Bank SA	0.22	4-8-2021	50,000,000	50,000,000
Mitsubishi Trust & Bank Company	0.27	6-8-2021	20,000,000	20,000,000
Mizuho Bank Limited	0.08	2-1-2021	75,000,000	75,000,000
Mizuho Bank Limited	0.27	5-4-2021	25,000,000	25,000,000
Norinchukin Bank	0.21	4-7-2021	30,000,000	30,000,000
Norinchukin Bank	0.25	3-24-2021	15,000,000	15,000,000
Norinchukin Bank	0.30	5-20-2021	18,000,000	18,000,000
Norinchukin Bank	0.30	6-1-2021	15,000,000	15,000,000
Oversea-Chinese Banking	0.21	3-1-2021	15,000,000	15,000,000
Oversea-Chinese Banking	0.26	4-28-2021	35,000,000	35,000,000
Rabobank Netherlands (New York)	0.07	2-1-2021	60,000,000	60,000,000
Royal Bank of Canada (3 Month LIBOR+0.09%) ±	0.31	12-10-2021	25,000,000	25,000,000
Sumitomo Mitsui Banking Corporation (1 Month LIBOR+0.10%) ±	0.23	4-7-2021	28,000,000	28,000,000
Sumitomo Mitsui Banking Corporation (3 Month LIBOR+0.07%) ±	0.29	5-17-2021	25,000,000	25,000,000
Sumitomo Mitsui Trust Bank	0.26	5-10-2021	25,000,000	25,000,000
Sumitomo Mitsui Trust NY	0.25	4-8-2021	13,000,000	13,000,000
Sumitomo Mitsui Trust NY	0.27	5-18-2021	35,000,000	35,000,000
Toronto Dominion Bank	0.19	2-11-2021	30,000,000	30,000,000
Toronto Dominion Bank	0.21	3-22-2021	30,000,000	30,000,000
Toronto Dominion Bank	0.25	3-23-2021	15,000,000	15,000,000
Toronto Dominion Bank	1.30	2-26-2021	15,000,000	15,000,000
UBS AG Stamford Branch (1 Month LIBOR+1.25%) ±	1.38	2-10-2021	23,000,000	23,000,000
Total Certificates of deposit (Cost $907,000,000)				907,000,000

Closed end municipal bond fund obligations: 1.13%
Invesco Dynamic Credit Opportunities Fund Variable Rate Demand Preferred Shares Series W-7 (140 shares) 0.27% 144A§øø	14,000,000	14,000,000
Nuveen AMT Free Quality Municipal Income Fund Preferred Shares Series C (150 shares) 0.10% 144Aø	15,000,000	15,000,000
Nuveen Floating Rate Income Fund Variable Rate Demand Preferred Shares Class A (110 shares) 0.27% 144Aø	11,000,000	11,000,000
Nuveen Short Duration Credit Opportunities Fund Taxable Fund Preferred Shares Series A (16,000 shares) 0.27% 144Aø	16,000,000	16,000,000
Total Closed end municipal bond fund obligations (Cost $56,000,000)		56,000,000

Commercial paper: 59.63%
Asset-backed commercial paper: 30.64%
Albion Capital Corporation SA ☼	0.15	2-22-2021	13,727,000	13,725,799
Albion Capital Corporation SA ☼	0.20	3-22-2021	31,748,000	31,739,357
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  11

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Asset-backed commercial paper (continued)
Albion Capital Corporation SA ☼	0.26%	3-15-2021	$ 26,571,000	$ 26,562,940
Alinghi Funding Company LLC 144A☼	0.26	7-23-2021	25,000,000	24,968,944
Alpine Securitization LLC (1 Month LIBOR+0.09%) 144A±	0.21	7-16-2021	14,000,000	14,000,000
Anglesea Funding LLC 144A	0.17	5-17-2021	32,000,000	32,000,000
Anglesea Funding LLC (1 Month LIBOR+0.07%) 144A±	0.20	7-23-2021	22,000,000	22,000,000
Anglesea Funding LLC (1 Month LIBOR+0.11%) 144A±	0.24	3-15-2021	27,000,000	27,000,000
Anglesea Funding LLC (1 Month LIBOR+0.11%) 144A±	0.24	3-19-2021	13,000,000	13,000,000
Anglesea Funding LLC 144A☼	0.29	2-1-2021	32,600,000	32,600,000
Antalis SA 144A☼	0.23	2-4-2021	25,000,000	24,999,521
Antalis SA 144A☼	0.23	4-13-2021	33,240,000	33,225,066
Bennington Sark Capital Company 144A☼	0.10	2-2-2021	35,000,000	34,999,903
Bennington Sark Capital Company 144A☼	0.16	2-4-2021	15,000,000	14,999,800
Cedar Spring Capital Corporation 144A☼	0.15	2-16-2021	15,660,000	15,659,021
Cedar Spring Capital Corporation 144A☼	0.23	7-21-2021	40,000,000	39,956,556
Cedar Spring Capital Corporation 144A☼	0.25	3-8-2021	38,385,000	38,375,670
Chesham Finance Limited 144A☼	0.10	2-1-2021	40,000,000	40,000,000
Chesham Finance Limited 144A☼	0.10	2-1-2021	30,000,000	30,000,000
Chesham Finance Limited 144A☼	0.10	2-1-2021	37,000,000	37,000,000
Collateralized Commercial Paper Flex Company LLC 144A☼	0.25	2-16-2021	10,000,000	9,998,958
Collateralized Commercial Paper Flex Company LLC 144A☼	0.28	6-17-2021	8,000,000	7,991,538
Collateralized Commercial Paper V Company LLC ☼	0.24	4-12-2021	4,915,000	4,912,706
Collateralized Commercial Paper V Company LLC ☼	0.24	5-4-2021	12,000,000	11,992,640
Collateralized Commercial Paper V Company LLC (1 Month LIBOR+0.11%) ±	0.24	6-28-2021	30,000,000	30,002,708
Collateralized Commercial Paper V Company LLC ☼	0.25	2-3-2021	35,000,000	34,999,514
Collateralized Commercial Paper V Company LLC ☼	0.25	2-11-2021	18,000,000	17,998,750
Collateralized Commercial Paper V Company LLC ☼	0.25	2-16-2021	17,000,000	16,998,229
Columbia Funding Company 144A☼	0.26	3-2-2021	14,000,000	13,997,068
Columbia Funding Company 144A☼	0.26	3-3-2021	14,000,000	13,996,967
Columbia Funding Company 144A☼	0.26	3-4-2021	7,000,000	6,998,433
Concord Minutemen Capital Company 144A☼	0.29	2-8-2021	30,000,000	29,998,308
Concord Minutemen Capital Company 144A☼	0.29	2-12-2021	40,000,000	39,996,456
Concord Minutemen Capital Company 144A☼	0.32	6-8-2021	30,000,000	29,966,134
Concord Minutemen Capital Company 144A☼	0.39	6-14-2021	50,000,000	49,927,958
Great Bridge Capital Company LLC 144A☼	0.26	7-19-2021	25,000,000	24,969,667
Institutional Secured Funding LLC 144A☼	0.18	2-4-2021	30,000,000	29,999,550
Ionic Capital Management LLC ☼	0.24	2-5-2021	10,000,000	9,999,733
Legacy Capital Company 144A☼	0.16	2-18-2021	10,000,000	9,999,244
Legacy Capital Company 144A☼	0.28	2-23-2021	5,000,000	4,999,144
Lexington Parker Capital Company LLC 144A☼	0.27	7-19-2021	35,000,000	34,955,900
Liberty Funding LLC 144A☼	0.20	5-5-2021	20,000,000	19,989,667
LMA Americas LLC 144A☼	0.26	2-12-2021	20,000,000	19,998,411
Manhattan Asset Funding Company LLC 144A☼	0.21	2-9-2021	20,000,000	19,999,067
Manhattan Asset Funding Company LLC 144A☼	0.21	2-11-2021	30,000,000	29,998,250
Matchpoint Finance plc 144A☼	0.25	4-20-2021	8,000,000	7,995,667
Matchpoint Finance plc 144A☼	0.26	5-11-2021	40,000,000	39,971,400
Matchpoint Finance plc 144A☼	0.30	6-17-2021	10,000,000	9,988,667
Mountcliff Funding LLC 144A☼	0.14	2-1-2021	50,000,000	50,000,000
Mountcliff Funding LLC (1 Month LIBOR+0.13%) 144A±	0.26	8-17-2021	25,000,000	25,000,000
Mountcliff Funding LLC 144A☼	0.27	7-7-2021	15,000,000	14,982,450
Nieuw Amsterdam Receivables Corporation 144A☼	0.16	3-30-2021	18,000,000	17,995,440
Nieuw Amsterdam Receivables Corporation 144A☼	0.22	2-10-2021	13,000,000	12,999,285
Old Line Funding LLC 144A☼	0.20	5-18-2021	24,000,000	23,985,867
Old Line Funding LLC 144A☼	0.23	3-4-2021	11,000,000	10,997,821
Old Line Funding LLC 144A☼	0.25	4-12-2021	23,300,000	23,288,674
The accompanying notes are an integral part of these financial statements.

12  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Asset-backed commercial paper (continued)
Ridgefield Funding Company (1 Month LIBOR+0.10%) 144A±	0.24%	2-5-2021	$ 10,000,000	$ 10,000,116
Ridgefield Funding Company 144A☼	0.25	2-12-2021	40,000,000	39,996,944
Ridgefield Funding Company 144A☼	0.26	5-6-2021	25,000,000	24,983,028
Ridgefield Funding Company 144A☼	0.29	6-9-2021	15,000,000	14,984,533
Ridgefield Funding Company 144A☼	0.30	7-23-2021	25,000,000	24,964,167
Versailles CDS LLC (1 Month LIBOR+0.10%) 144A±	0.23	4-7-2021	10,000,000	10,000,000
Versailles CDS LLC (1 Month LIBOR+0.10%) 144A±	0.23	5-19-2021	35,000,000	35,000,000
Versailles CDS LLC ☼	0.25	2-1-2021	13,000,000	13,000,000
Versailles CDS LLC ☼	0.27	5-25-2021	30,000,000	29,974,575
				1,511,606,211
Financial company commercial paper: 18.06%
ABN Amro Bank NV 144A☼	0.25	4-13-2021	30,250,000	30,235,085
Australia & New Zealand Banking Group Limited 144A☼	0.25	6-23-2021	25,000,000	24,975,347
Australia & New Zealand Banking Group Limited 144A☼	0.26	6-18-2021	45,000,000	44,955,475
Banco Santander SA (1 Month LIBOR+0.24%) 144A±	0.38	2-1-2021	15,000,000	15,000,000
CDP Financial Incorporated 144A☼	0.23	5-18-2021	10,000,000	9,993,228
Citigroup Global Markets Incorporated 144A☼	0.08	2-1-2021	10,000,000	10,000,000
Commonwealth Bank of Australia 144A☼	0.23	2-26-2021	25,000,000	24,996,094
Credit Agricole SA ☼	0.07	2-1-2021	130,000,000	130,000,000
DBS Bank LimitedLimited 144A☼	0.25	3-22-2021	24,000,000	23,991,833
Dexia Credit Local SA 144A☼	0.18	4-21-2021	77,000,000	76,969,585
Dexia Credit Local SA 144A☼	0.22	2-19-2021	15,000,000	14,998,350
Dexia Credit Local SA 144A☼	0.22	2-26-2021	12,000,000	11,998,167
Erste Finance LLC 144A☼	0.07	2-1-2021	100,000,000	100,000,000
Federation des Caisses 144A☼	0.10	2-4-2021	40,000,000	39,999,667
National Australia Bank Limited (3 Month LIBOR+0.06%) 144A±	0.29	11-5-2021	25,000,000	25,000,000
Nationwide Building Society 144A☼	0.17	2-9-2021	15,000,000	14,999,433
Nationwide Building Society 144A☼	0.17	2-23-2021	32,000,000	31,996,676
Oversea-Chinese Banking Corporation Limited 144A☼	0.19	3-30-2021	30,000,000	29,990,975
Santander UK plc ☼	0.22	5-4-2021	20,000,000	19,989,011
Santander UK plc ☼	0.22	5-5-2021	55,000,000	54,969,452
Skandinaviska Enskilda Bank AB 144A☼	0.20	2-23-2021	30,000,000	29,996,333
Svenska Handelsbanken 144A☼	0.23	5-18-2021	30,300,000	30,279,480
Swedbank AB ☼	0.09	2-1-2021	35,000,000	35,000,000
Swedbank AB ☼	0.09	2-3-2021	55,000,000	54,999,740
Toronto Dominion Bank 144A☼	0.26	3-24-2021	5,800,000	5,797,905
				891,131,836
Other commercial paper: 10.93%
Adventist Health System ☼	0.16	2-4-2021	5,000,000	4,999,933
Adventist Health System ☼	0.25	5-7-2021	7,330,000	7,325,164
BNG Bank NV 144A☼	0.19	4-27-2021	50,000,000	49,977,569
BNG Bank NV 144A☼	0.21	3-15-2021	10,000,000	9,997,550
Caisse des Depots et Consignations 144A☼	0.20	3-10-2021	25,000,000	24,994,861
Caisse des Depots et Consignations 144A☼	0.21	4-16-2021	48,000,000	47,979,280
Caisse des Depots et Consignations 144A☼	0.23	5-10-2021	50,000,000	49,968,694
COFCO Capital Corporation ☼	0.21	2-23-2021	11,020,000	11,018,586
COFCO Capital Corporation ☼	0.22	2-2-2021	11,000,000	10,999,933
COFCO Capital Corporation ☼	0.22	2-9-2021	15,000,000	14,999,267
European Investment Bank ☼	0.14	2-17-2021	13,090,000	13,089,186
Exxon Mobil Corporation ☼	0.21	2-5-2021	8,000,000	7,999,813
Nederlandse Waterschapsbank NV 144A☼	0.10	2-2-2021	30,000,000	29,999,917
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  13

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Other commercial paper (continued)
Nederlandse Waterschapsbank NV 144A☼	0.14%	2-4-2021	$ 38,000,000	$ 37,999,563
Nederlandse Waterschapsbank NV 144A☼	0.14	2-25-2021	30,000,000	29,997,200
NRW Bank 144A☼	0.10	2-3-2021	34,000,000	33,999,821
NRW Bank 144A☼	0.18	2-24-2021	20,000,000	19,997,700
NRW Bank 144A☼	0.20	2-22-2021	30,000,000	29,996,500
NRW Bank 144A☼	0.21	3-10-2021	25,000,000	24,994,604
Province of Alberta 144A☼	0.21	2-8-2021	20,000,000	19,999,183
Province of Alberta 144A☼	1.43	2-11-2021	9,000,000	8,996,475
Toyota Credit De Puerto Rico Corporation (1 Month LIBOR+0.10%) ±	0.23	4-16-2021	15,000,000	15,000,000
Toyota Credit De Puerto Rico Corporation ☼	0.27	5-25-2021	20,000,000	19,983,050
Toyota Finance Australia ☼	0.25	3-3-2021	15,000,000	14,996,875
				539,310,724
Total Commercial paper (Cost $2,942,048,771)				2,942,048,771
Municipal obligations: 16.55%
California: 4.05%
Other municipal debt : 0.83%
California Series B-4 (Education revenue, TD Bank NA LOC)	0.14	3-3-2021	10,030,000	10,030,000
San Jose CA International Airport Series B (Airport revenue, Bank of America NA LOC)	0.22	2-9-2021	18,912,000	18,912,000
State of California (GO revenue, U.S. Bank NA LOC)	0.23	3-8-2021	12,095,000	12,095,000
				41,037,000
Variable rate demand notes ø: 3.22%
California Infrastructure and Economic Development Bank Revenue AMT Brightline West Passenger (Industrial development revenue) 144A	0.45	1-1-2050	25,000,000	25,000,000
California Tender Option Bond Trust Receipts/Certificates Los Angeles Community College District Series 2016-TXG002 (GO revenue, Bank of America NA LIQ) 144A	0.28	8-1-2049	10,500,000	10,500,000
Mizuho Floater Residual Trust Various States Series 2020-MIZ9040 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.15	10-15-2038	15,000,000	15,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9003 (Tax revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.24	3-1-2036	3,965,000	3,965,000
San Diego CA Housing Revenue Park & Market Apartments Series A (Housing revenue, Bank of Tokyo-Mitsubishi LOC)	0.07	6-1-2057	13,000,000	13,000,000
San Francisco CA City & County Certificate of Participation Series B001 (Miscellaneous revenue, Morgan Stanley Bank LIQ) 144A	0.23	11-1-2041	10,000,000	10,000,000
San Francisco CA City & County Housing Revenue Block 8 Tower Apartments Series H1 (Housing revenue, Bank of China LOC)	0.11	11-1-2056	18,000,000	18,000,000
San Francisco CA City & County Housing Revenue Block 8 Tower Apartments Series H2 (Housing revenue, Bank of China LOC)	0.10	11-1-2056	22,600,000	22,600,000
San Francisco CA City & County Public Utilities Commission Water Revenue Taxable Series 3/A2 (Water & sewer revenue)	0.15	3-24-2021	9,598,000	9,598,000
The accompanying notes are an integral part of these financial statements.

14  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Variable rate demand notes ø(continued)
San Francisco CA City & County San Francisco Airport Taxable Series C-4 (Airport revenue)	0.15%	4-26-2021	$ 15,860,000	$ 15,859,270
University of California Revenue Various Taxable Series Z-1 (Education revenue)	0.10	7-1-2041	15,000,000	15,000,000
				158,522,270
Colorado: 1.32%
Variable rate demand notes ø: 1.32%
Colorado HFA Adjusted Taxable Single Family Mortgage (Housing revenue, GNMA Insured, Royal Bank of Canada SPA)	0.12	11-1-2050	14,000,000	14,000,000
Colorado HFA MFHR Class II Series B (Housing revenue, FHLB SPA)	0.17	5-1-2052	36,405,000	36,405,000
Colorado Southern Ute Indian Tribe Reservation Series 2007 (Miscellaneous revenue) 144A	0.09	1-1-2027	14,490,000	14,490,000
				64,895,000
Delaware: 0.19%
Variable rate demand notes ø: 0.19%
Tender Option Bond Trust Receipts Floater Series 2020 TPG015 (Miscellaneous revenue, Bank of America NA LIQ) 144A	0.46	2-1-2038	9,580,000	9,580,000
Georgia: 1.15%
Other municipal debt : 0.24%
Georgia Municipal Electric Authority Project 1 Series B (Utilities revenue, TD Bank NA LOC)	0.16	4-7-2021	11,782,000	11,782,000
Variable rate demand notes ø: 0.91%
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series A (Industrial development revenue, Korea Development Bank LOC)	0.22	12-1-2022	18,000,000	18,000,000
Macon-Bibb County GA Industrial Authority Kumho Tire Georgia Incorporated Series A (Industrial development revenue, Korea Development Bank LOC)	0.22	12-1-2022	27,000,000	27,000,000
				45,000,000
Kentucky: 0.30%
Variable rate demand notes ø: 0.30%
Daviess County KY Waste Disposal Facility Revenue Scott Paper Company Project B (Industrial development revenue)	0.09	12-1-2023	11,000,000	11,000,000
Kentucky Housing Corporation Series O (Housing revenue, Kentucky Housing Corporation SPA)	0.14	1-1-2036	3,715,000	3,715,000
				14,715,000
Maine: 0.41%
Variable rate demand notes ø: 0.41%
Maine State Housing Authority Mortgage Purchase Various Taxable Series E (Housing revenue, Barclays Bank plc SPA)	0.10	11-15-2052	20,000,000	20,000,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  15

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Michigan: 0.24%
Variable rate demand notes ø: 0.24%
Michigan State Housing Development AMT Refunding Bond Series B (Housing revenue, Industrial & Commercial Bank of China Limited SPA)	0.14%	6-1-2038	$ 11,980,000	$ 11,980,000
Missouri: 0.06%
Variable rate demand notes ø: 0.06%
Bridgeton MO IDA Stolze Printing (Industrial development revenue, Carrollton Bank LOC)	0.16	12-1-2047	2,800,000	2,800,000
Nevada: 0.20%
Variable rate demand notes ø: 0.20%
Clark County NV Airport Department of Aviation Series C-3 (Airport revenue, Sumitomo Mitsui Banking Corporation LOC)	0.07	7-1-2029	10,000,000	10,000,000
New Hampshire: 0.98%
Variable rate demand notes ø: 0.98%
New Hampshire Business Finance Authority CJ Foods Manufacturing Beaumont Corporation Series A (Industrial development revenue, Kookmin Bank LOC) 144A	0.22	10-1-2028	24,000,000	24,000,000
New Hampshire National Finance Authority Industrial Development Revenue Series A (Industrial development revenue, Kookmin Bank LOC) 144A	0.22	7-1-2029	24,500,000	24,500,000
				48,500,000
New York: 3.36%
Other municipal debt : 1.85%
Long Island NY Power Authority Series 2015-GR5A (Utilities revenue)	0.15	2-25-2021	30,000,000	29,999,399
Long Island Power Authority Series 2015-GR1A (Utilities revenue)	0.17	2-19-2021	18,000,000	18,000,000
New York Dormitory Authority Personal Income Tax Revenue Series B (Tax revenue)	5.00	3-31-2021	20,000,000	20,141,269
Port Authority of New York & New Jersey Series C (Airport revenue)	0.32	2-5-2021	3,835,000	3,835,000
Port Authority of New York & New Jersey Series C (Airport revenue)	0.35	3-29-2021	5,000,000	5,000,000
Port Authority of New York & New Jersey Series C (Airport revenue, Bank of Montreal)	0.37	3-5-2021	14,000,000	14,000,000
				90,975,668
Variable rate demand notes ø: 1.51%
New York City NY Housing Development Corporation Multifamily Housing Revenue Various Taxable Series F-2 (Housing revenue, Royal Bank of Canada SPA)	0.12	5-1-2060	6,490,000	6,490,000
New York City NY Housing Development Corporation Multifamily Mortgage Revenue Susans Court Series A (Housing revenue, Citibank NA LOC)	0.07	11-1-2039	21,600,000	21,600,000
New York Housing Finance Agency Affordable Housing (Housing revenue, TD Bank NA SPA)	0.13	11-1-2055	20,000,000	20,000,000
The accompanying notes are an integral part of these financial statements.

16  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturitydate	Principal	Value
Variable rate demand notes ø(continued)
New York Tender Option Bond Trust Receipts/Certificates (Transportation revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08%	11-15-2042	$ 8,200,000	$ 8,200,000
New York Tender Option Bond Trust Receipts/Certificates (Transportation revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08	11-15-2052	18,380,000	18,380,000
				74,670,000
Oregon: 0.12%
Variable rate demand notes ø: 0.12%
Portland OR Portland International Airport (Airport revenue, Bank of China LOC)	0.09	7-1-2026	6,000,000	6,000,000
Other: 3.66%
Variable rate demand notes ø: 3.66%
JPMorgan Chase Puttable Tax-Exempt Receipts/Derivative Inverse Tax-Exempt Receipts & Custodial Receipts Trust Series 5039 (Miscellaneous revenue)	0.22	11-16-2022	37,000,000	37,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-014 (GO revenue, Barclays Bank plc LOC) 144A	0.42	9-1-2027	35,355,000	35,355,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-019 (GO revenue, Barclays Bank plc LOC) 144A	0.42	12-1-2030	555,000	555,000
Taxable Municipal Funding Trust Various States Floaters Series 2019-BTMFT (GO revenue, Barclays Bank plc LOC) 144A	0.16	9-1-2026	12,250,000	12,250,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-003 (GO revenue, Barclays Bank plc LOC) 144A	0.42	1-16-2025	24,000,000	24,000,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-008 (GO revenue, Barclays Bank plc LOC) 144A	0.42	5-1-2024	7,705,000	7,705,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-012 (GO revenue, Barclays Bank plc LOC) 144A	0.16	9-1-2030	19,380,000	19,380,000
Taxable Municipal Funding Trust Various States Floaters Series 2020-11 (GO revenue, Barclays Bank plc LOC) 144A	0.42	11-15-2049	44,360,000	44,360,000
				180,605,000
Texas: 0.24%
Other municipal debt : 0.24%
Texas PFA Series A (Miscellaneous revenue)	0.23	5-12-2021	12,000,000	12,000,000
Wyoming: 0.27%
Variable rate demand notes ø: 0.27%
Wyoming Tender Option Bond Trust Receipts/Floater Certificates Series 2018 -XL0070 (Utilities revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.07	1-1-2025	13,330,000	13,330,000
Total Municipal obligations (Cost $816,391,938)				816,391,938
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  17

Portfolio of investments—January 31, 2021

		Interest rate	Maturitydate	Principal	Value
Other instruments: 0.68%
AARP §øø		0.09%	5-1-2031	$ 5,000,000	$ 5,000,000
Altoona Blair County Development Corporation 144A§øø		0.16	4-1-2035	5,850,000	5,850,000
Altoona Blair County Development Corporation 144A§øø		0.16	9-1-2038	3,000,000	3,000,000
Fiddyment Ranch Apartments LP §øø		0.16	9-1-2057	2,000,000	2,000,000
Fiddyment Ranch Apartments LP §øø		0.16	9-1-2057	2,000,000	2,000,000
Keep Memory Alive §øø		0.16	5-1-2037	2,890,000	2,890,000
Southside Brookshore §øø		0.16	9-1-2059	2,640,000	2,640,000
University of California Series B ☼		0.15	2-16-2021	10,000,000	9,999,375
Total Other instruments (Cost $33,379,375)					33,379,375
Other notes: 0.55%
Corporate bonds and notes: 0.55%
Cellmark Incorporated Taxable Notes Series 2018A §øø		0.15	6-1-2038	16,000,000	16,000,000
Jets Stadium Development LLC Series A-4B 144A§øø		0.18	4-1-2047	10,000,000	10,000,000
SSAB AB Series A §øø		0.15	6-1-2035	1,000,000	1,000,000
Total Other notes (Cost $27,000,000)					27,000,000
Repurchase agreements^^: 3.67%
Standard Chartered Bank, dated 1-29-2021, maturity value $90,000,450 (1)		0.06	2-1-2021	90,000,000	90,000,000
TD Securities USA Incorporated, dated 1-29-2021, maturity value $91,275,456 (2)		0.06	2-1-2021	91,275,000	91,275,000
Total Repurchase agreements (Cost $181,275,000)					181,275,000
Total investments in securities (Cost $4,963,095,084)	100.59%				4,963,095,084
Other assets and liabilities, net	(0.59)				(29,282,809)
Total net assets	100.00%				$4,933,812,275

±	Variable rate investment. The rate shown is the rate in effect at period end.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
§	The security is subject to a demand feature which reduces the effective maturity.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by:
(1) U.S. government securities, 0.00% to 6.25%, 3-25-2021 to 1-1-2051, fair value including accrued interest is $91,855,250.
(2) U.S. government securities, 1.50% to 5.00%, 11-1-2032 to 2-1-2051, fair value including accrued interest is $94,013,250.
☼	Zero coupon security. The rate represents the current yield to maturity.

The accompanying notes are an integral part of these financial statements.

18  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021
Abbreviations:
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
FHLB	Federal Home Loan Bank
GNMA	Government National Mortgage Association
GO	General obligation
HFA	Housing Finance Authority
IDA	Industrial Development Authority
LIBOR	London Interbank Offered Rate
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
National	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  19

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at amortized cost	$ 4,963,095,084
Cash	10,379
Receivable for Fund shares sold	14,817,510
Receivable for interest	1,427,771
Prepaid expenses and other assets	740,651
Total assets	4,980,091,395
Liabilities
Payable for Fund shares redeemed	28,844,624
Payable for investments purchased	16,920,000
Administration fees payable	393,476
Dividends payable	12,851
Management fee payable	6,150
Distribution fee payable	1,923
Trustees’ fees and expenses payable	1,365
Accrued expenses and other liabilities	98,731
Total liabilities	46,279,120
Total net assets	$4,933,812,275
Net assets consist of
Paid-in capital	$ 4,934,631,795
Total distributable loss	(819,520)
Total net assets	$4,933,812,275
Computation of net asset value per share
Net assets – Class A	$ 466,558,566
Shares outstanding – Class A1	466,579,253
Net asset value per share – Class A	$1.00
Net assets – Class C	$ 2,855,361
Shares outstanding – Class C1	2,855,519
Net asset value per share – Class C	$1.00
Net assets – Premier Class	$ 4,452,435,711
Shares outstanding – Premier Class[1]	4,452,637,663
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$ 11,962,637
Shares outstanding – Service Class[1]	11,963,177
Net asset value per share – Service Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

20  |  Retail Money Market Funds

Statement of operations—year ended January 31, 2021

Investment income
Interest	$ 24,536,634
Expenses
Management fee	8,917,691
Administration fees
Class A	1,036,311
Class C	9,294
Premier Class	3,179,837
Service Class	14,505
Shareholder servicing fees
Class A	1,175,297
Class C	10,562
Service Class	30,216
Distribution fee
Class C	31,665
Custody and accounting fees	75,515
Professional fees	47,578
Registration fees	277,145
Shareholder report expenses	77,804
Trustees’ fees and expenses	19,924
Other fees and expenses	60,606
Total expenses	14,963,950
Less: Fee waivers and/or expense reimbursements
Fund-level	(4,548,488)
Class A	(852,561)
Class C	(31,435)
Premier Class	(2,398,019)
Service Class	(14,585)
Net expenses	7,118,862
Net investment income	17,417,772
Payment from affiliate	1,222
Net realized losses on investments	(563,831)
Net increase in net assets resulting from operations	16,855,163
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  21

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 17,417,772		$ 26,833,839
Payment from affiliate		1,222		0
Net realized gains (losses) on investments		(563,831)		16,052
Net increase in net assets resulting from operations		16,855,163		26,849,891
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,268,127)		(8,361,607)
Class C		(2,802)		(37,781)
Premier Class		(16,125,602)		(18,212,417)
Service Class		(37,293)		(222,034)
Total distributions to shareholders		(17,433,824)		(26,833,839)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	221,976,995	221,976,995	160,152,326	160,152,326
Class C	5,242,042	5,242,042	1,340,300	1,340,300
Premier Class	7,562,687,659	7,562,687,659	2,910,104,056	2,910,104,056
Service Class	1,788,741	1,788,741	1,520,533	1,520,533
		7,791,695,437		3,073,117,215
Reinvestment of distributions
Class A	1,277,953	1,277,953	8,230,315	8,230,315
Class C	2,835	2,835	37,442	37,442
Premier Class	16,201,117	16,201,117	17,829,814	17,829,814
Service Class	37,293	37,293	215,827	215,827
		17,519,198		26,313,398
Payment for shares redeemed
Class A	(231,789,213)	(231,789,213)	(167,103,886)	(167,103,886)
Class C	(5,542,212)	(5,542,212)	(6,449,887)	(6,449,887)
Premier Class	(5,309,546,817)	(5,309,546,817)	(1,040,475,070)	(1,040,475,070)
Service Class	(1,898,691)	(1,898,691)	(1,579,489)	(1,579,489)
		(5,548,776,933)		(1,215,608,332)
Net increase in net assets resulting from capital share transactions		2,260,437,702		1,883,822,281
Total increase in net assets		2,259,859,041		1,883,838,333
Net assets
Beginning of period		2,673,953,234		790,114,901
End of period		$ 4,933,812,275		$ 2,673,953,234
The accompanying notes are an integral part of these financial statements.

22  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	(0.00) [2]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.27%	1.76%	1.61%	0.64%	0.05%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.70%	0.76%	0.85%	0.83%
Net expenses	0.40% [3]	0.60%	0.62%	0.65%	0.55%
Net investment income	0.27%	1.74%	1.60%	0.63%	0.03%
Supplemental data
Net assets, end of period (000s omitted)	$466,559	$475,180	$474,040	$462,416	$539,989

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.18% higher.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class C	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.01	0.01	0.00 [1]	0.00 [1]
Payment from affiliate	0.00 [1]	0.00	0.00	0.00	0.00
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.01	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	(0.00) [1]	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.08% [2]	1.00%	0.84%	0.04%	0.01%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.45%	1.51%	1.60%	1.58%
Net expenses	0.59% [3]	1.35%	1.37%	1.23%	0.60%
Net investment income	0.07%	1.03%	0.87%	0.03%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$2,855	$3,153	$8,229	$7,763	$13,293

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, the Fund received a payment from an affiliate which had a 0.04% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.76% higher.
The accompanying notes are an integral part of these financial statements.

24  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Premier Class	2021	2020	2019	2018	2017 [1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.01	0.02	0.02	0.01	0.00 [2]
Net realized gains (losses) on investments	(0.00) [3]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Total from investment operations	0.01	0.02	0.02	0.01	0.00 [2]
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.02)	(0.01)	(0.00) [2]
Net realized gains	(0.00) [2]	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.01) [2]	(0.02)	(0.02)	(0.01)	(0.00) [2]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return[4]	0.54%	2.20%	2.03%	1.09%	0.36%
Ratios to average net assets (annualized)
Gross expenses	0.29%	0.30%	0.33%	0.45%	0.45%
Net expenses	0.13% [5]	0.15%	0.20%	0.20%	0.20%
Net investment income	0.41%	1.99%	2.26%	1.08%	0.43%
Supplemental data
Net assets, end of period (000s omitted)	$4,452,436	$2,183,582	$295,962	$101	$100

[1]	For the period from March 31, 2016 (commencement of class operations) to January 31, 2017
[2]	Amount is less than $0.005.
[3]	Amount is more than $(0.005)
[4]	Returns for periods of less than one year are not annualized.
[5]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.07% higher.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	(0.00) [2]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	0.00 [1]
Net realized gains	(0.00) [1]	0.00	0.00	0.00	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	0.00 [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.31%	1.86%	1.72%	0.79%	0.11%
Ratios to average net assets (annualized)
Gross expenses	0.58%	0.60%	0.66%	0.74%	0.72%
Net expenses	0.36% [3]	0.50%	0.50%	0.50%	0.50%
Net investment income	0.31%	1.84%	1.71%	0.74%	0.05%
Supplemental data
Net assets, end of period (000s omitted)	$11,963	$12,038	$11,884	$11,910	$21,602

[1]	Amount is less than $0.005.
[2]	Amount is more than $(0.005)
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.12% higher.
The accompanying notes are an integral part of these financial statements.

26  |  Retail Money Market Funds

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Money Market Fund (the “Fund”) which is a diversified series of the Trust.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-

Retail Money Market Funds  |  27

Notes to financial statements
issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At January 31, 2021, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:
Paid-in capital	Total distributable earnings
$(78,029)	$78,029
As of January 31, 2021, the Fund had capital loss carryforwards which consisted of $565,788 in short-term capital losses.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

28  |  Retail Money Market Funds

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Certificates of deposit	$0	$ 907,000,000	$0	$ 907,000,000
Closed end municipal bond fund obligations	0	56,000,000	0	56,000,000
Commercial paper	0	2,942,048,771	0	2,942,048,771
Municipal obligations	0	816,391,938	0	816,391,938
Other instruments	0	33,379,375	0	33,379,375
Other notes	0	27,000,000	0	27,000,000
Repurchase agreements	0	181,275,000	0	181,275,000
Total assets	$0	$4,963,095,084	$0	$4,963,095,084
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.200%
Next $5 billion	0.190
Over $10 billion	0.180
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.
Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee

Retail Money Market Funds  |  29

Notes to financial statements
from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A, an affiliate of Funds Management and wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.0025% and declining to 0.0005% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Class C	0.22
Premier Class	0.08
Service Class	0.12
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Class C	1.35
Premier Class	0.20
Service Class	0.50
Distribution fee
The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.
In addition, Funds Distributor is entitled to receive the contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class C shares for the year ended January 31, 2021.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

30  |  Retail Money Market Funds

Notes to financial statements
Other transactions
On August 14, 2020, Class C of the Fund was reimbursed by Funds Management in the amount of $1,222. The reimbursement was made in connection with resolving certain fee reimbursements.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $17,433,824 and $26,833,839 of ordinary income for the years ended January 31, 2021 and January 31, 2020, respectively.
As of January 31, 2021, distributable earnings on a tax basis consisted of $565,788 in capital loss carryover.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

Retail Money Market Funds  |  31

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

32  |  Retail Money Market Funds

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2021, $11,559,202 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $16,052 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, 2.10% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 99.90% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

Retail Money Market Funds  |  33

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

34  |  Retail Money Market Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Retail Money Market Funds  |  35

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

36  |  Retail Money Market Funds

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00356 03-22
A306/AR306 01-21

Annual Report
January 31, 2021
Institutional Money Market Funds
■	Wells Fargo Municipal Cash Management Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Institutional Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Municipal Cash Management Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Institutional Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Institutional Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Institutional Money Market Funds

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Performance highlights (unaudited)
Investment objective
The Fund seeks current income exempt from regular federal income tax, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
James Randazzo
Jeffrey L. Weaver, CFA®‡
Average annual total returns (%) as of January 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Administrator Class(WUCXX)[3]	7-9-2010	0.33*	0.79	0.41	0.43	0.30
Institutional Class (EMMXX)	11-20-1996	0.38	0.88	0.46	0.31	0.20
Service Class (EISXX)	11-25-1996	0.44	0.70	0.36	0.60	0.45
* Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.
Yield summary (%) as of January 31, 20212
	Administrator Class	Institutional Class	Service Class
7-day current yield	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For floating NAV money market funds: You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Institutional Money Market Funds

Performance highlights (unaudited)
Revenue source as of January 31, 2021[4]
Effective maturity distribution as of January 31, 2021[4]

Weighted average maturity as of January 31, 2021[5]
13 days

Weighted average life as of January 31, 2021[6]
14 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.30% for Administrator Class, 0.20% for Institutional Class, and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.31%, -0.20%, and -0.49% for Administrator Class, Institutional Class, and Service Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and has not been adjusted to include the higher expenses applicable to the Administrator Class shares. If these expenses had been included, returns for the Administrator Class shares would be lower.
[4]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.
[7]	The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.
[8]	Variable Rate Demand Notes (VRDNs) are debt securities commonly held within the Wells Fargo Money Market Funds. Like all bonds, VRDN values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes can be sudden and unpredictable. In addition to credit and interest rate risk, VRDNs are subject to municipal securities risk.

Institutional Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The dominant story of the 12-month period was COVID-19 and the devastating global economic and health crises it created. The municipal money market sector experienced its fair share of volatility as broader markets gyrated in response to rapidly evolving medical and economic policy protocols. Through it all, the municipal market once again demonstrated its resiliency and its ability to navigate challenging economic scenarios. The municipal money market space began the period on a relatively stable basis, with generally positive macroeconomic conditions and financial markets on solid footing. The SIFMA Index7 began the period at 0.94%, or 60% of 1-week London Interbank Offered Rate (LIBOR), as seasonal cash inflows reinvigorated demand for overnight and weekly VRDNs8 and tender option bonds (TOBs). Yields on high-grade paper in the one-year space began the period at roughly 0.95%, but they drifted lower as the quarter progressed.
However, the market tranquility came to an abrupt end as financial markets realized the seriousness of the pandemic in March. As the month progressed, the financial markets began to experience severe bouts of stress with equity and bond markets selling off sharply, while prime and municipal money market funds contended with elevated levels of redemptions. In the municipal money market space, the SIFMA Index eventually spiked to a multiyear high of 5.20% as money market and bond funds sold VRDNs and TOBs to meet redemption requests. Further out on the curve, yields on high-grade one-year paper rose from 0.94% at the end of February to 2.15% by mid-March.
With the prospect of devastating economic losses as a result of travel restrictions and mandatory lockdowns becoming a reality, legislators and policymakers were forced to act boldly to provide support to both Main Street and Wall Street. The municipal space was supported significantly by three important programs: the Coronavirus Aid, Relief, and Economic Security (CARES) Act, the Money Market Mutual Fund Liquidity Facility (MMLF), and the Municipal Liquidity Facility. Combined, these programs provided much-needed financial support to hard-hit state and local governments as well as essential municipal sectors such as transportation and health care.
The CARES Act consisted of a $2.2 trillion economic stimulus package that, among other things, included $175 billion in COVID-19-related aid to hospitals and $150 billion in aid to state and local governments. The MMLF was established and eventually broadened to include municipal money market funds as well as certain high-grade short-term municipal securities to be used as collateral for loans to fund providers to meet investor redemptions. Finally, the Municipal Liquidity Facility was designed to help state and local governments manage short-term cash flow pressures by authorizing the U.S. Federal Reserve (Fed) to directly purchase up to $500 billion of short-term notes from eligible municipal issuers.
The overwhelming policy response quickly led to stabilization across the financial markets. In the municipal money market space, the SIFMA Index rapidly normalized over the following weeks, falling to 0.22% by the end of April. Similarly, yields on one-year high-grade paper were cut in half, falling to 0.80%. As the year progressed, rates in the municipal money market space continued to compress, with the SIFMA Index ending the period at 0.04%. One-year paper finished the period at 0.15%.
While the second half of the year was much calmer, the money market space was once again forced to contend with low absolute levels on benchmarks due to the Fed’s reinstatement of its zero-interest-rate policy. Yields on tax-exempt paper continued to grind lower despite consistent outflows from municipal money market funds. Demand for high-quality short-term municipals remained strong as municipal bond funds and crossover investors remained active in the space. According to Crane Data, municipal money market funds experienced consistent outflows and ended the period at $114 billion in total assets, down from $141 billion a year earlier. With absolute levels on money market funds falling to next to zero, investors increasingly extended investment horizons in order to generate investment income.
As always, we continued to emphasize portfolio liquidity by targeting our purchases primarily in daily and weekly VRDNs and TOBs throughout the period. This strategy is designed to ensure that we maintain high degrees of weekly liquidity while insulating fund net asset values during times of volatility. Accordingly, our funds were well positioned to navigate the market disruptions in March. Our high degrees of liquidity allowed us to comfortably handle investor cash flows while capitalizing on elevated rates during the most stressful market conditions. As market conditions stabilized, we opportunistically added exposure to fixed-rate paper and extended portfolio weighted average maturities to take advantage of elevated levels of supply in the municipal commercial paper and note markets.
Please see footnotes on page 7.

8  |  Institutional Money Market Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Administrator Class
Actual	$1,000.00	$ 999.95	$0.85	0.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87	0.17%
Institutional Class
Actual	$1,000.00	$1,000.18	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
Service Class
Actual	$1,000.00	$1,001.35	$0.86	0.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.28	$0.87	0.17%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Institutional Money Market Funds  |  9

Portfolio of investments—January 31, 2021

	Principal	Value
Closed end municipal bond fund obligations: 1.83%
Nuveen AMT Free Municipal Credit Income Fund MuniFund Preferred Shares Series B (40 shares) 0.25% 144Aø	$ 4,000,000	$ 4,000,000
Nuveen California AMT-Free Quality Municipal Income Fund MuniFund Preferred Shares Series A (30 shares) 0.22% 144Aø	3,000,000	3,000,000
Total Closed end municipal bond fund obligations (Cost $7,000,000)		7,000,000

	Interest rate	Maturity date
Municipal obligations: 88.09%
Arizona: 1.95%
Variable rate demand notes ø: 1.95%
Maricopa County AZ IDA Solid Waste Disposal Series 2006 (Resource recovery revenue, Farm Credit Services America LOC)	0.10%	8-1-2026	2,500,000	2,500,000
Pinal County AZ IDA Shamrock Farms Project (Resource recovery revenue, Farm Credit Services America LOC)	0.13	8-1-2022	3,700,000	3,700,000
Pinal County AZ IDA Solid Waste Disposal Feenstra Investments LLC Project Series 2002 (Resource recovery revenue, Farm Credit Services America LOC)	0.13	8-1-2027	1,250,000	1,250,000
				7,450,000
California: 5.94%
Other municipal debt : 0.66%
Los Angeles CA Department of Airports Series A-3 (Airport revenue)	0.12	5-5-2021	1,000,000	1,000,053
Los Angeles CA Tax & Revenue Anticipation Notes (GO revenue)	4.00	6-24-2021	500,000	507,803
Los Angeles CA Tax & Revenue Anticipation Notes Series A (GO revenue)	4.00	6-30-2021	500,000	508,067
Napa Valley CA Unified School District Tax & Revenue Anticipation Notes (GO revenue)	4.00	2-26-2021	500,000	501,338
				2,517,261
Variable rate demand notes ø: 5.28%
California CDA Penny Lane Center Project (Health revenue, U.S. Bank NA LOC)	0.02	9-1-2038	5,400,000	5,400,000
California Series A (GO revenue, State Street Bank & Trust Company LOC)	0.01	5-1-2048	10,000,000	10,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9012 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.24	10-1-2036	4,485,000	4,485,000
Modesto CA MFHR Live Oak Apartments Project (Tax revenue, FNMA Insured, FNMA LIQ)	0.15	9-15-2024	350,000	350,000
				20,235,000
The accompanying notes are an integral part of these financial statements.

10  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Colorado: 2.13%
Other municipal debt : 0.40%
Colorado Education Loan Program Series 2020B (Miscellaneous revenue)	4.00%	6-29-2021	$ 1,000,000	$ 1,016,151
Colorado General Fund Tax & Revenue Anticipation Notes (GO revenue)	4.00	6-25-2021	500,000	507,857
				1,524,008
Variable rate demand notes ø: 1.73%
Colorado Health Facilities Authority Revenue Children's Hospital Series 2020A (Health revenue, TD Bank NA LOC)	0.01	12-1-2052	5,500,000	5,500,000
Colorado Springs CO Utilities System Improvement Bonds Series 2008A (Utilities revenue, U.S. Bank NA SPA)	0.05	11-1-2038	1,135,000	1,135,000
				6,635,000
Connecticut: 0.79%
Other municipal debt : 0.79%
New London CT BAN (GO revenue)	1.50	3-18-2021	3,000,000	3,004,928
District of Columbia: 1.04%
Variable rate demand notes ø: 1.04%
District of Columbia Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0621 (Water & sewer revenue, Royal Bank of Canada LIQ) 144A	0.07	4-1-2026	4,000,000	4,000,000
Florida: 6.33%
Other municipal debt : 0.39%
Florida Local Government Finance Commission Pooled Loan Program Series A-1 (Miscellaneous revenue)	0.12	3-1-2021	1,000,000	1,000,051
Miami-Dade County FL School District Tax Anticipation Note (GO revenue)	2.00	2-25-2021	500,000	500,643
				1,500,694
Variable rate demand notes ø: 5.94%
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-TX1073 (Housing revenue, GNMA/FNMA/FHLMC Insured, Barclays Bank plc LIQ) 144A	0.09	7-1-2037	6,735,000	6,735,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0173 (Health revenue, Credit Suisse LIQ) 144A	0.10	10-1-2025	10,000,000	10,000,000
Highlands County FL Health Facilities Authority Adventist Health System Series I5 (Health revenue)	0.04	11-15-2035	1,000,000	1,000,000
St. Lucie County FL Power & Light Company (Industrial development revenue)	0.02	9-1-2028	5,000,000	5,000,000
				22,735,000
Idaho: 0.18%
Other municipal debt : 0.13%
Idaho Health Facilities Authority Hospital Trinity Health Credit Group Series D (Health revenue)	0.22	12-1-2048	500,000	500,025
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  11

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø: 0.05%
Idaho Health Facilities Authority Revenue Bonds St. Luke's Health System Project Series 2018C (Health revenue, U.S. Bank NA LOC)	0.01%	3-1-2048	$ 200,000	$ 200,000
Illinois: 9.04%
Variable rate demand notes ø: 9.04%
Chicago IL Enterprise Zone Gardner Gibson Project (Industrial development revenue, BMO Harris Bank NA LOC)	0.12	7-1-2033	1,780,000	1,780,000
Illinois Development Finance Authority Lyric Opera Chicago Project (Miscellaneous revenue, Northern Trust Company LOC)	0.05	12-1-2028	9,000,000	9,000,000
Illinois Finance Authority Bradley University Series B (Education revenue, PNC Bank NA LOC)	0.05	4-1-2038	5,000,000	5,000,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF0779 (Tax revenue, BAM Insured, TD Bank NA LIQ) 144A	0.09	1-1-2048	10,000,000	10,000,000
Lake County IL Multi-Family Housing (Housing revenue, FHLMC LIQ)	0.16	11-1-2034	4,515,000	4,515,000
Peoria County IL Caterpillar Incorporated Project (Industrial development revenue)	0.24	2-1-2030	4,300,000	4,300,000
				34,595,000
Indiana: 6.71%
Other municipal debt : 0.13%
Indiana Bond Bank Advanced Funding Program Notes Series A (Miscellaneous revenue)	2.00	1-10-2022	500,000	508,620
Variable rate demand notes ø: 6.58%
Indiana Certificate of Participation Clipper Tax-Exempt Certificate Trust Series 2009-34 (Tax revenue, State Street Bank & Trust Company LIQ)	0.08	7-1-2023	9,380,000	9,380,000
Indiana Finance Authority Duke Energy Indiana Incorporated Series 2009A-4 (Industrial development revenue, Sumitomo Mitsui Banking Corporation LOC)	0.04	12-1-2039	11,500,000	11,500,000
Jeffersonville IN Economic Development Eagle Steel Products Incorporated Project (Industrial development revenue, Bank of America NA LOC)	0.14	12-1-2027	2,280,000	2,280,000
Noblesville IN Greystone Apartments Project Series B (Housing revenue, FHLB LOC)	0.11	3-1-2041	1,325,000	1,325,000
St. Joseph County IN Midcorr Land Development LLC Project (Industrial development revenue, PNC Bank NA LOC)	0.08	10-1-2023	690,000	690,000
				25,175,000
Iowa: 1.59%
Variable rate demand notes ø: 1.59%
Iowa Finance Authority John Maassen & Sons Project (Industrial development revenue, Farm Credit Services America LOC)	0.12	11-1-2035	2,075,000	2,075,000
The accompanying notes are an integral part of these financial statements.

12  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Iowa Finance Authority Midwestern EDA CJ Bio-America Incorporated Project (Industrial development revenue, Korea Development Bank LOC)	0.14%	4-1-2022	$ 1,000,000	$ 1,000,000
Iowa Finance Authority Program Series E (Housing revenue, GNMA/FNMA/FHLMC Insured, TD Bank NA SPA)	0.04	7-1-2049	3,000,000	3,000,000
				6,075,000
Kentucky: 0.14%
Variable rate demand notes ø: 0.14%
Jefferson County KY Industrial Building Dant Growth LLC Project Series 2002 (Industrial development revenue, Stock Yards Bank & Trust LOC)	0.08	9-1-2022	550,000	550,000
Louisiana: 1.04%
Variable rate demand notes ø: 1.04%
Louisiana Local Government Environmental Facilities CDA Honeywell International Incorporated Project (Industrial development revenue)	0.24	12-1-2036	4,000,000	4,000,000
Massachusetts: 1.37%
Other municipal debt : 0.13%
Massachusetts Tax Anticipation Notes Series A (Tax revenue)	2.00	4-21-2021	500,000	502,099
Variable rate demand notes ø: 1.24%
Massachusetts Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2655 (Health revenue, Bank of America NA LIQ) 144A	0.06	7-1-2024	4,740,000	4,740,000
Michigan: 1.14%
Other municipal debt : 0.14%
Michigan Finance Authority State Aid Series A-2 (Miscellaneous revenue, JPMorgan Chase & Company LOC)	4.00	8-20-2021	500,000	510,717
Variable rate demand notes ø: 1.00%
Michigan Tender Option Bond Trust Receipts/Certificates Series 2018-ZM0614 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.19	11-1-2028	3,835,000	3,835,000
Minnesota: 3.88%
Variable rate demand notes ø: 3.88%
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing revenue, FNMA LOC, FNMA LIQ)	0.13	8-15-2038	720,000	720,000
JPMorgan Chase Puttable Tax-Exempt Receipts Trust Series 5027 (GO revenue, JPMorgan Chase & Company LIQ) 144A	0.22	6-1-2021	10,000,000	10,000,000
Minnesota Tender Option Bond Trust Receipts/Certificates Series 2018-XF2760 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.24	11-1-2037	4,140,000	4,140,000
				14,860,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  13

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Missouri: 0.18%
Variable rate demand notes ø: 0.18%
St. Charles County MO IDA Kuenz Heating & Sheet Metal Series 2001 (Industrial development revenue, U.S. Bank NA LOC)	0.27%	4-1-2026	$ 690,000	$ 690,000
New Hampshire: 1.31%
Variable rate demand notes ø: 1.31%
New Hampshire Finance Authority Lonza Biologics Incorporated (Industrial development revenue, Landesbank Hessen-Thüringen LOC)	0.09	9-1-2030	5,000,000	5,000,000
New Jersey: 2.09%
Variable rate demand notes ø: 2.09%
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0226 (Miscellaneous revenue, BHAC/National Insured, Bank of America NA LIQ) 144A	0.08	7-1-2026	5,000,000	5,000,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2020-ZF1206 (Transportation revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.07	11-1-2028	3,000,000	3,000,000
				8,000,000
New York: 14.66%
Other municipal debt : 2.24%
Erie County NY Revenue Anticipation Notes (GO revenue)	3.00	6-24-2021	500,000	505,294
New York Dormitory Authority Personal Income Tax Revenue Series B (Tax revenue)	5.00	3-31-2021	1,000,000	1,008,180
Westchester County NY Tax Anticipation Notes Series A (GO revenue)	1.00	5-26-2021	2,000,000	2,005,747
Westchester County NY Tax Anticipation Notes Series B (GO revenue)	2.00	10-18-2021	5,000,000	5,066,692
				8,585,913
Variable rate demand notes ø: 12.42%
New York Dormitory Authority Catholic Health Systems Obligated Group Revenue Bond Series 2019B (Health revenue, Manufacturers & Traders LOC)	0.09	7-1-2048	9,925,000	9,925,000
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2012A-2 (Transportation revenue, Bank of Montreal LOC)	0.06	11-15-2041	10,000,000	10,000,000
New York NY Subordinated Bond (Health revenue, TD Bank NA LOC)	0.04	2-15-2031	2,000,000	2,000,000
New York NY Subordinated Bond Series G6 (GO revenue, Mizuho Bank Limited LOC)	0.01	4-1-2042	9,700,000	9,700,000
New York NY Suboridnated Bond Series F5 (GO revenue, Barclays Bank plc SPA)	0.01	6-1-2044	5,500,000	5,500,000
New York NY Transitional Finance Authority Future Tax Secured Tax-Exempt Bond Fiscal 2015 Subordinate Bonds Series A-3 (Tax revenue, Mizuho Bank Limited SPA)	0.01	8-1-2043	4,890,000	4,890,000
New York NY Trust Series 2014 B2 (Miscellaneous revenue)	0.22	4-1-2044	500,000	500,000
The accompanying notes are an integral part of these financial statements.

14  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Tender Option Bond Trust Receipts/Floater Certificates (Airport revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.06%	7-15-2028	$ 2,500,000	$ 2,500,000
Triborough NY Bridge & Tunnel Authority Subordinated Bond series B2 (Transportation revenue, State Street Bank & Trust Company LOC)	0.05	1-1-2032	2,500,000	2,500,000
				47,515,000
North Carolina: 4.64%
Variable rate demand notes ø: 4.64%
Charlotte Mecklenburg Hospital Authority Atrium Health Series H (Health revenue, JPMorgan Chase & Company SPA)	0.01	1-15-2048	1,970,000	1,970,000
North Carolina Educational Facilities Duke University Project Series A (Education revenue)	0.02	6-1-2027	7,040,000	7,040,000
North Carolina Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF2490 (Airport revenue, Barclays Bank plc LIQ) 144A	0.07	7-1-2042	7,500,000	7,500,000
Rockingham County NC Industrial Facilities & PCFA Innofa USA Project Series 2007 (Industrial development revenue, Truist Bank LOC)	0.17	1-1-2027	1,250,000	1,250,000
				17,760,000
Ohio: 0.47%
Variable rate demand notes ø: 0.47%
Franklin County OH Trinity Health Group (Health revenue)	0.22	12-1-2046	1,350,000	1,350,068
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XX1133 (Health revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08	11-15-2042	465,000	465,000
				1,815,068
Oregon: 0.78%
Variable rate demand notes ø: 0.78%
Oregon Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0814 (Education revenue, Royal Bank of Canada LIQ) 144A	0.07	1-1-2028	2,700,000	2,700,000
Portland OR Portland International Airport Series 18-A (Airport revenue, Bank of China LOC)	0.08	7-1-2026	300,000	300,000
				3,000,000
Pennsylvania: 4.47%
Other municipal debt : 0.13%
Philadelphia PA School District AMT Series A (Tax revenue)	4.00	6-30-2021	500,000	508,088
Variable rate demand notes ø: 4.34%
Bucks County PA IDA Grand View Hospital Series A (Health revenue, TD Bank NA LOC)	0.04	7-1-2034	6,155,000	6,155,000
Butler County PA General Authority Hampton Township School District Project Series 2007 (Miscellaneous revenue, AGM Insured, PNC Bank NA SPA)	0.09	9-1-2027	1,000,000	1,000,000
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  15

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Mizuho Floater/Residual Trust Tender Option Bond (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.34%	11-1-2034	$ 530,000	$ 530,000
Pennsylvania EDFA Series D-7 (Industrial development revenue, PNC Bank NA LOC)	0.08	8-1-2022	300,000	300,000
Philadelphia PA Refunding Bond Series B (GO revenue, Barclays Bank plc LOC)	0.03	8-1-2031	6,000,000	6,000,000
Westmoreland County PA Municipal Authority Service Series 2016 Tender Option Bond Trust Receipts/Floater Certificates Series 2017-ZF0539 (Water & sewer revenue, BAM Insured, TD Bank NA LIQ) 144A	0.19	8-15-2038	2,615,000	2,615,000
				16,600,000
South Carolina: 0.16%
Other municipal debt : 0.16%
South Carolina Public Service Authority Tax Exempt Notes Series A (Tax revenue)	0.13	3-4-2021	600,000	600,011
Tennessee: 4.18%
Variable rate demand notes ø: 4.18%
Sevier County TN Public Building Authority Local Government Public Improvement Series V1-K1 (Miscellaneous revenue, U.S. Bank NA SPA)	0.01	6-1-2034	11,000,000	11,000,000
Shelby County TN Health Educational & Housing Facilities Board Methodist Le Bonheur Series B (Health revenue, AGM Insured, U.S. Bank NA SPA)	0.01	6-1-2042	5,000,000	5,000,000
				16,000,000
Texas: 4.44%
Other municipal debt : 1.98%
Texas Tax Anticipation Notes (GO revenue)	4.00	8-26-2021	500,000	511,156
University of Texas Series A (Education revenue)	0.08	2-19-2021	2,000,000	2,000,035
University of Texas Series A (Education revenue)	0.12	3-1-2021	5,050,000	5,050,300
				7,561,491
Variable rate demand notes ø: 2.46%
Dallam County TX Industrial Development Corporation Dalhart Jersey Ranch Incorporated Series 2008 (Resource recovery revenue)	0.12	8-1-2039	940,000	940,000
Mizuho Floater/Residual Trust Tender Option Bond Series 2019-MIZ9010 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.24	4-1-2034	3,000,000	3,000,000
Port Arthur TX Navigation District Jefferson County Total Petrochemicals USA Incorporated Project Series 2003-C (Industrial development revenue)	0.11	4-1-2027	3,000,000	3,000,000
Texas A&M University Series B (Education revenue)	0.20	3-3-2021	1,000,000	1,000,090
Texas Veterans Bond (GO revenue, FHLB SPA)	0.07	12-1-2051	1,000,000	1,000,000
Texas Veterans Bond Series B (GO revenue, FHLB SPA)	0.04	6-1-2046	490,000	490,000
				9,430,090
The accompanying notes are an integral part of these financial statements.

16  |  Institutional Money Market Funds

Portfolio of investments—January 31, 2021

		Interest rate	Maturity date	Principal	Value
Virginia: 1.46%
Variable rate demand notes ø: 1.46%
Chesterfield County VA IDA Super Radiator Coils Project Series A (Industrial development revenue, BMO Harris Bank NA LOC)		0.12%	4-1-2026	$ 550,000	$ 550,000
Mizuho Floater/Residual Trust Tender Option Bond Series 2020-MIZ9025 (Health revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A		0.12	11-1-2035	3,000,000	3,000,000
Virginia MFHR Series M-031 Class A (Housing revenue, FHLMC LIQ) 144A		0.07	12-15-2045	2,040,000	2,040,000
					5,590,000
Washington: 2.19%
Variable rate demand notes ø: 2.19%
Eclipse Funding Trust (Water & sewer revenue, U.S. Bank NA LIQ) 144A		0.04	7-1-2042	4,465,000	4,465,000
Washington Finance Authority Smith Brothers Farms Incorporated Series 2001 (Industrial development revenue, Northwest Farm Credit LOC)		0.12	9-1-2021	875,000	875,000
Washington Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0424 (Health revenue, JPMorgan Chase & Company LIQ) 144A		0.14	2-1-2021	2,815,000	2,815,000
Yakima County WA Solid Waste Disposal George Deruyter & Son Project Series 2006 (Resource recovery revenue, Northwest Farm Credit LOC)		0.12	8-1-2026	210,000	210,000
					8,365,000
Wisconsin: 3.79%
Variable rate demand notes ø: 3.79%
University of Wisconsin Hospitals and Clinics Authority Revenue Various Refunding Bond Series C (Health revenue, BMO Harris Bank NA SPA)		0.01	4-1-2048	5,500,000	5,500,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2823 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A		0.24	1-1-2026	9,000,000	9,000,000
					14,500,000
Total Municipal obligations (Cost $337,165,548)					337,174,013
Repurchase agreements^^: 10.27%
MUFG Securities Canada Limited, dated 1-29-2021, maturity value $39,300,131		0.04	2-1-2021	39,300,000	39,300,000
Total Repurchase agreements (Cost $39,300,000)					39,300,000
Total investments in securities (Cost $383,465,548)	100.19%				383,474,013
Other assets and liabilities, net	(0.19)				(718,708)
Total net assets	100.00%				$382,755,305

The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  17

Portfolio of investments—January 31, 2021
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
^^	Collateralized by U.S. government securities, 0.25% to 6.38%, 1-31-2023 to 2-15-2050, fair value including accrued interest is $40,086,002.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
CDA	Community Development Authority
EDA	Economic Development Authority
EDFA	Economic Development Finance Authority
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General obligation
IDA	Industrial Development Authority
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
PCFA	Pollution Control Financing Authority
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

18  |  Institutional Money Market Funds

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at value (cost $344,165,548)	$ 344,174,013
Investments in repurchase agreements, at value (cost $39,300,000)	39,300,000
Cash	320,537
Receivable for investments sold	628,000
Receivable for interest	219,479
Receivable from manager	20,712
Prepaid expenses and other assets	26,095
Total assets	384,688,836
Liabilities
Payable for investments purchased	1,850,000
Administration fees payable	24,492
Trustees’ fees and expenses payable	1,707
Payable for Fund shares redeemed	50
Dividends payable	40
Accrued expenses and other liabilities	57,242
Total liabilities	1,933,531
Total net assets	$382,755,305
Net assets consist of
Paid-in capital	$ 382,784,208
Total distributable loss	(28,903)
Total net assets	$382,755,305
Computation of net asset value per share
Net assets – Administrator Class	$ 1,276,880
Shares outstanding – Administrator Class[1]	1,276,427
Net asset value per share – Administrator Class	$1.0004
Net assets – Institutional Class	$ 363,005,972
Shares outstanding – Institutional Class[1]	362,899,831
Net asset value per share – Institutional Class	$1.0003
Net assets – Service Class	$ 18,472,453
Shares outstanding – Service Class[1]	18,442,772
Net asset value per share – Service Class	$1.0016
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  19

Statement of operations—year ended January 31, 2021

Investment income
Interest	$1,356,671
Expenses
Management fee	348,407
Administration fees
Administrator Class	1,416
Institutional Class	170,558
Service Class	21,190
Shareholder servicing fees
Administrator Class	1,410
Service Class	44,145
Custody and accounting fees	53,038
Professional fees	41,932
Registration fees	41,847
Shareholder report expenses	25,013
Trustees’ fees and expenses	19,822
Other fees and expenses	38,474
Total expenses	807,252
Less: Fee waivers and/or expense reimbursements
Fund-level	(294,456)
Administrator Class	(1,424)
Institutional Class	(42,874)
Service Class	(42,614)
Net expenses	425,884
Net investment income	930,787
Payment from affiliate	23,941
Realized and unrealized gains (losses) on investments
Net realized gains on investments	13,933
Net change in unrealized gains (losses) on investments	7,474
Net realized and unrealized gains (losses) on investments	21,407
Net increase in net assets resulting from operations	976,135
The accompanying notes are an integral part of these financial statements.

20  |  Institutional Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 930,787		$ 3,789,568
Payment from affiliate		23,941		0
Net realized gains on investments		13,933		71,923
Net change in unrealized gains (losses) on investments		7,474		991
Net increase in net assets resulting from operations		976,135		3,862,482
Distributions to shareholders from
Net investment income and net realized gains
Administrator Class		(6,478)		(77,076)
Institutional Class		(876,650)		(3,595,687)
Service Class		(48,046)		(190,180)
Total distributions to shareholders		(931,174)		(3,682,943)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Administrator Class	72,277	72,278	1,285,229	1,286,000
Institutional Class	5,084,691,969	5,085,947,624	4,876,264,698	4,879,042,051
Service Class	5,008,803	5,011,070	8,258,192	8,262,648
		5,091,030,972		4,888,590,699
Reinvestment of distributions
Administrator Class	6,231	6,233	74,357	74,399
Institutional Class	877,979	878,148	3,580,990	3,583,043
Service Class	36,323	36,333	138,321	138,396
		920,714		3,795,838
Payment for shares redeemed
Administrator Class	(1,039,021)	(1,039,036)	(5,433,717)	(5,436,590)
Institutional Class	(4,946,833,721)	(4,948,088,247)	(4,821,641,033)	(4,824,401,081)
Service Class	(1,851,875)	(1,853,409)	(12,141,730)	(12,147,898)
		(4,950,980,692)		(4,841,985,569)
Net increase in net assets resulting from capital share transactions		140,970,994		50,400,968
Total increase in net assets		141,015,955		50,400,507
Net assets
Beginning of period		241,739,350		191,338,843
End of period		$ 382,755,305		$ 241,739,350
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  21

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0004	$1.0003	$1.0010	$1.0005	$1.0000
Net investment income	0.0033	0.0124	0.0125	0.0069	0.0031
Net realized and unrealized gains (losses) on investments	0.0001	0.0005	(0.0001)	0.0005	0.0008
Total from investment operations	0.0034	0.0129	0.0124	0.0074	0.0039
Distributions to shareholders from
Net investment income	(0.0034)	(0.0125)	(0.0124)	(0.0069)	(0.0030)
Net realized gains	(0.0000) [1]	(0.0003)	(0.0007)	(0.0000) [1]	(0.0004)
Total distributions to shareholders	(0.0034)	(0.0128)	(0.0131)	(0.0069)	(0.0034)
Net asset value, end of period	$1.0004	$1.0004	$1.0003	$1.0010	$1.0005
Total return	0.34%	1.29%	1.25%	0.74%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.43%	0.44%	0.41%	0.39%
Net expenses	0.23% [2]	0.30%	0.30%	0.30%	0.27%
Net investment income	0.46%	1.28%	1.25%	0.68%	0.29%
Supplemental data
Net assets, end of period (000s omitted)	$1,277	$2,238	$6,313	$3,247	$3,223

[1]	Amount is less than $0.00005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.06% higher.
The accompanying notes are an integral part of these financial statements.

22  |  Institutional Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0004	$1.0004	$1.0011	$1.0005	$1.0000
Net investment income	0.0040	0.0137	0.0133 [1]	0.0080	0.0035
Net realized and unrealized gains (losses) on investments	(0.0003)	0.0001	0.0001	0.0005	0.0012
Total from investment operations	0.0037	0.0138	0.0134	0.0085	0.0047
Distributions to shareholders from
Net investment income	(0.0038)	(0.0135)	(0.0134)	(0.0079)	(0.0038)
Net realized gains	(0.0000) [2]	(0.0003)	(0.0007)	(0.0000) [2]	(0.0004)
Total distributions to shareholders	(0.0038)	(0.0138)	(0.0141)	(0.0079)	(0.0042)
Net asset value, end of period	$1.0003	$1.0004	$1.0004	$1.0011	$1.0005
Total return	0.38%	1.38%	1.35%	0.85%	0.44%
Ratios to average net assets (annualized)
Gross expenses	0.32%	0.31%	0.31%	0.29%	0.26%
Net expenses	0.18% [3]	0.20%	0.20%	0.20%	0.18%
Net investment income	0.41%	1.34%	1.32%	0.79%	0.27%
Supplemental data
Net assets, end of period (000s omitted)	$363,006	$224,247	$166,024	$336,215	$262,511

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.00005.
[3]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.02% higher.
The accompanying notes are an integral part of these financial statements.

Institutional Money Market Funds  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.0003	$1.0004	$1.0010	$1.0005	$1.0000
Net investment income	0.0024	0.0110 [1]	0.0109 [1]	0.0059	0.0037
Payment from affiliate	0.0013	0.0000	0.0000	0.0000	0.0000
Net realized and unrealized gains (losses) on investments	0.0006	0.0002	0.0001	0.0000	(0.0010)
Total from investment operations	0.0043	0.0112	0.0110	0.0059	0.0027
Distributions to shareholders from
Net investment income	(0.0030)	(0.0110)	(0.0109)	(0.0054)	(0.0018)
Net realized gains	(0.0000) [2]	(0.0003)	(0.0007)	(0.0000) [2]	(0.0004)
Total distributions to shareholders	(0.0030)	(0.0113)	(0.0116)	(0.0054)	(0.0022)
Net asset value, end of period	$1.0016	$1.0003	$1.0004	$1.0010	$1.0005
Total return	0.44% [3]	1.12%	1.11%	0.59%	0.23%
Ratios to average net assets (annualized)
Gross expenses	0.62%	0.60%	0.61%	0.58%	0.49%
Net expenses	0.26% [4]	0.45%	0.45%	0.45%	0.35%
Net investment income	0.27%	1.09%	1.09%	0.53%	0.09%
Supplemental data
Net assets, end of period (000s omitted)	$18,472	$15,255	$19,001	$19,355	$23,962

[1]	Calculated based upon average shares outstanding
[2]	Amount is less than $0.00005.
[3]	During the year ended January 31, 2021, the Fund received a payment from an affiliate which had a 0.13% impact on the total return. See Note 4 in the Notes to Financial Statements for additional information.
[4]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.19% higher.
The accompanying notes are an integral part of these financial statements.

24  |  Institutional Money Market Funds

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Municipal Cash Management Money Market Fund (the “Fund”) which is a diversified series of the Trust.
The Fund operates as an institutional non-government money market fund. As an institutional non-government money market fund, shareholders will transact at a floating net asset value (NAV) rounded to four decimal places in accordance with the valuation policies below.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.

Institutional Money Market Funds  |  25

Notes to financial statements
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the aggregate cost of all investments for federal income tax purposes was $383,465,548 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$8,465
Gross unrealized losses	0
Net unrealized gains	$8,465
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

26  |  Institutional Money Market Funds

Notes to financial statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$0	$ 7,000,000	$0	$ 7,000,000
Municipal obligations	0	337,174,013	0	337,174,013
Repurchase agreements	0	39,300,000	0	39,300,000
Total assets	$0	$383,474,013	$0	$383,474,013
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.

Institutional Money Market Funds  |  27

Notes to financial statements
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Administrator Class	0.10%
Institutional Class	0.08
Service Class	0.12
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Administrator Class	0.30%
Institutional Class	0.20
Service Class	0.45
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Service Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $744,595,000, $736,270,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended January 31, 2021.
Other transactions
On August 14, 2020, Service Class of the Fund was reimbursed by Funds Management in the amount of $23,941. The reimbursement was made in connection with resolving certain fee reimbursements.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended January 31, 2021 and January 31, 2020 were as follows:
	Year ended January 31
	2021	2020
Ordinary income	$ 32,248	$ 539,047
Tax-exempt income	898,926	3,323,896

28  |  Institutional Money Market Funds

Notes to financial statements
As of January 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	Undistributed tax-exempt income	Unrealized gains
$13,862	$57,155	$8,465
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

Institutional Money Market Funds  |  29

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Municipal Cash Management Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

30  |  Institutional Money Market Funds

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2021, $31,328 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $385 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2021.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 98.81% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

Institutional Money Market Funds  |  31

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

32  |  Institutional Money Market Funds

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Institutional Money Market Funds  |  33

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Institutional Money Market Funds

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00360 03-22
A307/AR307 01-21

Annual Report
January 31, 2021
Retail Money Market Funds
■	Wells Fargo National Tax-Free Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Retail Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo National Tax-Free Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Retail Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Retail Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Retail Money Market Funds

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Performance highlights (unaudited)
Investment objective
The Fund seeks current income exempt from federal income tax, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
James Randazzo, FRM
Jeffrey L. Weaver, CFA®‡
Average annual total returns (%) as of January 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (NWMXX)	7-28-2003	0.27	0.51	0.27	0.66	0.60
Administrator Class (WNTXX)	4-8-2005	0.35	0.76	0.39	0.39	0.30
Premier Class (WFNXX)	11-8-1999	0.40	0.85	0.44	0.27	0.20
Service Class (MMIXX)	8-3-1993	0.30	0.64	0.33	0.56	0.45
Yield summary (%) as of January 31, 20212
	Class A	Administrator Class	Premier Class	Service Class
7-day current yield	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For retail money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Retail Money Market Funds

Performance highlights (unaudited)
Revenue source as of January 31, 2021[3]
Effective maturity distribution as of January 31, 2021[3]

Weighted average maturity as of January 31, 2021[4]
39 days

Weighted average life as of January 31, 2021[5]
43 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.30% for Administrator Class, 0.20% for Premier Class, and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.43%, -0.17%, -0.07%, and -0.35% for Class A, Administrator Class, Premier Class, and Service Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[4]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[5]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.
[6]	The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index (SIFMA Index) is a seven-day high-grade market index composed of tax-exempt variable-rate demand obligations with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA’s Municipal Swap Index Committee. You cannot invest directly in an index.
[7]	Variable Rate Demand Notes (VRDNs) are debt securities commonly held within the Wells Fargo Money Market Funds. Like all bonds, VRDN values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes can be sudden and unpredictable. In addition to credit and interest rate risk, VRDNs are subject to municipal securities risk.

Retail Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The dominant story of the 12-month period was COVID-19 and the devastating global economic and health crises it created. The municipal money market sector experienced its fair share of volatility as broader markets gyrated in response to rapidly evolving medical and economic policy protocols. Through it all, the municipal market once again demonstrated its resiliency and its ability to navigate challenging economic scenarios. The municipal money market space began the period on a relatively stable basis, with generally positive macroeconomic conditions and financial markets on solid footing. The SIFMA Index6 began the period at 0.94%, or 60% of 1-week London Interbank Offered Rate (LIBOR), as seasonal cash inflows reinvigorated demand for overnight and weekly VRDNs7 and tender option bonds (TOBs). Yields on high-grade paper in the one-year space began the period at roughly 0.95%, but they drifted lower as the quarter progressed.
However, the market tranquility came to an abrupt end as financial markets realized the seriousness of the pandemic in March. As the month progressed, the financial markets began to experience severe bouts of stress with equity and bond markets selling off sharply, while prime and municipal money market funds contended with elevated levels of redemptions. In the municipal money market space, the SIFMA Index eventually spiked to a multiyear high of 5.20% as money market and bond funds sold VRDNs and TOBs to meet redemption requests. Further out on the curve, yields on high-grade one-year paper rose from 0.94% at the end of February to 2.15% by mid-March.
With the prospect of devastating economic losses as a result of travel restrictions and mandatory lockdowns becoming a reality, legislators and policymakers were forced to act boldly to provide support to both Main Street and Wall Street. The municipal space was supported significantly by three important programs: the Coronavirus Aid, Relief, and Economic Security (CARES) Act, the Money Market Mutual Fund Liquidity Facility (MMLF), and the Municipal Liquidity Facility. Combined, these programs provided much-needed financial support to hard-hit state and local governments as well as essential municipal sectors such as transportation and health care.
The CARES Act consisted of a $2.2 trillion economic stimulus package that, among other things, included $175 billion in COVID-19-related aid to hospitals and $150 billion in aid to state and local governments. The MMLF was established and eventually broadened to include municipal money market funds as well as certain high-grade short-term municipal securities to be used as collateral for loans to fund providers to meet investor redemptions. Finally, the Municipal Liquidity Facility was designed to help state and local governments manage short-term cash flow pressures by authorizing the U.S. Federal Reserve (Fed) to directly purchase up to $500 billion of short-term notes from eligible municipal issuers.
The overwhelming policy response quickly led to stabilization across the financial markets. In the municipal money market space, the SIFMA Index rapidly normalized over the following weeks, falling to 0.22% by the end of April. Similarly, yields on one-year high-grade paper were cut in half, falling to 0.80%. As the year progressed, rates in the municipal money market space continued to compress, with the SIFMA Index ending the period at 0.04%. One-year paper finished the period at 0.15%.
While the second half of the year was much calmer, the money market space was once again forced to contend with low absolute levels on benchmarks due to the Fed’s reinstatement of its zero-interest-rate policy. Yields on tax-exempt paper continued to grind lower despite consistent outflows from municipal money market funds. Demand for high-quality short-term municipals remained strong as municipal bond funds and crossover investors remained active in the space. According to Crane Data, municipal money market funds experienced consistent outflows and ended the period at $114 billion in total assets, down from $141 billion a year earlier. With absolute levels on money market funds falling to next to zero, investors increasingly extended investment horizons in order to generate investment income.
As always, we continued to emphasize portfolio liquidity by targeting our purchases primarily in daily and weekly VRDNs and TOBs throughout the period. This strategy is designed to ensure that we maintain high degrees of weekly liquidity while insulating fund net asset values during times of volatility. Accordingly, our funds were well positioned to navigate the market disruptions in March. Our high degrees of liquidity allowed us to comfortably handle investor cash flows while capitalizing on elevated rates during the most stressful market conditions. As market conditions stabilized, we opportunistically added exposure to fixed-rate paper and extended portfolio weighted average maturities to take advantage of elevated levels of supply in the municipal commercial paper and note markets.
Please see footnotes on page 7.

8  |  Retail Money Market Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.26	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.08	$1.07	0.21%
Administrator Class
Actual	$1,000.00	$1,000.26	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.08	$1.07	0.21%
Premier Class
Actual	$1,000.00	$1,000.35	$1.01	0.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.13	$1.02	0.20%
Service Class
Actual	$1,000.00	$1,000.26	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.08	$1.07	0.21%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Retail Money Market Funds  |  9

Portfolio of investments—January 31, 2021

	Principal	Value
Closed end municipal bond fund obligations: 1.13%
Nuveen AMT Free Quality Municipal Income Fund Preferred Shares Series C (100 shares) 0.10% 144Aø	$10,000,000	$ 10,000,000
Total Closed end municipal bond fund obligations (Cost $10,000,000)		10,000,000

	Interest rate	Maturity date
Municipal obligations: 99.11%
Alabama: 0.51%
Variable rate demand notes ø: 0.51%
Alabama Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0098 (Utilities revenue, Royal Bank of Canada LIQ) 144A	0.12%	12-1-2022	4,500,000	4,500,000
Arizona: 3.60%
Variable rate demand notes ø: 3.60%
Arizona Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2537 (Utilities revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08	12-1-2037	3,215,000	3,215,000
Arizona Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XF2862 (Education revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.24	12-15-2047	18,535,000	18,535,000
Mesa AZ Utility System Clipper Tax-Exempt Certificate Trust Series 2009-33 (Miscellaneous revenue, State Street Bank & Trust Company LIQ)	0.07	7-1-2024	10,055,000	10,055,000
				31,805,000
California: 11.43%
Other municipal debt : 5.24%
Los Angeles CA Department of Airports Series A-3 (Airport revenue)	0.12	5-5-2021	6,250,000	6,250,000
Los Angeles CA Tax & Revenue Anticipation Notes (GO revenue)	4.00	6-24-2021	14,500,000	14,709,388
Los Angeles CA Tax & Revenue Anticipation Notes Series A (GO revenue) ##	4.00	6-30-2021	19,500,000	19,795,133
Napa Valley CA Unified School District Tax & Revenue Anticipation Notes (GO revenue)	4.00	2-26-2021	5,500,000	5,513,879
				46,268,400
Variable rate demand notes ø: 6.19%
California Series A (GO revenue, State Street Bank & Trust Company LOC)	0.01	5-1-2048	8,500,000	8,500,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZF0179 (GO revenue, JPMorgan Chase & Company LIQ) 144A	0.08	8-1-2022	2,050,000	2,050,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2466 (GO revenue, BAM Insured, Citibank NA LIQ) 144A	0.08	8-1-2024	5,200,000	5,200,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0188 (GO revenue, Royal Bank of Canada LIQ) 144A	0.07	2-1-2026	1,600,000	1,600,000
The accompanying notes are an integral part of these financial statements.

10  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
California Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2830 (GO revenue, Mizuho Capital Markets LLC LIQ) 144A	0.24%	10-1-2034	$ 3,460,000	$ 3,460,000
California Tender Option Bond Trust Receipts/Floater Certificates Series 2020-YX1142 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.12	10-1-2049	1,555,000	1,555,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2019-MIZ9002 (Tax revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.24	3-1-2021	17,000,000	17,000,000
Mizuho Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9012 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A	0.24	10-1-2036	6,081,000	6,081,000
San Diego CA Multifamily Housing Revenue Bonds Series G-1 (Housing revenue)	0.22	12-1-2021	6,750,000	6,750,000
San Joaquin CA Delta Community College Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZF0180 (GO revenue, JPMorgan Chase & Company LIQ) 144A	0.08	8-1-2022	2,415,000	2,415,000
				54,611,000
Colorado: 4.04%
Other municipal debt : 2.13%
Colorado Education Loan Program Series 2020B (Miscellaneous revenue)	4.00	6-29-2021	14,000,000	14,224,513
Colorado General Fund Tax & Revenue Anticipation Notes (GO revenue)	4.00	6-25-2021	4,500,000	4,567,789
				18,792,302
Variable rate demand notes ø: 1.91%
Colorado Health Facilities Authority Revenue Children's Hospital Series 2020A (Health revenue, TD Bank NA LOC)	0.01	12-1-2052	500,000	500,000
Colorado Springs CO Utilities System Improvement Bonds Series 2008A (Utilities revenue, U.S. Bank NA SPA)	0.05	11-1-2038	765,000	765,000
Colorado Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9022 (Health revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.15	7-1-2034	11,730,000	11,730,000
Colorado Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XX1130 (Health revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08	8-1-2044	3,880,000	3,880,000
				16,875,000
Connecticut: 3.05%
Other municipal debt : 2.22%
New London CT BAN (GO revenue)	1.50	3-18-2021	19,520,000	19,539,112
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  11

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø: 0.83%
Connecticut Residual Interest Bond Floater Trust Series 2017-016 (Miscellaneous revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08%	6-1-2037	$ 2,800,000	$ 2,800,000
Connecticut Tender Option Bond Trust Receipts/Floater Certificates Series 2017-YX1077 (Tax revenue, Barclays Bank plc LIQ) 144A	0.12	1-1-2036	4,550,000	4,550,000
				7,350,000
Delaware: 1.35%
Variable rate demand notes ø: 1.35%
Clipper Tax-Exempt Certificate Trust AMT Series 2009-54 (Miscellaneous revenue, State Street Bank & Trust Company LIQ)	0.09	2-15-2028	11,950,000	11,950,000
District of Columbia: 0.55%
Variable rate demand notes ø: 0.55%
District of Columbia Tender Option Bond Trust Receipts/Floater Certificates Series 2019-ZF2784 (Housing revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A	0.08	9-1-2039	2,800,000	2,800,000
District of Columbia Tender Option Bond Trust Receipts/Floater Certificates Series 2019-ZF2785 (Housing revenue, FHA Insured, Morgan Stanley Bank LIQ) 144A	0.08	9-1-2039	2,070,000	2,070,000
				4,870,000
Florida: 5.70%
Other municipal debt : 1.83%
Florida Local Government Finance Commission Pooled Loan Program Series A-1 (Miscellaneous revenue)	0.12	3-1-2021	11,597,000	11,597,000
Miami-Dade County FL School District Tax Anticipation Note (GO revenue)	2.00	2-25-2021	4,500,000	4,505,361
				16,102,361
Variable rate demand notes ø: 3.87%
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2517 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.24	8-15-2047	10,130,000	10,130,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2523 (Health revenue, Barclays Bank plc LIQ) 144A	0.14	8-15-2047	5,090,000	5,090,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0173 (Health revenue, Credit Suisse LIQ) 144A	0.10	10-1-2025	1,000,000	1,000,000
Florida Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XX1136 (Transportation revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08	7-1-2049	2,375,000	2,375,000
Highlands County FL Health Facilities Authority Adventist Health System Series A-2 (Health revenue)	0.04	11-15-2037	1,000,000	1,000,000
Highlands County FL Health Facilities Authority Adventist Health System Series I5 (Health revenue)	0.04	11-15-2035	7,050,000	7,050,000
The accompanying notes are an integral part of these financial statements.

12  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Highlands County FL Health Facilities Authority Adventist Health System Sunbelt Obligated Group Series 2012 I-2 (Health revenue)	0.04%	11-15-2032	$ 600,000	$ 600,000
Seminole County FL Tender Option Bond Trust Receipts/Floater Certificates Series 2016-ZF0444 (Tax revenue, National Insured, JPMorgan Chase & Company LIQ) 144A	0.19	4-1-2027	5,250,000	5,250,000
St. Lucie County FL Power & Light Company (Industrial development revenue)	0.02	9-1-2028	1,685,000	1,685,000
				34,180,000
Georgia: 0.28%
Variable rate demand notes ø: 0.28%
Dekalb County GA Series 2006-B ROC RR-II-R-11900 (Water & sewer revenue, AGM Insured, JPMorgan Chase & Company LIQ) 144A	0.07	4-1-2023	2,500,000	2,500,000
Idaho: 0.79%
Other municipal debt : 0.79%
Idaho Health Facilities Authority Hospital Trinity Health Credit Group Series D (Health revenue) %%	0.22	12-1-2048	7,000,000	7,000,000
Illinois: 6.68%
Variable rate demand notes ø: 6.68%
Chicago IL Education Marine Project Series 1984 (Industrial development revenue, FHLB LOC)	0.33	7-1-2023	4,200,000	4,200,000
Illinois Finance Authority Bradley University Series B (Education revenue, PNC Bank NA LOC)	0.05	4-1-2038	100,000	100,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF2202 (Transportation revenue, TD Bank NA LIQ) 144A	0.08	1-1-2037	1,140,000	1,140,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0120 (Transportation revenue, Royal Bank of Canada LIQ) 144A	0.16	7-1-2023	3,100,000	3,100,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2406 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.19	6-15-2031	7,055,000	7,055,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XG0108 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.19	4-1-2046	8,735,000	8,735,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF0722 (Tax revenue, Royal Bank of Canada LIQ) 144A	0.24	7-1-2026	7,900,000	7,900,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2547 (Tax revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.19	6-15-2031	4,355,000	4,355,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XX1081 (Miscellaneous revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.10	11-1-2023	6,000,000	6,000,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF0779 (Tax revenue, BAM Insured, TD Bank NA LIQ) 144A	0.09	1-1-2048	6,000,000	6,000,000
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XM0863 (GO revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.07	12-1-2026	6,375,000	6,375,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  13

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Illinois Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XG0299 (Health revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08%	5-15-2050	$ 2,500,000	$ 2,500,000
Quad Cities Illinois Regional EDA Augustana College Series 2005 (Education revenue, BMO Harris Bank NA LOC)	0.07	10-1-2035	1,500,000	1,500,000
				58,960,000
Indiana: 1.02%
Other municipal debt : 0.80%
Indiana Bond Bank Advanced Funding Program Notes Series A (Miscellaneous revenue)	2.00	1-10-2022	7,000,000	7,120,258
Variable rate demand notes ø: 0.22%
Indiana Certificate of Participation Clipper Tax-Exempt Certificate Trust Series 2009-34 (Tax revenue, State Street Bank & Trust Company LIQ)	0.08	7-1-2023	1,915,000	1,915,000
Iowa: 4.22%
Variable rate demand notes ø: 4.22%
Iowa Finance Authority Midwestern EDA CJ Bio-America Incorporated Project (Industrial development revenue, Korea Development Bank LOC)	0.14	4-1-2022	23,215,000	23,215,000
Iowa Finance Authority Mortgage Securities Program Series D (Housing revenue, GNMA/FNMA/FHLMC Insured, FNMA LIQ, FHLB SPA)	0.05	1-1-2047	5,500,000	5,500,000
Iowa Finance Authority Program Series E (Housing revenue, GNMA /FNMA/FHLMC Insured, TD Bank NA SPA)	0.04	7-1-2049	5,500,000	5,500,000
Iowa Finance Authority Single Family Mortgage Bonds Series B (Housing revenue, GNMA/FNMA/FHLMC Insured, TD Bank NA SPA)	0.04	7-1-2049	3,000,000	3,000,000
				37,215,000
Louisiana: 0.34%
Variable rate demand notes ø: 0.34%
Louisiana Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XM0735 (Water & sewer revenue, Bank of America NA LOC, Bank of America NA LIQ) 144A	0.09	12-1-2045	3,000,000	3,000,000
Massachusetts: 1.56%
Other municipal debt : 1.08%
Massachusetts Tax Anticipation Notes Series A (Tax revenue)	2.00	4-21-2021	9,500,000	9,538,180
Variable rate demand notes ø: 0.48%
Massachusetts Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2692 (Education revenue, Citibank NA LIQ) 144A	0.06	7-1-2025	4,190,000	4,190,000
Michigan: 2.51%
Other municipal debt : 2.31%
Michigan Finance Authority State Aid Series A-2 (Miscellaneous revenue, JPMorgan Chase & Company LOC)	4.00	8-20-2021	20,000,000	20,409,863
The accompanying notes are an integral part of these financial statements.

14  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø: 0.20%
Michigan Housing Development Authority Series D (Housing revenue, Industrial & Commercial Bank of China Limited SPA)	0.10%	6-1-2030	$ 1,780,000	$ 1,780,000
Minnesota: 1.08%
Variable rate demand notes ø: 1.08%
Burnsville MN Bridgeway Apartments Project Series 2003 (Housing revenue, FNMA LOC, FNMA LIQ)	0.12	10-15-2033	2,375,000	2,375,000
Forest Lake MN Kilkenny Court Apartments Project Series 2008 (Housing revenue, FNMA LOC, FNMA LIQ)	0.13	8-15-2038	4,330,000	4,330,000
Plymouth MN Lancaster Village Apartments Project Series 2001 (Housing revenue, FNMA LOC, FNMA LIQ)	0.12	9-15-2031	2,865,000	2,865,000
				9,570,000
Missouri: 2.53%
Variable rate demand notes ø: 2.53%
Missouri Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF2198 (Water & sewer revenue, Citibank NA LIQ) 144A	0.07	5-1-2023	2,670,000	2,670,000
RBC Municipal Products Incorporated (Health revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.10	9-1-2039	12,200,000	12,200,000
St. Louis County MO Sewer District Wastewater System Series 2013-B (Water & sewer revenue, Morgan Stanley Bank LIQ) 144A	0.07	5-1-2043	7,500,000	7,500,000
				22,370,000
Nebraska: 1.19%
Variable rate demand notes ø: 1.19%
Nebraska Investment Finance Authority MFHR Apple Creek Associates Project Series 1985-A (Housing revenue, Northern Trust Company LOC)	0.50	9-1-2031	10,500,000	10,500,000
Nevada: 0.93%
Variable rate demand notes ø: 0.93%
Nevada Tender Option Bond Trust Receipts/Floater Certificates Series 2018-ZM0634 (GO revenue, Royal Bank of Canada LIQ) 144A	0.07	12-1-2025	3,330,000	3,330,000
Nevada Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0845 (GO revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.19	6-15-2026	3,870,000	3,870,000
Nevada Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0866 (Tax revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.08	7-1-2026	1,000,000	1,000,000
				8,200,000
New Jersey: 1.98%
Variable rate demand notes ø: 1.98%
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0226 (Miscellaneous revenue, BHAC/National Insured, Bank of America NA LIQ) 144A	0.08	7-1-2026	5,220,000	5,220,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  15

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2495 (Miscellaneous revenue, BAM Insured, Morgan Stanley Bank LIQ) 144A	0.19%	7-1-2031	$ 8,450,000	$ 8,450,000
New Jersey Tender Option Bond Trust Receipts/Floater Certificates Series 2020-ZF1206 (Transportation revenue, BAM Insured, JPMorgan Chase & Company LIQ) 144A	0.07	11-1-2028	3,795,000	3,795,000
				17,465,000
New York: 11.59%
Other municipal debt : 5.47%
Erie County NY Revenue Anticipation Notes (GO revenue)	3.00	6-24-2021	11,500,000	11,613,738
New York Dormitory Authority Personal Income Tax Revenue Series B (Tax revenue)	5.00	3-31-2021	11,500,000	11,582,723
Westchester County NY Tax Anticipation Notes Series A (GO revenue)	1.00	5-26-2021	22,000,000	22,061,264
Westchester County NY Tax Anticipation Notes Series B (GO revenue)	2.00	10-18-2021	3,000,000	3,039,858
				48,297,583
Variable rate demand notes ø: 6.12%
New York Dormitory Authority Series 12 Clipper Tax-Exempt Certificate Trust Series 2009-35 (Miscellaneous revenue, State Street Bank & Trust Company LIQ) 144A	0.07	3-15-2022	3,770,000	3,770,000
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2012A-2 (Transportation revenue, Bank of Montreal LOC)	0.06	11-15-2041	14,000,000	14,000,000
New York Metropolitan Transportation Authority Revenue Bond Subordinate Series 2015E (Transportation revenue, PNC Bank NA LOC)	0.06	11-15-2045	1,700,000	1,700,000
New York NY Subordinated Bond (Health revenue, TD Bank NA LOC)	0.04	2-15-2031	3,285,000	3,285,000
New York NY Trust Series 2014 B2 (Miscellaneous revenue)	0.22	4-1-2044	9,500,000	9,500,000
New York Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2556 (Tax revenue, Morgan Stanley Bank LIQ) 144A	0.06	9-15-2025	6,720,000	6,720,000
Triborough NY Bridge & Tunnel Authority Subordinated Bond series B2 (Transportation revenue, State Street Bank & Trust Company LOC)	0.05	1-1-2032	15,000,000	15,000,000
				53,975,000
North Carolina: 0.53%
Variable rate demand notes ø: 0.53%
Charlotte NC Water & Sewer Tender Option Bond Trust Receipts/Certificates Series 2018-XG0170 (Water & sewer revenue, Royal Bank of Canada LIQ) 144A	0.07	1-1-2026	2,430,000	2,430,000
North Carolina Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0105 (Education revenue, Morgan Stanley Bank LIQ) 144A	0.07	10-1-2055	2,250,500	2,250,500
				4,680,500
The accompanying notes are an integral part of these financial statements.

16  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Ohio: 5.52%
Other municipal debt : 0.12%
Mahoning County OH Various Purpose Notes Series 2020 (GO revenue)	1.00%	9-13-2021	$ 1,000,000	$ 1,004,277
Variable rate demand notes ø: 5.40%
Franklin County OH Trinity Health Group (Health revenue) %%	0.22	12-1-2046	10,000,000	10,000,000
Ohio Capital Facilities Lease Adult Correctional Building Fund Series C (Miscellaneous revenue)	0.08	10-1-2036	10,400,000	10,400,000
Ohio Health System Cleveland Clinic Series F (Health revenue, U.S. Bank NA SPA)	0.01	1-1-2052	2,500,000	2,500,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0225 (Water & sewer revenue, TD Bank NA LIQ) 144A	0.09	3-1-2021	9,375,000	9,375,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2017-XF2438 (Education revenue, JPMorgan Chase & Company LIQ) 144A	0.07	12-1-2024	2,000,000	2,000,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XL0074 (Health revenue, JPMorgan Chase & Company LIQ) 144A	0.24	8-1-2024	5,580,000	5,580,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2020-MIZ9020 (Health revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.15	5-1-2022	4,085,000	4,085,000
Ohio Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XX1133 (Health revenue, Barclays Bank plc LOC, Barclays Bank plc LIQ) 144A	0.08	11-15-2042	3,730,000	3,730,000
				47,670,000
Oregon: 1.08%
Variable rate demand notes ø: 1.08%
Oregon Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0813 (Health revenue, Royal Bank of Canada LIQ) 144A	0.10	5-15-2027	4,895,000	4,895,000
Oregon Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XM0814 (Education revenue, Royal Bank of Canada LIQ) 144A	0.07	1-1-2028	4,605,000	4,605,000
				9,500,000
Pennsylvania: 2.65%
Other municipal debt : 0.85%
Philadelphia PA School District AMT Series A (Tax revenue)	4.00	6-30-2021	7,410,000	7,517,398
Variable rate demand notes ø: 1.80%
Mizuho Floater/Residual Trust Tender Option Bond (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.34	11-1-2034	3,000,000	3,000,000
Pennsylvania Public School Building Authority Series A (Miscellaneous revenue, AGM Insured, Citibank NA LIQ) 144A	0.13	12-1-2023	5,000,000	5,000,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  17

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2015-ZM0081 (Health revenue, Morgan Stanley Bank LIQ) 144A	0.07%	6-1-2044	$ 3,000,000	$ 3,000,000
Pennsylvania Tender Option Bond Trust Receipts/Floater Certificates Series 2016-ZF0504 (Water & sewer revenue, TD Bank NA LIQ) 144A	0.19	8-15-2042	4,875,000	4,875,000
				15,875,000
South Carolina: 1.29%
Other municipal debt : 0.57%
South Carolina Public Service Authority Tax Exempt Notes Series A (Tax revenue)	0.13	3-4-2021	5,000,000	5,000,000
Variable rate demand notes ø: 0.72%
South Carolina Educational Facilities Authority for Private Non-Profit Institutions Higher Learning Educational Facilities Spartanburg Methodist Series 2005 (Education revenue, Truist Bank LOC)	0.12	8-1-2025	1,750,000	1,750,000
South Carolina Jobs EDA Institutional Business & Home Safety Project Series 2009 (Industrial development revenue, Truist Bank LOC)	0.12	11-1-2034	905,000	905,000
South Carolina Public Service Authority Tax Exempt Notes Series A (Miscellaneous revenue)	0.17	2-3-2021	3,700,000	3,700,000
				6,355,000
Tennessee: 1.02%
Variable rate demand notes ø: 1.02%
Sevier County TN Public Building Authority Local Government Public Improvement Series 6-A1 (Miscellaneous revenue)	0.12	6-1-2029	2,960,000	2,960,000
Sevier County TN Public Building Authority Local Government Public Improvement Series V1-K1 (Miscellaneous revenue, U.S. Bank NA SPA)	0.01	6-1-2034	6,000,000	6,000,000
				8,960,000
Texas: 12.06%
Other municipal debt : 6.00%
Texas Tax Anticipation Notes (GO revenue)	4.00	8-26-2021	15,000,000	15,318,408
Texas Upper Trinity Water District Series A (Miscellaneous revenue)	0.13	2-5-2021	15,035,000	15,034,925
University of Texas Series A (Education revenue)	0.08	2-19-2021	18,000,000	18,000,000
University of Texas Series A (Education revenue)	0.12	3-1-2021	4,650,000	4,650,000
				53,003,333
Variable rate demand notes ø: 6.06%
Bexar County TX Housing Finance Corporation Palisades Park Apartments Project Series 2009 (Housing revenue, FHLMC LIQ)	0.12	9-1-2039	3,500,000	3,500,000
Houston TX Series E-1 (GO revenue)	0.10	2-18-2021	2,500,000	2,500,000
Houston TX Utilities System Series B-1 (Utilities revenue)	0.19	4-6-2021	10,000,000	10,000,000
Lower Neches Valley TX Authority Industrial Development Corporation ExxonMobil Project Series 2010 (Industrial development revenue)	0.01	11-1-2038	3,000,000	3,000,000
The accompanying notes are an integral part of these financial statements.

18  |  Retail Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Port Arthur TX Navigation District Industrial Development Corporation Total Petrochemicals USA Incorporated Project (Industrial development revenue)	0.11%	6-1-2041	$ 5,000,000	$ 5,000,000
Port Corpus Christi TX Solid Waste Disposal Flint Hills Resources Project Series 2002-B (Resource recovery revenue)	0.13	7-1-2029	4,200,000	4,200,000
Texas A&M University Series B (Education revenue)	0.20	3-3-2021	25,269,000	25,269,000
				53,469,000
Utah: 1.30%
Variable rate demand notes ø: 1.30%
RBC Municipal Products Incorporated Trust Series E-142 (Utilities revenue, Royal Bank of Canada LOC, Royal Bank of Canada LIQ) 144A	0.07	5-1-2022	8,450,000	8,450,000
Utah Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XG0171 (Health revenue, Royal Bank of Canada LIQ) 144A	0.08	11-15-2022	3,000,000	3,000,000
				11,450,000
Vermont: 0.27%
Variable rate demand notes ø: 0.27%
Vermont Educational & Health Buildings Financing Agency Landmark College Project Series 2008-A (Education revenue, TD Bank NA LOC)	0.03	7-1-2033	2,350,000	2,350,000
Virginia: 0.80%
Variable rate demand notes ø: 0.80%
Mizuho Floater/Residual Trust Tender Option Bond Series 2020-MIZ9025 (Health revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A	0.12	11-1-2035	6,105,000	6,105,000
Virginia MFHR Series M-031 Class A (Housing revenue, FHLMC LIQ) 144A	0.07	12-15-2045	980,000	980,000
				7,085,000
Washington: 0.35%
Variable rate demand notes ø: 0.35%
Washington Housing Finance Commission Artspace Everett Lofts Series B (Housing revenue, FHLB LIQ)	0.06	12-1-2041	2,800,000	2,800,000
Washington Tender Option Bond Trust Receipts/Floater Certificates Series 2016-XM0424 (Health revenue, JPMorgan Chase & Company LIQ) 144A	0.14	2-1-2021	310,000	310,000
				3,110,000
Wisconsin: 5.31%
Variable rate demand notes ø: 5.31%
Wisconsin PFA Hospital WakeMed Obligated Group Series B (Health revenue, Barclays Bank plc LOC)	0.04	10-1-2049	100,000	100,000
Wisconsin Series 2019A (GO revenue)	0.08	5-1-2029	20,100,000	20,100,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2015-XF0127 (Health revenue, JPMorgan Chase & Company LIQ) 144A	0.14	9-29-2022	3,815,000	3,815,000
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  19

Portfolio of investments—January 31, 2021

		Interest rate	Maturity date	Principal	Value
Variable rate demand notes ø(continued)
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2018-XF2634 (Health revenue, Credit Suisse LIQ) 144A		0.07%	8-15-2025	$ 2,000,000	$ 2,000,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2823 (Housing revenue, Mizuho Capital Markets LLC LOC, Mizuho Capital Markets LLC LIQ) 144A		0.24	1-1-2026	8,990,000	8,990,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2019-XF2831 (Housing revenue, Mizuho Capital Markets LLC LIQ) 144A		0.24	7-1-2029	1,800,000	1,800,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2020-XL0148 (Health revenue, Barclays Bank plc LOC, AGM Insured, Barclays Bank plc LIQ) 144A		0.08	6-1-2045	2,250,000	2,250,000
Wisconsin Tender Option Bond Trust Receipts/Floater Certificates Series 2020-YX1129 (GO revenue, Barclays Bank plc LIQ) 144A		0.19	4-1-2035	7,835,000	7,835,000
					46,890,000
Total Municipal obligations (Cost $874,768,567)					874,768,567
Repurchase agreements^^: 1.40%
MUFG Securities Canada Limited, dated 1-29-2021, maturity value $12,300,014		0.04	2-1-2021	12,300,000	12,300,000
Total Repurchase agreements (Cost $12,300,000)					12,300,000
Total investments in securities (Cost $897,068,567)	101.64%				897,068,567
Other assets and liabilities, net	(1.64)				(14,437,825)
Total net assets	100.00%				$882,630,742

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
ø	Variable rate demand notes are subject to a demand feature which reduces the effective maturity. The maturity date shown represents the final maturity date of the security. The interest rate is determined and reset by the issuer daily, weekly, or monthly depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
^^	Collateralized by U.S. government securities, 0.25% to 6.38%, 1-31-2023 to 2-15-2050, fair value including accrued interest is $12,546,001.
%%	The security is purchased on a when-issued basis.

Abbreviations:
AGM	Assured Guaranty Municipal
AMT	Alternative minimum tax
BAM	Build America Mutual Assurance Company
BAN	Bond anticipation notes
EDA	Economic Development Authority
FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General obligation
LIQ	Liquidity agreement
LOC	Letter of credit
MFHR	Multifamily housing revenue
National	National Public Finance Guarantee Corporation
PFA	Public Finance Authority
SPA	Standby purchase agreement
The accompanying notes are an integral part of these financial statements.

20  |  Retail Money Market Funds

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at amortized cost	$ 897,068,567
Cash	267,792
Receivable for interest	2,875,370
Receivable for investments sold	1,555,000
Receivable for Fund shares sold	982,343
Receivable from manager	2,675
Prepaid expenses and other assets	66,154
Total assets	902,817,901
Liabilities
Payable for when-issued transactions	17,000,000
Payable for Fund shares redeemed	2,948,972
Administration fees payable	77,062
Dividends payable	3,001
Trustees’ fees and expenses payable	2,520
Accrued expenses and other liabilities	155,604
Total liabilities	20,187,159
Total net assets	$882,630,742
Net assets consist of
Paid-in capital	$ 882,687,839
Total distributable loss	(57,097)
Total net assets	$882,630,742
Computation of net asset value per share
Net assets – Class A	$ 100,919,758
Shares outstanding – Class A1	100,909,689
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 85,488,603
Shares outstanding – Administrator Class[1]	85,480,156
Net asset value per share – Administrator Class	$1.00
Net assets – Premier Class	$ 632,039,511
Shares outstanding – Premier Class[1]	631,974,885
Net asset value per share – Premier Class	$1.00
Net assets – Service Class	$ 64,182,870
Shares outstanding – Service Class[1]	64,176,673
Net asset value per share – Service Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  21

Statement of operations—year ended January 31, 2021

Investment income
Interest	$ 6,258,832
Expenses
Management fee	1,614,103
Administration fees
Class A	234,798
Administrator Class	96,894
Premier Class	646,051
Service Class	77,861
Shareholder servicing fees
Class A	265,973
Administrator Class	96,801
Service Class	162,203
Custody and accounting fees	41,073
Professional fees	42,914
Registration fees	74,233
Shareholder report expenses	38,666
Trustees’ fees and expenses	19,478
Other fees and expenses	34,259
Total expenses	3,445,307
Less: Fee waivers and/or expense reimbursements
Fund-level	(582,134)
Class A	(279,015)
Administrator Class	(68,200)
Service Class	(130,481)
Net expenses	2,385,477
Net investment income	3,873,355
Net realized gains on investments	212,135
Net increase in net assets resulting from operations	4,085,490
The accompanying notes are an integral part of these financial statements.

22  |  Retail Money Market Funds

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 3,873,355		$ 11,333,376
Net realized gains on investments		212,135		155,732
Net increase in net assets resulting from operations		4,085,490		11,489,108
Distributions to shareholders from
Net investment income and net realized gains
Class A		(290,972)		(900,478)
Administrator Class		(353,108)		(1,516,842)
Premier Class		(3,237,560)		(8,389,054)
Service Class		(195,932)		(700,424)
Total distributions to shareholders		(4,077,572)		(11,506,798)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	48,992,755	48,992,755	27,183,406	27,183,406
Administrator Class	28,381,498	28,381,498	33,693,350	33,693,350
Premier Class	742,724,878	742,724,878	951,883,288	951,883,288
Service Class	3,786,718	3,786,718	4,331,878	4,331,878
		823,885,849		1,017,091,922
Reinvestment of distributions
Class A	286,044	286,044	874,165	874,165
Administrator Class	347,010	347,010	1,477,726	1,477,726
Premier Class	2,209,973	2,209,973	6,873,538	6,873,538
Service Class	56,873	56,873	213,497	213,497
		2,899,900		9,438,926
Payment for shares redeemed
Class A	(43,994,444)	(43,994,444)	(34,097,192)	(34,097,192)
Administrator Class	(50,697,012)	(50,697,012)	(59,099,979)	(59,099,979)
Premier Class	(960,769,724)	(960,769,724)	(704,849,931)	(704,849,931)
Service Class	(4,464,228)	(4,464,228)	(5,421,874)	(5,421,874)
		(1,059,925,408)		(803,468,976)
Net increase (decrease) in net assets resulting from capital share transactions		(233,139,659)		223,061,872
Total increase (decrease) in net assets		(233,131,741)		223,044,182
Net assets
Beginning of period		1,115,762,483		892,718,301
End of period		$ 882,630,742		$1,115,762,483
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  23

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.01	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.01	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.01)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.27%	0.93%	0.89%	0.35%	0.13%
Ratios to average net assets (annualized)
Gross expenses	0.64%	0.66%	0.66%	0.68%	0.65%
Net expenses	0.33% [2]	0.60%	0.61%	0.64%	0.39%
Net investment income	0.25%	0.92%	0.88%	0.30%	0.02%
Supplemental data
Net assets, end of period (000s omitted)	$100,920	$95,632	$101,680	$119,524	$135,704

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.25% higher.
The accompanying notes are an integral part of these financial statements.

24  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.01	0.01	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.01	0.01	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.01)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.01)	(0.01)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.35%	1.23%	1.21%	0.69%	0.33%
Ratios to average net assets (annualized)
Gross expenses	0.37%	0.39%	0.39%	0.41%	0.40%
Net expenses	0.25% [2]	0.30%	0.30%	0.30%	0.27%
Net investment income	0.34%	1.22%	1.21%	0.64%	0.22%
Supplemental data
Net assets, end of period (000s omitted)	$85,489	$107,457	$131,395	$132,964	$155,448

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.04% higher.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  25

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Premier Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.01	0.01	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.01	0.01	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.01)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.01)	(0.01)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.40%	1.33%	1.31%	0.79%	0.41%
Ratios to average net assets (annualized)
Gross expenses	0.25%	0.27%	0.27%	0.28%	0.25%
Net expenses	0.20%	0.20%	0.20%	0.20%	0.18%
Net investment income	0.38%	1.28%	1.31%	0.79%	0.18%
Supplemental data
Net assets, end of period (000s omitted)	$632,040	$847,871	$593,961	$339,331	$105,881

[1]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

26  |  Retail Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.01	0.01	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.01	0.01	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.01)	(0.01)	(0.01)	(0.00) [1]
Net realized gains	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]	(0.00) [1]
Total distributions to shareholders	(0.00) [1]	(0.01)	(0.01)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.30%	1.08%	1.06%	0.54%	0.20%
Ratios to average net assets (annualized)
Gross expenses	0.54%	0.56%	0.56%	0.58%	0.54%
Net expenses	0.29% [2]	0.45%	0.45%	0.45%	0.32%
Net investment income	0.28%	1.06%	1.05%	0.49%	0.03%
Supplemental data
Net assets, end of period (000s omitted)	$64,183	$64,802	$65,682	$66,460	$73,472

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.15% higher.
The accompanying notes are an integral part of these financial statements.

Retail Money Market Funds  |  27

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo National Tax-Free Money Market Fund (the “Fund”) which is a diversified series of the Trust.
Consistent with Rule 2a-7, the Board of Trustees of the Fund is permitted to impose a liquidity fee on redemptions from the Fund or a redemption gate (i.e., a suspension of the right to redeem) in the event that the Fund’s liquidity falls below required minimums because of market conditions or other factors. If the Fund’s weekly liquid assets (as defined in Rule 2a-7(34)) fall below 30% of the Fund’s total assets, the Board of Trustees is permitted, but not required, to: (i) impose a liquidity fee of no more than 2% of the amount redeemed; and/or (ii) impose a redemption gate. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund must impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Board of Trustees determines that such a fee is not in the best interest of the Fund or determines that a lower or higher fee (subject to the 2% limit) is in the best interest of the Fund. Liquidity fees reduce the amount a shareholder receives upon redemption of its shares. The Fund retains any liquidity fees for the benefit of remaining shareholders. The Board of Trustees did not impose any liquidity fees and/or redemption gates during the year ended January 31, 2021.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-

28  |  Retail Money Market Funds

Notes to financial statements
issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax-exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Retail Money Market Funds  |  29

Notes to financial statements
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Closed end municipal bond fund obligations	$0	$ 10,000,000	$0	$ 10,000,000
Municipal obligations	0	874,768,567	0	874,768,567
Repurchase agreements	0	12,300,000	0	12,300,000
Total assets	$0	$897,068,567	$0	$897,068,567
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.15% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Premier Class	0.08
Service Class	0.12

30  |  Retail Money Market Funds

Notes to financial statements
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:
Expense ratio caps
Class A	0.60%
Administrator Class	0.30
Premier Class	0.20
Service Class	0.45
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $849,960,000, $984,742,000 and $0 in interfund purchases, sales and net realized gains (losses), respectively, during the year ended January 31, 2021.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended January 31, 2021 and January 31, 2020 were as follows:
	Year ended January 31
	2021	2020
Ordinary income	$ 210,574	$ 766,512
Tax-exempt income	3,794,946	10,700,101
Long-term capital gain	72,052	40,185
As of January 31, 2021, distributable earnings on a tax basis consisted of $8,046 in undistributed ordinary income.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Retail Money Market Funds  |  31

Notes to financial statements
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

32  |  Retail Money Market Funds

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo National Tax-Free Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

Retail Money Market Funds  |  33

Other information (unaudited)
TAX INFORMATION
Pursuant to Section 852 of the Internal Revenue Code, $72,052 was designated as a 20% rate gain distribution for the fiscal year ended January 31, 2021
For the fiscal year ended January 31, 2021, $64,113 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $146,442 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
Pursuant to Section 852 of the Internal Revenue Code, 100% of distributions paid from net investment income is designated as exempt-interest dividends for the fiscal year ended January 31, 2021.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 32.67% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

34  |  Retail Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Retail Money Market Funds  |  35

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Retail Money Market Funds

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Retail Money Market Funds  |  37

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00357 03-22
A309/AR309 01-21

Annual Report
January 31, 2021
Government Money Market Funds
■	Wells Fargo Treasury Plus Money Market Fund

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The views expressed and any forward-looking statements are as of January 31, 2021, unless otherwise noted, and are those of the Fund's portfolio managers and/or Wells Fargo Asset Management. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE

Government Money Market Funds  |  1

Letter to shareholders (unaudited)
Dear Shareholder:
We are pleased to offer you this annual report for the Wells Fargo Treasury Plus Money Market Fund for the 12-month period that ended January 31, 2021. Despite a deeply challenging year, dominated by the spread of COVID-19 cases and a sharp drop in economic output throughout much of the world, global stocks fared well overall, benefiting from strong central bank support. Bonds had broadly positive returns while providing some measure of diversification during turbulent market stretches.
For the 12-month period, equities had solid returns, more than making up for intense volatility in March. Emerging market stocks led both non-U.S. developed market equities and U.S. stocks. While gains from fixed-income securities were positive, they were more modest than equities. For the period, U.S. stocks, based on the S&P 500 Index1, gained 17.25%. International stocks, as measured by the MSCI ACWI ex USA Index (Net)2, returned 13.95%, while the MSCI EM Index (Net)3, had stronger performance, with a 27.90% gain. Among bond indexes, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned 4.72%, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)5 gained 8.16%, and the Bloomberg Barclays Municipal Bond Index6 returned 4.01% while the ICE BofA U.S. High Yield Index7 returned 6.57%.
COVID-19 concerns began soon after the period began.
Fears over the spread of COVID-19 and its impact on global growth led to a sharp downturn in global equities in late February. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, causing the price of crude oil to plummet.
The global spread of COVID-19 led country after country to clamp down on social- and business-related activity in order to contain the virus. This sent economies into a deep contraction. Central banks responded by slashing interest rates and expanding quantitative easing programs to restore liquidity and market confidence. The U.S. Federal Reserve (Fed) launched several lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled, ending the longest bull stock market in U.S. history.
Andrew Owen
President
Wells Fargo Funds
“Emerging market stocks led both non-U.S. developed market equities and U.S. stocks.”

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[5]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock's weight in the index proportionate to its market value. You cannot invest directly in an index.
[7]	The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2021. ICE Data Indices, LLC. All rights reserved.

2  |  Government Money Market Funds

Letter to shareholders (unaudited)
Markets rebounded strongly through the spring, fueled by unprecedented government and central bank stimulus measures in the U.S. and globally. The U.S. economy contracted by an annualized 5.0% pace in the first quarter of 2020, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%. China’s first-quarter GDP fell by 6.8% year over year. Extreme oil-price volatility continued as global supply far exceeded demand.
In May, investors regained confidence on reports of early success in human trials of a COVID-19 vaccine. Growth stocks outperformed value, while returns on global government bonds were flat. However, in the U.S., the April unemployment rate rose to 14.7%, its highest level since World War II. Purchasing managers’ indexes (PMIs), a monthly survey of purchasing managers, reflected broadly weakening activity in May. U.S. corporate earnings contracted 14% year over year from the first quarter of 2019. However, high demand for information technology (IT), driven by remote activity, supported robust IT sector earnings, which helped drive IT stocks higher.
By June, economies reopened and global central banks committed to do all they could to provide economic support through liquidity and low borrowing costs. U.S. economic activity was aided by one-time $1,200 stimulus checks and $600 weekly bonus unemployment benefits that lasted through July. However, unemployment remained historically high and COVID-19 cases began to increase by late June. China’s economic recovery began to pick up momentum.
July was broadly positive for equities and fixed income. However, economic data and a resurgence of COVID-19 cases underscored the urgent need to regain control of the pandemic. Second-quarter GDP shrank from the previous quarter by 9.5% and 12.1% in the U.S. and the eurozone, respectively. In contrast, China’s second-quarter GDP grew 3.2% year over year. The U.S. economy added 1.8 million jobs in July, but a double-digit jobless rate persisted.
The stock market continued to rally in August despite concerns over rising numbers of U.S. and European COVID-19 cases as well as the expiration of the $600 weekly bonus unemployment benefit in July. Relatively strong second-quarter earnings boosted investor sentiment along with the Fed’s announcement of a monetary policy shift expected to support longer-term low interest rates. U.S. manufacturing and services activity indexes beat expectations while the U.S. housing market maintained strength. In Europe, retail sales expanded and consumer confidence was steady. China’s economy continued to expand.
Stocks grew more volatile in September on mixed economic data. U.S. economic activity continued to grow. However, U.S. unemployment remained elevated at 7.9% in September. With U.S. Congress delaying further fiscal relief and uncertainties surrounding a possible vaccine, doubts crept back into the financial markets. In the U.K., a lack of progress in Brexit talks weighed on markets. China’s economy picked up steam, fueled by increased global demand.
In October, capital markets stepped back from their six-month rally. Market volatility rose in advance of the U.S. election and amid a global increase in COVID-19 infections. Europe introduced tighter restrictions affecting economic activity. U.S. markets looked favorably at the prospect of Democratic control of the federal purse strings, which could lead to additional fiscal stimulus and a boost to economic activity. Meanwhile, China reported 4.9% third-quarter GDP growth.
Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines. Reversing recent trends, value stocks outperformed growth stocks and cyclical stocks outpaced technology stocks. However, U.S. unemployment remained elevated, with a net job loss of 10 million since February. The eurozone services PMI contracted sharply while the region’s manufacturing activity grew. The U.S. election results added to the upbeat mood as investors anticipated more consistent policies in the new administration.
“Global stocks rallied in November, propelled by optimism over three promising COVID-19 vaccines.”

Government Money Market Funds  |  3

Letter to shareholders (unaudited)
Financial markets ended the year with strength on high expectations for a rapid rollout of the COVID-19 vaccines, the successful passage of a $900 billion stimulus package, and rising expectations of additional economic support from a Democratic-led Congress. U.S. economic data were mixed with still-elevated unemployment and weak retail sales but growth in manufacturing output. In contrast, China’s economic expansion continued in both manufacturing and nonmanufacturing. U.S. COVID-19 infection rates continued to rise even as new state and local lockdown measures were implemented.
The year 2021 began with emerging market stocks leading all major asset classes in January, driven by China’s strong economic growth and a broad recovery in corporate earnings, which propelled China’s stock market higher. In the United States, positive news on vaccine trials and January expansion in both the manufacturing and services sectors was offset by a weak December monthly jobs report. This was compounded by technical factors as some hedge funds were forced to sell stocks to protect themselves against a well-publicized short squeeze coordinated by a group of retail investors. Eurozone sentiment and economic growth were particularly weak, reflecting the impact of a new lockdown with stricter social distancing along with a slow vaccine rollout.
Don’t let short-term uncertainty derail long-term investment goals.
Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.
Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.
Sincerely,
Andrew Owen
President
Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Government Money Market Funds

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Performance highlights (unaudited)
Investment objective
The Fund seeks current income, while preserving capital and liquidity.
Manager
Wells Fargo Funds Management, LLC
Subadviser
Wells Capital Management Incorporated
Portfolio managers
Michael C. Bird, CFA®‡
Jeffrey L. Weaver, CFA®‡
Laurie White
Average annual total returns (%) as of January 31, 2021
					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net [2]
Class A (PIVXX)	7-28-2003	0.12	0.69	0.35	0.61	0.60
Administrator Class (WTPXX)	3-31-2008	0.16	0.86	0.44	0.34	0.34
Institutional Class (PISXX)	8-11-1995	0.21	0.99	0.50	0.22	0.20
Select Class(WTLXX)[3]	3-15-2019	0.24	1.00	0.51	0.18	0.14
Service Class (PRVXX)	10-1-1985	0.14	0.79	0.40	0.51	0.45
Yield summary (%) as of January 31, 20212
	Class A	Administrator Class	Institutional Class	Select Class	Service Class
7-day current yield	0.01	0.01	0.01	0.01	0.01
7-day compound yield	0.01	0.01	0.01	0.01	0.01
30-day simple yield	0.01	0.01	0.01	0.01	0.01
30-day compound yield	0.01	0.01	0.01	0.01	0.01
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment returns will fluctuate. The Fund’s yield figures more closely reflect the current earnings of the Fund than the total return figures. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.
Money market funds are sold without a front-end sales charge or contingent deferred sales charge. Other fees and expenses apply to an investment in the Fund and are described in the Fund’s current prospectus.
For government money market funds: You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Please see footnotes on page 7.

6  |  Government Money Market Funds

Performance highlights (unaudited)
Portfolio composition as of January 31, 2021[4]
Effective maturity distribution as of January 31, 2021[4]

Weighted average maturity as of January 31, 2021[5]
45 days

Weighted average life as of January 31, 2021[6]
108 days

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.
[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.
[2]	The manager has contractually committed through May 31, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.60% for Class A, 0.34% for Administrator Class, 0.20% for Institutional Class, 0.14% for Select Class, and 0.45% for Service Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense caps. The manager may also voluntarily waive or reimburse additional fees and expenses, and such voluntary waivers may be discontinued or modified at any time without notice. Without these reductions, the Fund’s seven-day current yield would have been -0.49%, -0.22%, -0.10%, -0.06%, and -0.39% for Class A, Administrator Class, Institutional Class, Selective Class, and Service Class. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.
[3]	Historical performance shown for the Select Class shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Select Class shares would be higher.
[4]	Figures represent the percentage of the Fund's total investments. These amounts are subject to change and may have changed since the date specified.
[5]	Weighted Average Maturity (WAM): WAM is an average of the effective maturities of all securities held in the portfolio, weighted by each security’s percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. WAM calculations allow for the maturities of certain securities with demand features or periodic interest rate resets to be shortened. WAM is a way to measure a fund’s sensitivity to potential interest rate changes. WAM is subject to change and may have changed since the date specified.
[6]	Weighted Average Life (WAL): WAL is an average of the final maturities of all securities held in the portfolio, weighted by their percentage of total investments. The maturity of a portfolio security is the period remaining until the date on which the principal amount is unconditionally required to be paid, or in the case of a security called for redemption, the date on which the redemption payment is unconditionally required to be made. In contrast to WAM, the calculation of WAL allows for the maturities of certain securities with demand features to be shortened, but not the periodic interest rate resets. WAL is a way to measure a fund’s potential sensitivity to credit spread changes. WAL is subject to change and may have changed since the date specified.
[7]	The Core Personal Consumption Expenditures (PCE) Price Index measures the prices paid by U.S. consumers for domestic goods and services, excluding the prices of food and energy. You cannot invest directly into an index.

Government Money Market Funds  |  7

Performance highlights (unaudited)
MANAGER'S DISCUSSION
The Fund’s fiscal year that ended January 31, 2021, saw interest rates return to zero as the U.S. government and U.S. Federal Reserve (Fed), along with other nations and major central banks, took aggressive steps to limit economic damage from the COVID-19 global pandemic. The fiscal year began with the Fed targeting the range on the federal funds rate at 1.50% to 1.75%. As it became apparent the budding pandemic would significantly impair economic activity for some time, the Fed acted quickly by cutting its interest rate target range to 0.00% to 0.25% in two steps in March 2020. It also began buying Treasury and mortgage-backed securities to soothe erratic markets, and it continued to do so throughout the year in another round of quantitative easing (QE) similar to those taken during the recovery from the 2008 global financial crisis. As of the end of the fiscal year, the Fed has committed to buying $120 billion of securities per month until substantial further progress is made toward its goals. Additionally, in September, the Fed formalized a commitment to meeting its 2% inflation target when it stated its intention to not raise rates until inflation reached 2% and was on track to moderately exceed 2% for some time.
The pandemic-induced U.S. economic contraction was exceptionally sharp and short. After growing at an average rate of 2.4% in the preceding two years, U.S. gross domestic product shrank by 5% in the first quarter of 2020 before falling a further 31% in the second quarter. The rebound came quickly, though, with growth of 33% and 4% in the third and fourth quarters, respectively. The unemployment rate began the fiscal year at a 50-year low of 3.5%, peaked at 14.8% in April, and fell to 6.3% by year-end. Consumer price inflation remained well below the Fed’s 2% target: After ending the prior fiscal year at 1.8%, the Core PCE Price Index7, the Fed’s preferred price measure, fell to 1.5% by year-end.
Interest rates on all categories of government money market securities moved lower throughout the year, consistent with the Fed’s moves. Three-month Treasury bills (T-bills) began the fiscal year yielding 1.54% and ended it yielding just 0.06%. Similarly, 6-month T-bill yields fell from 1.52% to 0.07% from the beginning to the end of the fiscal year. The lower yields are the result not only of the Fed lowering its interest rate target range but also of the growth in banking system reserves that has resulted from its ongoing QE. Reserves have increased from $1.6 trillion at the beginning of the fiscal year to $3.2 trillion at the end.
The yields on repurchase agreements (repos) generally followed the same path and were also heavily influenced by the Fed’s decisions. Overnight Treasury repo rates, as measured by the Fed’s Secured Overnight Financing Rate, fell from 1.60% at the beginning of the fiscal year to 0.06% at the end.
Our investment strategy remained consistent throughout the year. We invested in T-bills and U.S. Treasury notes—including floating-rate notes—as well as repos collateralized by Treasury securities while taking into account the Fund’s overall level of liquidity and average maturity.
Strategic outlook
Money market interest rates look to be extremely low, at or near zero, for an extended period of time, perhaps for several years or more. The Fed is committed to maintaining extremely accommodative monetary policy in the form of both low nominal rates and its current round of open-ended QE to increase both employment and inflation to levels it believes meet its mandates. Reducing and eventually stopping QE, which will represent the first step in policy normalization, will depend on the evolution of the economic recovery. That recovery will, in turn, depend on the degree to which the robust fiscal and monetary policy response is able to overcome any economic scarring that has resulted from the pandemic recession. It will also be dependent on the evolution of the pandemic itself, especially on the effectiveness of the vaccination campaign. Based on past experience, the Fed was likely to be extremely cautious in removing accommodation anyway, but by clarifying the need to achieve its 2% inflation target before raising rates, it formalized its reticence. As to whether there is risk to interest rates in the other direction, the Fed has continued to indicate an unwillingness to pursue negative rates, consistent with its stance during the previous downturn. It would likely take a significant deterioration in its outlook for the Fed to consider that path.
Please see footnotes on page 7.

8  |  Government Money Market Funds

Fund expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from August 1, 2020 to January 31, 2021.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning account value 8-1-2020	Ending account value 1-31-2021	Expenses paid during the period[1]	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,000.05	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
Administrator Class
Actual	$1,000.00	$1,000.05	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Institutional Class
Actual	$1,000.00	$1,000.06	$0.80	0.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.33	$0.81	0.16%
Select Class
Actual	$1,000.00	$1,000.15	$0.70	0.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.43	$0.71	0.14%
Service Class
Actual	$1,000.00	$1,000.05	$0.75	0.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.38	$0.76	0.15%
1 Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Government Money Market Funds  |  9

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
Repurchase agreements^^: 34.17%
ANZ Bank New Zealand Limited, dated 1-29-2021, maturity value $975,004,513 (01)	0.06%	2-1-2021	$974,999,643	$ 974,999,643
Bank of America, dated 1-29-2021, maturity value $240,000,800 (02)	0.04	2-1-2021	240,000,000	240,000,000
Bank of New York Mellon Corporation, dated 1-29-2021, maturity value $750,003,750 (03)	0.06	2-1-2021	750,000,000	750,000,000
Barclays Capital Incorporated, dated 1-29-2021, maturity value $612,002,040 (04)	0.04	2-1-2021	612,000,000	612,000,000
BNP Paribas, dated 1-29-2021, maturity value $750,003,750 (05)	0.06	2-1-2021	750,000,000	750,000,000
Citigroup Global Markets Incorporated, dated 1-28-2021, maturity value $250,001,944 (06)	0.04	2-4-2021	250,000,000	250,000,000
Credit Suisse Group AG, dated 1-29-2021, maturity value $200,000,167 (07)	0.01	2-1-2021	200,000,000	200,000,000
Federal Reserve Bank of New York, dated 1-29-2021, maturity value $350,000,000 (08)	0.00	2-1-2021	350,000,000	350,000,000
Fixed Income Clearing Corporation, dated 1-29-2021, maturity value $750,004,952 (09)	0.06	2-1-2021	750,001,202	750,001,202
ING Financial Markets LLC, dated 1-29-2021, maturity value $300,001,000 (10)	0.04	2-1-2021	300,000,000	300,000,000
ING Financial Markets LLC, dated 1-29-2021, maturity value $100,010,521 (11)	0.06	2-1-2021	100,010,021	100,010,021
JPMorgan Securities, dated 5-29-2019, maturity value $100,005,444 (12) §∂øø	0.07	2-1-2021	100,000,000	100,000,000
MetLife Incorporated, dated 1-29-2021, maturity value $250,006,206 (13)	0.06	2-1-2021	250,004,956	250,004,956
MUFG Securities Canada Limited, dated 1-29-2021, maturity value $198,400,661 (14)	0.04	2-1-2021	198,400,000	198,400,000
MUFG Securities Canada Limited, dated 1-28-2021, maturity value $250,002,431 (15)	0.05	2-4-2021	250,000,000	250,000,000
Prudential, dated 1-29-2021, maturity value $53,771,608 (16)	0.08	2-1-2021	53,771,250	53,771,250
Prudential, dated 1-29-2021, maturity value $6,606,294 (17)	0.08	2-1-2021	6,606,250	6,606,250
RBS Securities Incorporated, dated 1-29-2021, maturity value $760,003,167 (18)	0.05	2-1-2021	760,000,000	760,000,000
Standard Chartered Bank, dated 1-29-2021, maturity value $250,000,833 (19)	0.04	2-1-2021	250,000,000	250,000,000
Standard Chartered Bank, dated 1-29-2021, maturity value $154,050,770 (20)	0.06	2-1-2021	154,050,000	154,050,000
Standard Chartered Bank, dated 1-27-2021, maturity value $250,002,917 (21)	0.06	2-3-2021	250,000,000	250,000,000
Total Repurchase agreements (Cost $7,549,843,322)				7,549,843,322
U.S. Treasury securities: 64.41%
U.S. Cash Management Bill ☼	0.04	3-30-2021	180,000,000	179,967,701
U.S. Cash Management Bill ☼	0.05	5-18-2021	100,000,000	99,978,708
U.S. Cash Management Bill ☼%%	0.08	7-6-2021	100,000,000	99,967,061
U.S. Cash Management Bill ☼	0.09	4-27-2021	100,000,000	99,978,750
U.S. Cash Management Bill ☼	0.09	5-4-2021	250,000,000	249,941,657
U.S. Cash Management Bill ☼	0.09	5-11-2021	190,000,000	189,952,645
U.S. Cash Management Bill ☼	0.09	5-25-2021	100,000,000	99,971,593
U.S. Cash Management Bill ☼	0.09	6-1-2021	150,000,000	149,953,750
U.S. Cash Management Bill ☼	0.09	6-8-2021	50,000,000	49,984,125
The accompanying notes are an integral part of these financial statements.

10  |  Government Money Market Funds

Portfolio of investments—January 31, 2021

	Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Cash Management Bill ☼	0.09%	6-15-2021	$100,000,000	$ 99,966,314
U.S. Cash Management Bill ☼	0.09	6-29-2021	100,000,000	99,961,767
U.S. Cash Management Bill ☼	0.10	4-6-2021	150,000,000	149,972,533
U.S. Cash Management Bill ☼	0.10	4-20-2021	100,000,000	99,978,333
U.S. Cash Management Bill ☼	0.11	4-13-2021	100,000,000	99,979,292
U.S. Treasury Bill ☼	0.08	2-2-2021	250,000,000	249,999,238
U.S. Treasury Bill ☼	0.08	2-23-2021	200,000,000	199,987,258
U.S. Treasury Bill ☼	0.08	3-11-2021	300,000,000	299,967,173
U.S. Treasury Bill ☼	0.08	3-18-2021	200,000,000	199,973,000
U.S. Treasury Bill ☼	0.08	4-29-2021	250,000,000	249,940,188
U.S. Treasury Bill ☼	0.08	6-17-2021	120,000,000	119,962,034
U.S. Treasury Bill ☼	0.09	2-9-2021	250,000,000	249,993,800
U.S. Treasury Bill ☼	0.09	2-18-2021	350,000,000	349,982,292
U.S. Treasury Bill ☼	0.09	3-9-2021	200,000,000	199,980,200
U.S. Treasury Bill ☼	0.09	3-23-2021	300,000,000	299,954,549
U.S. Treasury Bill ☼	0.09	3-25-2021	400,000,000	399,946,628
U.S. Treasury Bill ☼	0.09	4-8-2021	100,000,000	99,980,750
U.S. Treasury Bill ☼	0.09	4-15-2021	250,000,000	249,946,264
U.S. Treasury Bill ☼	0.09	5-20-2021	100,000,000	99,970,000
U.S. Treasury Bill ☼	0.09	6-24-2021	150,000,000	149,944,588
U.S. Treasury Bill ☼	0.09	7-15-2021	100,000,000	99,958,544
U.S. Treasury Bill ☼	0.09	7-22-2021	50,000,000	49,977,913
U.S. Treasury Bill ☼	0.09	7-29-2021	100,000,000	99,956,736
U.S. Treasury Bill ☼	0.09	1-27-2022	80,000,000	79,926,800
U.S. Treasury Bill ☼	0.10	2-4-2021	300,000,000	299,997,528
U.S. Treasury Bill ☼	0.10	2-11-2021	400,000,000	399,987,695
U.S. Treasury Bill ☼	0.10	2-25-2021	300,000,000	299,980,334
U.S. Treasury Bill ☼	0.10	3-2-2021	170,000,000	169,986,305
U.S. Treasury Bill ☼	0.10	3-4-2021	350,000,000	349,970,120
U.S. Treasury Bill ☼	0.10	3-16-2021	250,000,000	249,970,736
U.S. Treasury Bill ☼	0.10	4-1-2021	200,000,000	199,966,075
U.S. Treasury Bill ☼	0.10	5-6-2021	250,000,000	249,935,571
U.S. Treasury Bill ☼	0.10	5-13-2021	200,000,000	199,944,787
U.S. Treasury Bill ☼	0.10	5-27-2021	195,000,000	194,946,134
U.S. Treasury Bill ☼	0.10	6-3-2021	150,000,000	149,951,708
U.S. Treasury Bill ☼	0.10	7-1-2021	200,000,000	199,918,333
U.S. Treasury Bill ☼	0.11	2-16-2021	250,000,000	249,988,750
U.S. Treasury Bill ☼	0.11	12-30-2021	145,000,000	144,855,488
U.S. Treasury Bill ☼	0.12	4-22-2021	100,000,000	99,973,778
U.S. Treasury Bill ☼	0.12	12-2-2021	75,000,000	74,926,533
U.S. Treasury Bill ☼	0.14	8-12-2021	30,000,000	29,977,200
U.S. Treasury Bill ☼	0.14	10-7-2021	20,000,000	19,981,056
U.S. Treasury Bill ☼##	0.14	11-4-2021	110,000,000	109,881,933
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.06%) ±	0.14	7-31-2022	610,000,000	609,990,467
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.06%) ±	0.14	10-31-2022	570,000,000	569,981,270
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.11%) ±	0.19	4-30-2022	730,000,000	730,101,669
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.14%) ±	0.22	4-30-2021	490,000,000	489,968,396
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.15%) ±	0.23	1-31-2022	405,000,000	404,884,205
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.22%) ±	0.30	7-31-2021	370,000,000	369,934,179
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  11

Portfolio of investments—January 31, 2021

		Interest rate	Maturity date	Principal	Value
U.S. Treasury securities (continued)
U.S. Treasury Note (U.S. Treasury 3 Month Bill Money Market Yield+0.30%) ±		0.38%	10-31-2021	$415,000,000	$ 415,135,318
U.S. Treasury Note		1.13	2-28-2021	55,000,000	55,024,990
U.S. Treasury Note		1.13	7-31-2021	30,000,000	30,148,220
U.S. Treasury Note		1.13	8-31-2021	20,000,000	20,119,002
U.S. Treasury Note		1.50	8-31-2021	50,000,000	50,397,354
U.S. Treasury Note		1.75	11-30-2021	70,000,000	70,953,908
U.S. Treasury Note		1.88	11-30-2021	50,000,000	50,733,459
U.S. Treasury Note		2.00	2-28-2021	154,000,000	154,159,153
U.S. Treasury Note		2.00	8-31-2021	30,000,000	30,329,638
U.S. Treasury Note		2.00	10-31-2021	117,000,000	118,653,756
U.S. Treasury Note		2.00	11-15-2021	80,000,000	81,194,050
U.S. Treasury Note		2.00	12-31-2021	30,000,000	30,517,676
U.S. Treasury Note		2.13	9-30-2021	115,000,000	116,514,691
U.S. Treasury Note		2.25	2-15-2021	105,000,000	105,068,611
U.S. Treasury Note		2.25	3-31-2021	80,000,000	80,197,879
U.S. Treasury Note		2.38	3-15-2021	30,000,000	30,067,798
U.S. Treasury Note		2.38	4-15-2021	80,000,000	80,322,285
U.S. Treasury Note		2.50	2-28-2021	20,000,000	20,014,055
U.S. Treasury Note		2.63	7-15-2021	35,000,000	35,390,553
U.S. Treasury Note		2.88	10-15-2021	50,000,000	50,971,893
U.S. Treasury Note		2.88	11-15-2021	75,000,000	76,624,633
U.S. Treasury Note		3.13	5-15-2021	18,502,000	18,658,008
U.S. Treasury Note		3.63	2-15-2021	45,000,000	45,035,588
U.S. Treasury Note		8.00	11-15-2021	34,000,000	36,099,739
U.S. Treasury Note		8.13	5-15-2021	40,000,000	40,902,075
Total U.S. Treasury securities (Cost $14,231,136,766)					14,231,136,766
Total investments in securities (Cost $21,780,980,088)	98.58%				21,780,980,088
Other assets and liabilities, net	1.42				313,707,901
Total net assets	100.00%				$22,094,687,989

The accompanying notes are an integral part of these financial statements.

12  |  Government Money Market Funds

Portfolio of investments—January 31, 2021
^^	Collateralized by:
(01) U.S. government securities, 0.13% to 4.38%, 6-30-2021 to 2-15-2049, fair value including accrued interest is $991,312,952.
(02) U.S. government securities, 0.13%, 11-30-2022, fair value including accrued interest is $244,800,036.
(03) U.S. government securities, 0.38% to 3.00%, 3-31-2022 to 7-31-2027, fair value including accrued interest is $765,000,070.
(04) U.S. government securities, 0.13% to 1.00%, 7-15-2021 to 2-15-2046, fair value including accrued interest is $624,240,024.
(05) U.S. government securities, 0.50%, 6-30-2027, fair value including accrued interest is $765,000,000.
(06) U.S. government securities, 0.13% to 2.50%, 4-15-2021 to 8-15-2024, fair value including accrued interest is $255,000,074.
(07) U.S. government securities, 0.00% to 2.88%, 2-2-2021 to 5-15-2043, fair value including accrued interest is $204,000,174.
(08) U.S. government securities, 3.00%, 5-15-2042, fair value including accrued interest is $350,000,063.
(09) U.S. government securities, 2.75% to 3.75%, 2-15-2047 to 11-15-2048, fair value including accrued interest is $765,001,226.
(10) U.S. government securities, 0.00% to 6.00%, 3-4-2021 to 2-15-2048, fair value including accrued interest is $306,000,024.
(11) U.S. government securities, 1.25%, 8-31-2024, fair value including accrued interest is $102,010,222.
(12) U.S. government securities, 0.13% to 2.75%, 1-31-2023 to 8-15-2050, fair value including accrued interest is $102,000,006.
(13) U.S. government securities, 0.13% to 4.50%, 12-31-2022 to 2-15-2036, fair value including accrued interest is $255,189,311.
(14) U.S. government securities, 0.25% to 6.38%, 1-31-2023 to 2-15-2050, fair value including accrued interest is $202,368,011.
(15) U.S. government securities, 0.13% to 6.38%, 8-31-2022 to 8-15-2047, fair value including accrued interest is $255,000,057.
(16) U.S. government securities, 0.00% to 3.00%, 11-15-2025 to 11-15-2047, fair value including accrued interest is $54,846,675.
(17) U.S. government securities, 0.00%, 11-15-2026, fair value is $6,738,375.
(18) U.S. government securities, 0.00% to 6.25%, 2-15-2021 to 11-15-2050, fair value including accrued interest is $775,200,000.
(19) U.S. government securities, 0.00% to 4.38%, 7-31-2021 to 5-15-2050, fair value including accrued interest is $255,000,001.
(20) U.S. government securities, 1.50%, 11-14-2012 to 10-31-2024, fair value including accrued interest is $157,193,878.
(21) U.S. government securities, 0.13% to 4.38%, 7-31-2021 to 5-15-2050, fair value including accrued interest is $255,000,001.
§	The security is subject to a demand feature which reduces the effective maturity.
∂	The security represents a long-dated and extendible repurchase agreement which automatically renews on previously set terms. The maturity date represents the next put date.
øø	The interest rate is determined and reset by the issuer periodically depending upon the terms of the security. The rate shown is the rate in effect at period end.
##	All or a portion of this security is segregated for when-issued securities.
±	Variable rate investment. The rate shown is the rate in effect at period end.
☼	Zero coupon security. The rate represents the current yield to maturity.
%%	The security is purchased on a when-issued basis.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  13

Statement of assets and liabilities—January 31, 2021

Assets
Investments in unaffiliated securities, at amortized cost	$ 14,231,136,766
Investments in repurchase agreements, at amortized cost	7,549,843,322
Cash	271,702
Receivable for investments sold	520,000,000
Receivable for interest	12,862,109
Receivable from manager	123,572
Prepaid expenses and other assets	1,223,197
Total assets	22,315,460,668
Liabilities
Payable for investments purchased	199,945,769
Payable for Fund shares redeemed	18,612,853
Administration fees payable	1,654,459
Dividends payable	105,533
Trustees’ fees and expenses payable	1,075
Accrued expenses and other liabilities	452,990
Total liabilities	220,772,679
Total net assets	$22,094,687,989
Net assets consist of
Paid-in capital	$ 22,094,877,097
Total distributable loss	(189,108)
Total net assets	$22,094,687,989
Computation of net asset value per share
Net assets – Class A	$ 1,537,191,576
Shares outstanding – Class A1	1,537,052,138
Net asset value per share – Class A	$1.00
Net assets – Administrator Class	$ 143,745,402
Shares outstanding – Administrator Class[1]	143,733,230
Net asset value per share – Administrator Class	$1.00
Net assets – Institutional Class	$ 15,879,273,883
Shares outstanding – Institutional Class[1]	15,877,782,899
Net asset value per share – Institutional Class	$1.00
Net assets – Select Class	$ 3,118,274,083
Shares outstanding – Select Class[1]	3,118,123,048
Net asset value per share – Select Class	$1.00
Net assets – Service Class	$ 1,416,203,045
Shares outstanding – Service Class[1]	1,416,067,184
Net asset value per share – Service Class	$1.00
[1]	The Fund has an unlimited number of authorized shares.
The accompanying notes are an integral part of these financial statements.

14  |  Government Money Market Funds

Statement of operations—year ended January 31, 2021

Investment income
Interest	$ 71,715,718
Expenses
Management fee	30,680,655
Administration fees
Class A	3,174,423
Administrator Class	172,269
Institutional Class	12,772,034
Select Class	1,394,646
Service Class	1,663,341
Shareholder servicing fees
Class A	3,606,150
Administrator Class	171,571
Service Class	3,465,035
Custody and accounting fees	633,834
Professional fees	54,546
Registration fees	85,013
Shareholder report expenses	47,698
Trustees’ fees and expenses	19,973
Other fees and expenses	238,759
Total expenses	58,179,947
Less: Fee waivers and/or expense reimbursements
Fund-level	(118,208)
Class A	(5,187,524)
Administrator Class	(179,883)
Institutional Class	(7,233,923)
Select Class	(1,394,646)
Service Class	(3,875,359)
Net expenses	40,190,404
Net investment income	31,525,314
Net realized gains on investments	100,625
Net increase in net assets resulting from operations	31,625,939
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  15

Statement of changes in net assets

	Year ended January 31, 2021		Year ended January 31, 2020
Operations
Net investment income		$ 31,525,314		$ 293,902,436
Net realized gains on investments		100,625		77,169
Net increase in net assets resulting from operations		31,625,939		293,979,605
Distributions to shareholders from
Net investment income and net realized gains
Class A		(1,570,166)		(19,977,039)
Administrator Class		(274,712)		(1,774,446)
Institutional Class		(24,959,137)		(233,671,816)
Select Class		(3,152,338)		(14,829,426) [1]
Service Class		(1,646,130)		(23,697,019)
Sweep Class		N/A		(1,237) [2]
Total distributions to shareholders		(31,602,483)		(293,950,983)
Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	9,941,597,730	9,941,597,730	8,983,130,114	8,983,130,114
Administrator Class	575,602,412	575,602,412	648,439,409	648,439,409
Institutional Class	89,663,135,695	89,663,135,695	92,366,552,858	92,366,552,858
Select Class	84,526,317,126	84,526,317,126	4,951,631,188 [1]	4,951,631,188 [1]
Service Class	6,391,237,824	6,391,237,824	7,712,455,249	7,712,455,249
		191,097,890,787		114,662,208,818
Reinvestment of distributions
Class A	827,512	827,512	10,091,843	10,091,843
Administrator Class	284,450	284,450	1,739,531	1,739,531
Institutional Class	9,197,042	9,197,042	86,905,773	86,905,773
Select Class	2,646,092	2,646,092	11,537,230 [1]	11,537,230 [1]
Service Class	396,877	396,877	5,190,841	5,190,841
		13,351,973		115,465,218
Payment for shares redeemed
Class A	(9,784,258,186)	(9,784,258,186)	(8,816,940,672)	(8,816,940,672)
Administrator Class	(569,238,199)	(569,238,199)	(614,418,973)	(614,418,973)
Institutional Class	(85,088,285,515)	(85,088,285,515)	(93,625,030,718)	(93,625,030,718)
Select Class	(82,102,590,260)	(82,102,590,260)	(4,271,418,328) [1]	(4,271,418,328) [1]
Service Class	(6,144,319,269)	(6,144,319,269)	(7,980,153,399)	(7,980,153,399)
Sweep Class	N/A	N/A	(100,073) [2]	(100,073) [2]
		(183,688,691,429)		(115,308,062,163)
Net increase (decrease) in net assets resulting from capital share transactions		7,422,551,331		(530,388,127)
Total increase (decrease) in net assets		7,422,574,787		(530,359,505)
Net assets
Beginning of period		14,672,113,202		15,202,472,707
End of period		$ 22,094,687,989		$ 14,672,113,202
[1]	For the period from March 15, 2019 (commencement of class operations) to January 31, 2020
[2]	For the period from February 1, 2019 to November 29, 2019. Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and the class was subsequently closed. Sweep Class shares are no longer offered by the Fund.
The accompanying notes are an integral part of these financial statements.

16  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Class A	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.01	0.00 [1]	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net realized gains	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.01)	(0.00) [1]	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.12%	1.56%	1.37%	0.38%	0.01%
Ratios to average net assets (annualized)
Gross expenses	0.61%	0.61%	0.61%	0.62%	0.62%
Net expenses	0.25% [2]	0.60%	0.60%	0.61%	0.39%
Net investment income	0.11%	1.53%	1.36%	0.38%	0.01%
Supplemental data
Net assets, end of period (000s omitted)	$1,537,192	$1,379,059	$1,202,749	$1,291,723	$1,745,419

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.35% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  17

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Administrator Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.16%	1.83%	1.63%	0.65%	0.06%
Ratios to average net assets (annualized)
Gross expenses	0.34%	0.34%	0.35%	0.35%	0.34%
Net expenses	0.24% [2]	0.34%	0.35%	0.35%	0.34%
Net investment income	0.16%	1.84%	1.48%	0.61%	0.05%
Supplemental data
Net assets, end of period (000s omitted)	$143,745	$137,102	$101,340	$142,198	$106,246

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.10% higher.
The accompanying notes are an integral part of these financial statements.

18  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Institutional Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.21%	1.97%	1.78%	0.79%	0.20%
Ratios to average net assets (annualized)
Gross expenses	0.22%	0.22%	0.22%	0.23%	0.23%
Net expenses	0.18% [2]	0.20%	0.20%	0.20%	0.20%
Net investment income	0.16%	1.95%	1.77%	0.81%	0.20%
Supplemental data
Net assets, end of period (000s omitted)	$15,879,274	$11,295,226	$12,466,864	$13,085,244	$11,489,674

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.02% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  19

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Select Class	2021	2020 [1]
Net asset value, beginning of period	$1.00	$1.00
Net investment income	0.00 [2]	0.02
Net realized gains (losses) on investments	0.00 [2]	0.00 [2]
Total from investment operations	0.00 [2]	0.02
Distributions to shareholders from
Net investment income	(0.00) [2]	(0.02)
Net realized gains	0.00	(0.00) [2]
Total distributions to shareholders	(0.00) [2]	(0.02)
Net asset value, end of period	$1.00	$1.00
Total return	0.24%	1.74%
Ratios to average net assets (annualized)
Gross expenses	0.18%	0.18%
Net expenses	0.14%	0.14%
Net investment income	0.09%	1.81%
Supplemental data
Net assets, end of period (000s omitted)	$3,118,274	$691,825

[1]	For the period from March 15, 2019 (commencement of class operations) to January 31, 2020
[2]	Amount is less than $0.005.
The accompanying notes are an integral part of these financial statements.

20  |  Government Money Market Funds

Financial highlights
(For a share outstanding throughout each period)
	Year ended January 31
Service Class	2021	2020	2019	2018	2017
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Net realized gains (losses) on investments	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Total from investment operations	0.00 [1]	0.02	0.02	0.01	0.00 [1]
Distributions to shareholders from
Net investment income	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net realized gains	0.00	(0.00) [1]	(0.00) [1]	(0.00) [1]	0.00
Total distributions to shareholders	(0.00) [1]	(0.02)	(0.02)	(0.01)	(0.00) [1]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.14%	1.72%	1.53%	0.54%	0.02%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.51%	0.51%	0.52%	0.52%
Net expenses	0.23% [2]	0.45%	0.45%	0.45%	0.38%
Net investment income	0.12%	1.71%	1.51%	0.54%	0.03%
Supplemental data
Net assets, end of period (000s omitted)	$1,416,203	$1,168,901	$1,431,420	$1,459,295	$1,500,467

[1]	Amount is less than $0.005.
[2]	During the year ended January 31, 2021, class-level expenses were voluntarily waived by the investment manager. Without this voluntary waiver, the net expense ratio would have been 0.22% higher.
The accompanying notes are an integral part of these financial statements.

Government Money Market Funds  |  21

Notes to financial statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Treasury Plus Money Market Fund (the “Fund”) which is a diversified series of the Trust.
Effective at the close of business on November 29, 2019, Sweep Class shares were liquidated and are no longer offered by the Fund. Information for Sweep Class shares reflected in the financial statements represents activity through November 29, 2019.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
As permitted under Rule 2a-7 of the 1940 Act, portfolio securities are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.
Repurchase agreements
The Fund may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Funds Management. Repurchase agreements are agreements where the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The repurchase agreements must be fully collateralized based on values that are marked-to-market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian’s responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain a market value equal to or greater than the resale price. The repurchase agreements are collateralized by securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. There could be potential loss to the Fund in the event that the Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which the Fund seeks to assert its rights.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures

22  |  Government Money Market Funds

Notes to financial statements
and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of January 31, 2021, the cost of investments for federal income tax purposes is substantially the same as for financial reporting purposes.
Class allocations
The separate classes of shares offered by the Fund differ principally in shareholder servicing and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
■	Level 1 – quoted prices in active markets for identical securities
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of January 31, 2021:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Repurchase agreements	$0	$ 7,549,843,322	$0	$ 7,549,843,322
U.S. Treasury securities	0	14,231,136,766	0	14,231,136,766
Total assets	$0	$21,780,980,088	$0	$21,780,980,088
Additional sector, industry or geographic detail, if any, is included in the Portfolio of Investments.
For the year ended January 31, 2021, the Fund did not have any transfers into/out of Level 3.

Government Money Market Funds  |  23

Notes to financial statements
4. TRANSACTIONS WITH AFFILIATES
Management fee
Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:
Average daily net assets	Management fee
First $5 billion	0.150%
Next $5 billion	0.140
Over $10 billion	0.130
For the year ended January 31, 2021, the management fee was equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.
Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.01% as the average daily net assets of the Fund increase.
Administration fees
Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:
Class-level administration fee
Class A	0.22%
Administrator Class	0.10
Institutional Class	0.08
Select Class	0.04
Service Class	0.12
Waivers and/or expense reimbursements
Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap expenses. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. In addition to the contractual waivers and/or reimbursements, Funds Management also voluntarily waived class-level expenses during the year ended January 31, 2021 in order to maintain a positive yield. These voluntary class-level waivers may be discontinued at any time. The contractual expense caps are as follows:

24  |  Government Money Market Funds

Notes to financial statements
Expense ratio caps
Class A	0.60%
Administrator Class	0.34
Institutional Class	0.20
Select Class	0.14
Service Class	0.45
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Service Class of the Fund are charged a fee at an annual rate of 0.25% of the respective average daily net assets of each class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.
5. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid was $31,602,483 and $293,950,983 of ordinary income for the years ended January 31, 2021 and January 31, 2020, respectively.
As of January 31, 2021, distributable earnings on a tax basis consisted of $96,856 in undistributed ordinary income.
6. INDEMNIFICATION
Under the Fund's organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
7. NEW ACCOUNTING PRONOUNCEMENT
In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements on fair value measurements in Topic 820, Fair Value Measurements. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has adopted this guidance which did not have a material impact on the financial statements.
8. CORONAVIRUS (COVID-19) PANDEMIC
On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are affecting the entire global economy, individual companies and investment products, the funds, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets.
9. SUBSEQUENT EVENT
On February 23, 2021, Wells Fargo announced that it has entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to GTCR LLC and Reverence Capital Partners, L.P. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC, the investment manager to the Fund, Wells Capital Management Incorporated and Wells Fargo Asset Management (International) Limited, both registered investment advisers providing sub-advisory services to certain funds, and Wells Fargo Funds Distributor, LLC, the Fund’s principal underwriter. As part of the transaction, Wells Fargo will own a 9.9% equity interest and will continue to serve as an important client and distribution partner.

Government Money Market Funds  |  25

Notes to financial statements
Consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement and sub-advisory agreement. The Fund’s Board of Trustees will be asked to approve new investment management arrangements with the new company. If approved by the Board, the new investment management arrangements with the new company will be presented to the shareholders of the Fund for approval, and, if approved by shareholders, would take effect upon the closing of the transaction. The transaction is expected to close in the second half of 2021, subject to customary closing conditions.

26  |  Government Money Market Funds

To the Shareholders of the Fund and Board of Trustees
Wells Fargo Funds Trust:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Wells Fargo Treasury Plus Money Market Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of January 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of January 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of January 31, 2021, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.
Boston, Massachusetts
March 29, 2021

Government Money Market Funds  |  27

Other information (unaudited)
TAX INFORMATION
For the fiscal year ended January 31, 2021, $43,403,347 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, $77,169 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.
For the fiscal year ended January 31, 2021, 72.04% of the ordinary income distributed was derived from interest on U.S. government securities.
For corporate shareholders, pursuant to Section 163(j) of the Internal Revenue Code, 99.75% of ordinary income dividends qualify as interest dividends for the fiscal year ended January 31, 2021.
PROXY VOTING INFORMATION
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Shareholders may view the filed Form N-MFP by visiting the SEC website at sec.gov. The Fund’s portfolio holdings information is also available on our website at wfam.com.

28  |  Government Money Market Funds

Other information (unaudited)
BOARD OF TRUSTEES AND OFFICERS
Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 144 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information1. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A
Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chair, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business (Emeritus), Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Government Money Market Funds  |  29

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A
Timothy J. Penny (Born 1951)	Trustee, since 1996; Chair, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A
James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A
Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Interim President of the McKnight Foundation from January to September 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A
*  Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Government Money Market Funds

Other information (unaudited)
Officers
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma (Born 1974)	Treasurer, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Fund Complex)	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC and Chief Legal Counsel of Wells Fargo Asset Management since 2018. Deputy General Counsel of Wells Fargo Bank, N.A. since 2020 and Assistant General Counsel of Wells Fargo Bank, N.A. from 2018 to 2020. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.
Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
1  The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Government Money Market Funds  |  31

For more information
More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund's website, or call:
Wells Fargo Funds
P.O. Box 219967
Kansas City, MO 64121-9967
Website: wfam.com
Individual investors: 1-800-222-8222
Retail investment professionals: 1-888-877-9275
Institutional investment professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.
Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind— including a recommendation for any specific investment, strategy, or plan.
 INVESTMENT PRODUCTS: NOT FDIC INSURED  ■  NO BANK GUARANTEE  ■  MAY LOSE VALUE
© 2021 Wells Fargo & Company. All rights reserved.
PAR-0221-00363 03-22
A314/AR314 01-21

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended January 31, 2021	Fiscal year ended January 31, 2020
Audit fees	$351,180	$343,480
Audit-related fees	—	—
Tax fees (1)	16,160	15,840
All other fees	—	—

	$367,140	$359,320

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chair of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chair, Management shall prepare a brief description of the proposed services.

If the Chair approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: March 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen
Andrew Owen
President

Date: March 29, 2021

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: March 29, 2021